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TAX-EXEMPT INCOME
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Alliance Intermediate
Municipal Portfolios

Annual Report
September 30, 2002

                               [GRAPHIC OMITTED]

                                            AllianceCapital [LOGO](R)
                                            The Investment Professional's Choice

                          Investment Products Offered
                          ---------------------------
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                          ---------------------------

This shareholder report must be preceded or accompanied by the portfolio's prospectus for individuals who are not current shareholders of the portfolio.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the portfolios, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
November 25, 2002

Dear Shareholder:

This report provides the performance, investment strategy and outlook for the three portfolios of the Alliance Intermediate Municipal Income Fund (the "Fund") for the annual reporting period ended September 30, 2002.

Investment Objectives and Policies

The three portfolios of this open-end fund seek to provide safety of principal and to maximize return after federal taxes (and, in the case of the California and New York Portfolios, state and/or local taxes). Each portfolio invests principally in investment grade bonds. Each portfolio seeks to maintain an effective duration between three and one-half to seven years under normal market conditions. Within these guidelines, the portfolio management team seeks to add value through sector, security and maturity selection, emphasizing investment in bonds that are determined to be both safe and undervalued.

Investment Results

The following table provides performance for the Fund's three portfolios and their benchmark, the Lehman Brothers (LB) 5-Year General Obligation Municipal Bond Index, for the period since the Fund's inception on February 1, 2002 through September 30, 2002.

INVESTMENT RESULTS*
Periods Ended September 30, 2002

                                                      --------------------------
                                                             Total Returns
                                                      --------------------------
                                                                     Since
                                                      6 Months       Inception**
--------------------------------------------------------------------------------
California Portfolio
   Class A                                               5.74%            4.76%
--------------------------------------------------------------------------------
   Class B                                               5.37%            4.30%
--------------------------------------------------------------------------------
   Class C                                               5.37%            4.28%
--------------------------------------------------------------------------------
Diversified Portfolio
   Class A                                               5.66%            5.02%
--------------------------------------------------------------------------------
   Class B                                               5.36%            4.63%
--------------------------------------------------------------------------------
   Class C                                               5.28%            4.55%
--------------------------------------------------------------------------------
New York Portfolio
   Class A                                               5.90%            5.30%
--------------------------------------------------------------------------------
   Class B                                               5.53%            4.82%
--------------------------------------------------------------------------------
   Class C                                               5.52%            4.89%
--------------------------------------------------------------------------------
Lehman Brothers 5-Year General
Obligation Municipal Bond Index                          7.73%            6.63%
--------------------------------------------------------------------------------

* Investment results represent total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of September 30, 2002. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All


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                                  ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      fees and expenses related to the operation of each class have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for each class include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The Lehman Brothers (LB) 5-Year General Obligation Municipal Bond Index is a composite measure of total return performance for the municipal bond market on those municipal bonds with maturities of five years. The securities in this index include ratings categories A and Aaa.

      Additional performance information can be found on pages 6-12.

** Inception date for Class A, B, and C shares is February 1, 2002. Data for the LB 5-Year General Obligation Municipal Bond Index is from the closest month-end after the Fund's inception date.

For the six-month and since inception periods ended September 30, 2002, each portfolio underperformed the benchmark. Each portfolio's market weight position in housing bonds and underweight position in utility bonds helped relative performance. However, the portfolios' barbell maturity structure (i.e., an overweight position in short- and long-term bonds and underweight position in intermediate-term bonds) detracted from performance for the second quarter in a row.

Market Review

Municipal interest rates dropped sharply in the third quarter in response to slowing economic growth, a falling stock market, and an increased likelihood of war with Iraq. Municipal yields dropped to the lowest they have been in at least 30 years. As a result, municipal bond returns were strong. The worst performing sectors were housing and industrial development bonds. Housing bonds were hurt by fears of faster prepayments. Industrial development bonds were hurt by the poor performance of the airline and utility industries.

Municipal issuers responded to the low interest rate environment by issuing bonds at a record pace. In aggregate, municipal bond issuance is up this year through September by 29% over last year and 13% over the previous record high in 1993. We expect issuance to remain heavy and reach well over $300 billion by the end of the year. As a result of this supply, municipals are inexpensive relative to taxable securities today.

California Review

Due to California's growing financial problems, we continue to maintain a very high average credit quality (AAA-) with almost 20% of the holdings out-of-state. Given a projected budget deficit of $23.6 billion, as well as November state elections, it is no surprise that political posturing prevented a budget from being signed until a record two months into fiscal year 2002-2003. Finally, on September 5, the Governor signed a budget that looked to close a gap between revenues and expenditures equal to 30% of the state's general fund operations. Unfortunately, the budget contained overly optimistic assumptions regarding


--------------------------------------------------------------------------------
2 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

revenue growth and federal aid. It also avoided the introduction of new taxes, all of which undermined the state's precarious fiscal position. In fact, we already estimate a revenue shortfall of approximately $12 billion in fiscal year 2003-2004. Most of the state's fiscal difficulties have come from weak personal income tax and capital gains tax collections.

In September 2000, Moody's and Standard & Poor's (the S&P) upgraded California's bond-credit ratings to Aa2/AA. By November 2001, however, they had downgraded the state to A1/A+ and retained their negative outlooks. For the moment, our long-term view of the state's rating remains Aa3/AA-. After all, California still has the fifth largest economy in the world. However, should the state economy and tax receipts continue to fall short of expectations, lawmakers will have little choice but to take more aggressive action to improve operations by raising personal income, sales, and/or corporate taxes in the next budget cycle. Without such definitive measures, we see further downgrades as highly likely. Given that there is little chance of a positive rating action for some time, we have substantially cut our exposure to California general obligation (GO) bonds.

National Review

State and local government revenues continued to decline through June according to the Rockefeller Institute, and in our discussions with state and local officials, it is apparent that this deterioration continued throughout the third quarter. Changes in tax receipts are expected to lag changes in economic growth, but the decline in tax collections has been far more severe than anticipated given last year's mild recession. As the economy continues to rebound, tax collections should stabilize. Nevertheless, state and local government finances will remain under pressure.

During most of the 1990s, state and local tax collections grew faster than the economy, due primarily to income from capital gains and stock options. Now, that situation has reversed. In California, for example, revenue from capital gains and stock options is projected to decline from 25% of general fund revenues in fiscal year 2001 to just 9% in fiscal year 2003. State governments will eventually solve their fiscal problems, however, without a strong economic rebound, the solution will be on the back of authorities and local governments who will receive less state aid. Consequently, the financial problems that are now evident are likely to persist and eventually ripple through the rest of the municipal market.

As such, we are continuing to buy high-quality bonds where our analysts believe the issuer has the resources to maintain their rating through this difficult economic period. Our average credit quality at quarter-end was AA+, and as always, we are increasing the safety of the portfolio through diversification.

New York Review

Both New York City and New York State are facing fiscal difficulties, although the state is in much better shape


--------------------------------------------------------------------------------
                                  ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

due to huge reserves set aside over the past few years. If economic conditions do not improve markedly, the state will be forced next year to make the type of massive cuts many other states were forced to make this year. It will not be easy, but the state is still far better off than most other states.

New York City has plans in place to close its $5 billion budget gap with a combination of spending cutbacks, state and federal aid, productivity measures and, most significantly, deficit financing. Deficit financing is akin to taking out a mortgage to pay for groceries. Under ordinary circumstances, it is among the most negative things a municipality can do. But these are not ordinary circumstances. As a result, despite the proposed $1.5 billion deficit financing, all three major rating agencies have affirmed the city's credit ratings.

The danger will be if the city finds it necessary to implement a second round of financing, in which case the credit rating agencies will almost certainly downgrade the city's bonds. More importantly, buyers of New York City bonds will demand substantially higher yields to compensate for the increased risk, and holders of New York City bonds will see their bond values fall. Investors are concerned about the city's ability to close this gap as well as future gaps and they have already demanded higher yields from recent bond sales. Because the city recognizes the danger inherent in this scenario, it is likely to take other, more traditional actions to close its budget gaps. For example, we believe the city will likely raise property taxes and re-institute the commuter tax. It may also impose a temporary surcharge on the personal income tax. If these measures are insufficient, the city is already preparing contingency plans to lay off thousands of city workers.

While higher yields were sufficient to induce the portfolio management team to purchase a modest amount of New York City bonds, at 5%, we continue to significantly underweight New York City bonds in the Fund's New York portfolio.

Outlook

In our opinion, long-term, insured municipals are currently the most attractive bonds in the municipal market. They are inexpensive relative to short- and intermediate-term municipals and comparable long-term taxable bonds. To take advantage of this situation without exposing our clients to inordinate interest rate risk, we have adopted a barbell maturity structure (e.g., roughly 20% of our intermediate portfolios are invested in bonds with maturities of about 20 years with the balance in much shorter bonds). This maintains our overall duration target (i.e., our overall level of interest rate risk) while taking advantage of the opportunity to increase returns if the yield curve flattens and reverts back to a more normal shape.

Our barbell maturity structure detracted from our relative returns over the last six months because an already steep yield curve steepened further. Ultimately, however, we expect the yield curve to revert back to its long-term


--------------------------------------------------------------------------------
4 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

average shape. When this occurs and the yield curve flattens, the barbell strategy, we believe, can add significant value, versus the maturity structures of the Fund's benchmark.

Thank you for your interest and investment in Alliance Intermediate Municipal Income Fund. We look forward to reporting to you on market activity and the Fund's investment results in the future.

Sincerely,


/s/ John D. Carifa

John D. Carifa
President and Chief Operating Officer
Alliance Capital Management L.P.


/s/ Guy Davidson

Guy Davidson
Portfolio Manager

[PHOTO]         John D. Carifa

[PHOTO]         Guy Davidson

Guy Davidson, Portfolio Manager, has over 19 years of investment experience.


--------------------------------------------------------------------------------
                                  ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS
GROWTH OF A $10,000 INVESTMENT

California Portfolio
2/28/02* - 9/30/02

Lehman Brothers 5-Year General Obligation Municipal Bond Index: $10,544
California Portfolio Class A at offering:                       $ 9,971

 [THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                     California Portfolio       Lehman Brothers 5-Year General
                     Class A at offering        Obligation Municipal Bond Index
-------------------------------------------------------------------------------
     2/28/02                $ 9,579                        $10,000
     3/31/02                $ 9,430                        $ 9,787
     4/30/02                $ 9,549                        $10,013
     5/31/02                $ 9,609                        $10,081
     6/30/02                $ 9,667                        $10,190
     7/31/02                $ 9,739                        $10,301
     8/31/02                $ 9,824                        $10,400
     9/30/02                $ 9,971                        $10,544


Diversified Portfolio
2/28/02* - 9/30/02

Lehman Brothers 5-Year General Obligation Municipal Bond Index: $10,544
Diversified Portfolio Class A at offering:                      $ 9,977

 [THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                    Diversified Portfolio       Lehman Brothers 5-Year General
                     Class A at offering        Obligation Municipal Bond Index
-------------------------------------------------------------------------------
     2/28/02                $ 9,579                        $10,000
     3/31/02                $ 9,444                        $ 9,787
     4/30/02                $ 9,574                        $10,013
     5/31/02                $ 9,616                        $10,081
     6/30/02                $ 9,700                        $10,190
     7/31/02                $ 9,783                        $10,301
     8/31/02                $ 9,860                        $10,400
     9/30/02                $ 9,977                        $10,544


Please see mountain chart footnotes on page 7.


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6 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS
GROWTH OF A $10,000 INVESTMENT

New York Portfolio
2/28/02* - 9/30/02

Lehman Brothers 5-Year General Obligation Municipal Bond Index: $10,544
New York Portfolio Class A at offering:                         $ 9,998

 [THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                     New York Portfolio         Lehman Brothers 5-Year General
                     Class A at offering        Obligation Municipal Bond Index
-------------------------------------------------------------------------------
     2/28/02                $ 9,579                        $10,000
     3/31/02                $ 9,440                        $ 9,787
     4/30/02                $ 9,578                        $10,013
     5/31/02                $ 9,612                        $10,081
     6/30/02                $ 9,704                        $10,190
     7/31/02                $ 9,781                        $10,301
     8/31/02                $ 9,865                        $10,400
     9/30/02                $ 9,998                        $10,544


Each chart illustrates the total value of an assumed $10,000 investment in each of Alliance Intermediate Municipal Portfolio's Class A shares at net asset value
(NAV) (from 2/28/02 to 9/30/02) as compared to the performance of an appropriate broad-based index. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The charts reflect the deduction of the maximum 4.25% sales charges from initial $10,000 investments in the Portfolios and assume the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown in these illustrations due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The Lehman Brothers (LB) 5-Year General Obligation Municipal Bond Index is a composite measure of total return performance for the municipal bond market on those municipal bonds with maturities of five years. The securities in this index include ratings categories A and Aaa. When comparing an Alliance Intermediate Municipal Portfolio to the LB 5-Year General Obligation Municipal Bond Index, you should note that no charges are reflected in the performance of the index.

An investor cannot invest directly in an average, and its results are not indicative of any specific investment, including Alliance Intermediate Municipal Income Portfolio.

* Closest month-end after each portfolio's Class A shares inception date of 2/1/02.


--------------------------------------------------------------------------------
                                  ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
September 30, 2002

INTERMEDIATE CALIFORNIA
MUNICIPAL PORTFOLIO

BOND QUALITY RATING

72.27% AAA
11.17% AA
11.01% A                  [PIE CHART OMITTED]
 3.34% BBB
 2.21% NR

INCEPTION DATE

(Class A Shares)
2/1/02

INTERMEDIATE DIVERSIFIED
MUNICIPAL PORTFOLIO

BOND QUALITY RATING

56.57% AAA
23.20% AA
 7.25% A                  [PIE CHART OMITTED]
 6.32% BBB
 0.93% BB
 0.59% B
 5.14% NR

INCEPTION DATE

(Class A Shares)
2/1/02

All data as of September 30, 2002. Each portfolio's bond qualtiy rating is expressed as a percentage of each portfolio's total investments and may vary over time.

NR: non-rated


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8 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
September 30, 2002

INTERMEDIATE NEW YORK
MUNICIPAL PORTFOLIO

BOND QUALITY RATING

58.25% AAA
25.07% AA
10.41% A                  [PIE CHART OMITTED]
 3.47% BBB
 2.80% NR

INCEPTION DATE

(Class A Shares)
2/1/02

All data as of September 30, 2002. Each portfolio's bond quality rating is expressed as a percentage of each portfolio's total investments and may vary over time.

NR: non-rated


--------------------------------------------------------------------------------
                                  ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 9

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

CUMULATIVE TOTAL RETURNS AS OF SEPTEMBER 30, 2002

Intermediate California Municipal Portfolio

Class A Shares                           Without Sales Charge  With Sales Charge
--------------------------------------------------------------------------------
   Since Inception*                             4.76%                0.32%

Class B Shares
--------------------------------------------------------------------------------
   Since Inception*                             4.30%                1.30%

Class C Shares
--------------------------------------------------------------------------------
   Since Inception*                             4.28%                3.28%

Intermediate Diversified Municipal Portfolio

Class A Shares                           Without Sales Charge  With Sales Charge
--------------------------------------------------------------------------------
   Since Inception*                             5.02%                0.57%

Class B Shares
--------------------------------------------------------------------------------
   Since Inception*                             4.63%                1.63%

Class C Shares
--------------------------------------------------------------------------------
   Since Inception*                             4.55%                3.55%

Each portfolio's investment results represent cumulative total returns. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000.

Each portfolio can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The portfolios may at times be concentrated in a particular sector or industry group and, therefore, may be subject to greater risk.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception date for all share classes: 2/1/02.


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10 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

CUMULATIVE TOTAL RETURNS AS OF SEPTEMBER 30, 2002

Intermediate New York Municipal Portfolio

Class A Shares                           Without Sales Charge  With Sales Charge
--------------------------------------------------------------------------------
        Since Inception*                        5.30%                0.84%

Class B Shares
--------------------------------------------------------------------------------
        Since Inception*                        4.82%                1.82%

Class C Shares
--------------------------------------------------------------------------------
        Since Inception*                        4.89%                3.89%

Each portfolio's investment results represent cumulative total returns. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000.

Each portfolio can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The portfolios may at times be concentrated in a particular sector or industry group and, therefore, may be subject to greater risk.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception date for all share classes: 2/1/02.


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                                 ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 11

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS
As of September 30, 2002

                                                              Taxable Equivalent
                                                                 Yield in 36%
                                                    30-Day        Tax Bracket
                                                  SEC Yield*      (at NAV)**
--------------------------------------------------------------------------------
Intermediate California Municipal Portfolio
Class A                                              1.86%           5.34%
Class B                                              1.17%           3.70%
Class C                                              1.15%           3.70%

Intermediate Diversified Municipal Portfolio
Class A                                              2.12%           5.66%
Class B                                              1.41%           4.16%
Class C                                              1.41%           4.16%

Intermediate New York Municipal Portfolio
Class A                                              2.06%           6.07%
Class B                                              1.30%           4.43%
Class C                                              1.30%           4.45%

* SEC yields are based on SEC guidelines and are calculated on 30 days ended September 30, 2002.

** The taxable-equivalent yield is based on NAV and a 36% marginal Federal income tax rate and maximum state, city and local taxes where applicable.


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12 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                  ------------------------------
                                                  CALIFORNIA MUNICIPAL PORTFOLIO
                                                  PORTFOLIO OF INVESTMENTS
                                                  ------------------------------

CALIFORNIA MUNICIPAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
September 30, 2002

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

              Tax-Exempt Variable-Rate Demand Notes-5.46%
$ 5,925,000   California Infrastructure &
              Economic Development Bank
              Revenue, Independent Systems
              Operating Corp. Project C,
              MBIA, Daily Floater, Putable
              Daily, 1.60%, 04/01/2009 ........................   $   5,925,000
  1,250,000   Irvine Ranch Water District,
              California, 1.85%, 10/01/2010 ...................       1,250,000
  5,600,000   California Health Facilities
              Financing Authority Revenue,
              Insured Sutter Health Series B,
              AMBAC, 1.95%, 07/01/2012 ........................       5,600,000
  2,696,000   Orange County Assessment
              District No. 88-1, California
              Improvement Bond Act 1915,
              1.90%, 08/01/2017 ...............................       2,696,000
  4,246,000   Irvine Assessment District No.
              87-8, California Improvement
              Bond Act 1915,
              1.85%, 09/02/2024 ...............................       4,246,000
  3,200,000   California Pollution Control
              Financing Authority, Solid
              Waste Disposal Revenue, Shell
              Oil Company Martinez Project A,
              1.90%, 10/01/2024 ...............................       3,200,000
  1,000,000   California Health Facilities
              Financing Authority Revenue,
              Hospital Adventist Health
              Systems, Series A,
              1.85%, 09/01/2025 ...............................       1,000,000
  1,500,000   California Health Facilities
              Financing Authority Revenue,
              Hospital Adventist Health
              Systems, Series B,
              1.90%, 09/01/2025 ...............................       1,500,000
  2,700,000   Irvine Assessment District No.
              93-14, California Improvement
              Bond Act 1915,
              1.80%, 09/02/2025 ...............................       2,700,000
  1,400,000   California Pollution Control
              Financing Authority, Shell
              Martinez Refining, Series B,
              1.55%, 10/01/2031 ...............................       1,400,000
  6,200,000   California Pollution Control
              Financing Authority, Shell
              Martinez Refining, Series A,
              1.90%, 10/01/2031 ...............................       6,200,000


--------------------------------------------------------------------------------
                                 ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 13

------------------------------
CALIFORNIA MUNICIPAL PORTFOLIO
      PORTFOLIO OF INVESTMENTS
------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$ 1,100,000   Los Angeles Department of
              Water & Power, California
              Revenue Subseries B-3
              1.50%, 07/01/2034 ...............................   $   1,100,000
                                                                  -------------

              Total Tax-Exempt Variable-Rate Demand Notes
              (Cost $36,817,000) ..............................      36,817,000
                                                                  -------------

              Prerefunded/Escrowed-9.38%
  9,145,000   California State Public Works,
              University of California Board
              Lease Revenue, Project A,
              6.50%, 10/01/2006
              Prerefunded 10/01/2002 @ 102 ....................       9,327,900
  2,710,000   California State Public Works,
              University of California Board
              Lease Revenue, Project A,
              6.70%, 10/01/2017
              Prerefunded 10/01/2002 @ 102 ....................       2,764,200
 15,950,000   San Joaquin Hills
              Transportation Corridor
              Agency, California Toll Road
              Revenue Senior Lien,
              6.75%, 01/01/2032
              Prerefunded 01/01/2003 @ 102
              (Note B, p. 34) .................................      16,485,122
  1,035,000   Sacramento School Insurance
              Authority, California Revenue
              Liability Program Series D,
              5.70%, 06/01/2003
              Escrowed to Maturity ............................       1,053,206
  2,470,000   Los Angeles Department of
              Water & Power, California
              Electric Plant Revenue,
              4.75%, 08/15/2010
              Prerefunded 08/15/2003 @102 .....................       2,595,353
  5,675,000   Sacramento Municipal Utility
              District, California Electric
              Revenue Series I, MBIA,
              6.00%, 01/01/2024
              Prerefunded 01/01/2004 @ 102 ....................       6,118,445
    400,000   Pomona Public Financing
              Authority, California,
              5.50%, 02/01/2008
              Prerefunded 02/01/2004 @ 102 ....................         429,900


--------------------------------------------------------------------------------
14 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                  ------------------------------
                                                  CALIFORNIA MUNICIPAL PORTFOLIO
                                                  PORTFOLIO OF INVESTMENTS
                                                  ------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$   480,000   Pomona Public Financing
              Authority, California,
              Southwest Pomona Revenue
              Series L, 5.50%, 02/01/2008
              Prerefunded 02/01/2004 @ 102 ....................   $     515,880
  1,000,000   Washington Suburban Sanitation
              District, Maryland,
              6.60%, 06/01/2015
              Prerefunded 06/01/2004 @ 100 ....................       1,084,720
  2,000,000   Los Angeles Department of
              Water & Power, California
              Electric Plant Revenue, FSA,
              5.25%, 06/15/2013
              Prerefunded 06/15/2004 @ 101 ....................       2,153,700
  3,955,000   Imperial Irrigation District,
              California Certificates of
              Participation, Electric System Project,
              MBIA, 6.00%, 11/01/2015
              Prerefunded 11/01/2004 @ 102 ....................       4,407,412
    850,000   Burbank Redevelopment Agency,
              California, 9.25%, 12/01/2005
              Prerefunded 12/01/2004 @ 100 ....................         940,585
  1,520,000   Corona, California Certificates
              of Participation, 8.00%, 03/01/2015
              Prerefunded 03/01/2006 @ 100 ....................       1,836,023
    920,000   Northern California Power
              Agency Public Power Revenue
              Series A, AMBAC,
              5.80%, 07/01/2009
              Escrowed to Maturity ............................       1,104,156
  1,000,000   Kern High School District,
              California, 7.10%, 08/01/2011
              Escrowed to Maturity ............................       1,327,750
  5,300,000   Massachusetts State Series B,
              FSA, 5.50%, 03/01/2018
              Prerefunded 03/01/2012 @ 100 ....................       6,236,563
  1,000,000   Pittsburg Redevelopment
              Agency, California Residential
              Mortgage Revenue,
              9.60%, 06/01/2016
              Escrowed to Maturity ............................       1,606,330
  1,615,000   Metropolitan Water District of
              Southern California,
              Waterworks Revenue Series A,
              5.75%, 07/01/2021
              Escrowed to Maturity ............................       1,937,871


--------------------------------------------------------------------------------
                                 ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 15

------------------------------
CALIFORNIA MUNICIPAL PORTFOLIO
      PORTFOLIO OF INVESTMENTS
------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$ 1,325,000   Duarte, California
              Certificates of Participation,
              City of Hope National Medical
              Center, 6.25%, 04/01/2023
              Prerefunded 04/01/2023 @ 102 ....................   $   1,384,572
                                                                  -------------

              Total Prerefunded/Escrowed
              (Cost $60,890,400) ..............................      63,309,688
                                                                  -------------

              Insured-57.32%
  4,765,000   Orange County Local Transportation
              Authority, California Sales Tax
              Revenue, Second Senior Measure M,
              FGIC, 9.50%, 02/15/2003 .........................       4,905,663
  4,315,000   Association of Bay Area
              Governments, California Bay
              Area Rapid Transit Series A,
              AMBAC, 4.75%, 06/15/2003 ........................       4,418,646
  1,860,000   Eastern Municipal Water
              District, California Water &
              Sewer Revenue, Certificates of
              Participation Series A, FGIC,
              4.50%, 07/01/2003 ...............................       1,903,915
  4,100,000   Florida State Board of
              Education Lottery Revenue,
              Series B, FGIC,
              5.00%, 07/01/2003 ...............................       4,207,297
  1,085,000   Los Angeles County
              Metropolitan Transportation
              Authority, California Sales
              Tax Revenue, Proposition C
              Second Series B, AMBAC,
              8.00%, 07/01/2003 ...............................       1,138,642
  2,780,000   Florida State Correctional
              Privatization Commission
              Certificates of Participation,
              MBIA, 4.00%, 08/01/2003 .........................       2,837,157
  1,000,000   Gateway Economic Development
              Corp., Greater Cleveland, Ohio
              Excise Tax Revenue, FSA,
              5.00%, 09/01/2003 ...............................       1,030,800
  1,285,000   Irvine Public Facilities &
              Infrastructure Authority,
              California Assessment Revenue
              Series B, AMBAC,
              3.00%, 09/02/2003 ...............................       1,304,532
  1,475,000   King County, Washington Sewer
              Revenue, Refunding, FGIC,
              5.00%, 01/01/2004 ...............................       1,537,068


--------------------------------------------------------------------------------
16 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                  ------------------------------
                                                  CALIFORNIA MUNICIPAL PORTFOLIO
                                                  PORTFOLIO OF INVESTMENTS
                                                  ------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$ 3,500,000   Louisiana State Energy & Power
              Authority, Power Project
              Revenue, FSA,
              5.50%, 01/01/2004 ...............................   $   3,669,645
 17,090,000   New Jersey State Transit
              Corp., Capital Grant
              Anticipation Notes Series C,
              AMBAC, 5.25%, 02/01/2004 ........................      17,922,112
  1,000,000   Iowa State School
              Infrastructure Special Fund,
              FSA, 4.00%, 03/15/2004 ..........................       1,035,870
  3,620,000   San Francisco City & County
              Housing Authority, California
              Multifamily Revenue, MBIA,
              4.45%, 05/01/2004 ...............................       3,661,847
  5,000,000   San Jose Redevelopment Agency,
              California Tax Allocation,
              Merged Area Redevelopment
              Project, MBIA,
              3.00%, 08/01/2004 ...............................       5,151,150
  1,015,000   Covina Valley Unified School
              District, California Series A,
              FSA, 4.50%, 08/01/2004 ..........................       1,073,078
  1,365,000   Rancho, California Water
              District Financing Authority
              Revenue Series A, FSA,
              5.00%, 08/01/2004 ...............................       1,455,390
  1,835,000   Los Angeles, California Harbor
              Department Revenue, AMBAC,
              5.50%, 08/01/2004 ...............................       1,964,386
  1,960,000   Gateway Economic Development
              Corp., Greater Cleveland, Ohio
              Excise Tax Revenue, FSA,
              5.125%, 09/01/2004 ..............................       2,084,911
  1,600,000   Irvine Public Facilities &
              Infrastructure Authority,
              California Assessment Revenue
              Series B, AMBAC,
              3.00%, 09/02/2004 ...............................       1,650,624
  1,000,000   Oakland Joint Powers Financing
              Authority, California Lease
              Revenue, AMBAC,
              5.00%, 10/01/2004 ...............................       1,070,150
 11,530,000   San Joaquin Hills
              Transportation Corridor
              Agency, California Toll Road
              Revenue, Capital Appreciation
              Refunding Series A, MBIA,
              0.00%, 01/15/2005 ...............................      11,072,720


--------------------------------------------------------------------------------
                                 ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 17

------------------------------
CALIFORNIA MUNICIPAL PORTFOLIO
      PORTFOLIO OF INVESTMENTS
------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$ 3,300,000   Industry Urban Development
              Agency, California MBIA,
              5.00%, 05/01/2005 ...............................   $   3,597,066
  3,175,000   East Bay Delta Housing &
              Finance Agency, California
              Lease Revenue, MBIA,
              4.25%, 06/01/2005 ...............................       3,328,638
  1,900,000   Association of Bay Area
              Governments, California Bay
              Area Rapid Transit Series A,
              AMBAC, 5.00%, 06/15/2005 ........................       2,078,980
  8,080,000   Industry Urban Development
              Agency, California, MBIA,
              5.00%, 05/01/2006 ...............................       9,007,584
  3,015,000   Puerto Rico Electric Power
              Authority Power Revenue,
              Refunding Series Y, MBIA,
              6.50%, 07/01/2006 ...............................       3,506,747
  1,670,000   Southern California Public
              Power Authority Project Revenue,
              Refunding San Juan
              Unit 3, Series A, FSA,
              5.00%, 01/01/2007 ...............................       1,870,684
  7,320,000   Industry Urban Development
              Agency, California MBIA,
              5.00%, 05/01/2007 ...............................       8,265,671
 13,075,000   Association of Bay Area
              Governments, California Bay
              Area Rapid Transit Series A,
              AMBAC, 5.00%, 06/15/2007 ........................      14,807,045
  3,960,000   San Francisco City & County,
              California Refunding Series 1,
              FGIC, 5.75%, 06/15/2007 .........................       4,617,043
  8,800,000   Southern California Public
              Power Authority Project Revenue,
              Refunding San Juan
              Unit 3, Series A, FSA,
              5.00%, 01/01/2008 ...............................       9,976,560
  2,360,000   San Diego County Regional
              Transportation Authority,
              California Sales Tax Revenue
              Series A, FGIC,
              5.25%, 04/01/2008 ...............................       2,720,042
  3,885,000   Long Beach, California Harbor
              Revenue, MBIA, AMT,
              6.00%, 05/15/2008 ...............................       4,343,313
  1,000,000   Riverside, California Sewer
              Revenue, FGIC,
              7.00%, 08/01/2008 ...............................       1,246,890


--------------------------------------------------------------------------------
18 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                  ------------------------------
                                                  CALIFORNIA MUNICIPAL PORTFOLIO
                                                  PORTFOLIO OF INVESTMENTS
                                                  ------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$ 1,510,000   Castaic Lake Water Agency,
              California Certificates of
              Participation, Water System
              Improvement Project Series A,
              MBIA, 7.25%, 08/01/2008, ........................   $   1,903,204
  9,000,000   Los Angeles County, California
              Public Works Financing
              Authority, AMBAC,
              5.50%, 10/01/2008 ...............................      10,464,210
  1,050,000   Los Angeles Department of
              Airports, California Airport
              Revenue Series A, FGIC,
              5.50%, 05/15/2009 ...............................       1,149,498
  1,000,000   Redding Joint Powers Financing
              Authority, California Electric
              System Revenue Series A, MBIA,
              6.25%, 06/01/2009 ...............................       1,219,830
  1,815,000   Northern California Power
              Agency, Geothermal Project
              No.3 Series A, AMBAC,
              5.80%, 07/01/2009 ...............................       2,180,795
  1,100,000   South Orange County Public
              Finance Authority, California
              Special Tax Revenue, Foothill
              Area Series C, FGIC,
              8.00%, 08/15/2009 ...............................       1,464,749
  2,000,000   Los Angeles, California
              Wastewater System Revenue
              Series D, FGIC,
              5.375%, 11/01/2009 ..............................       2,122,340
    600,000   Los Angeles Department of
              Airports, California Airport
              Revenue, FGIC, AMT,
              5.80%, 05/15/2010 ...............................         673,086
  1,000,000   Kern High School District,
              California Series A, MBIA,
              6.30%, 02/01/2011 ...............................       1,235,960
  4,275,000   New York State Thruway
              Authority, Highway & Bridge
              Trust Fund, Refunding Series C,
              MBIA, 5.25%, 04/01/2011 .........................       4,891,540
  2,145,000   San Francisco City & County
              Airport Commission, California
              International Airport Revenue
              Second Series 10A, MBIA, AMT,
              5.45%, 05/01/2012 ...............................       2,360,530
  1,000,000   Los Angeles County
              Metropolitan Transportation
              Authority, California Sales
              Tax Revenue Series B, AMBAC,
              5.30%, 07/01/2012 ...............................       1,045,470


--------------------------------------------------------------------------------
                                 ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 19

------------------------------
CALIFORNIA MUNICIPAL PORTFOLIO
      PORTFOLIO OF INVESTMENTS
------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$ 5,930,000   M S R Public Power Agency,
              California San Juan Project,
              Refunding Series G,
              MBIA, 5.30%, 07/01/2012 .........................   $   6,678,366
  1,075,000   Rancho, California Water
              District Financing Authority
              Revenue Series A, FSA,
              5.50%, 08/01/2012 ...............................       1,272,865
  1,010,000   Millcreek Township School
              District, Pennsylvania, FGIC,
              4.50%, 09/15/2012 (Note C, p. 34) ...............       1,102,213
  4,840,000   Metro Transportation Authority,
              New York Service Series B,
              MBIA, 5.50%, 07/01/2013 .........................       5,686,177
  1,000,000   University of California
              Revenue Series C, AMBAC,
              5.00%, 09/01/2013 ...............................       1,040,060
  2,500,000   Northern Mariana Islands,
              Commonwealth of, Series A, ACA,
              6.00%, 06/01/2014 ...............................       2,795,500
  1,195,000   Culver City Redevelopment
              Finance Authority, California
              Tax Allocation, AMBAC,
              5.50%, 11/01/2014 ...............................       1,435,267
  8,675,000   Los Angeles Unified School
              District, California Election
              of 1997 Series E, MBIA,
              5.50%, 07/01/2015 ...............................      10,159,119
  1,000,000   San Jose Redevelopment Agency,
              California Tax Allocation,
              Merged Area Redevelopment
              Project, MBIA,
              6.00%, 08/01/2015 ...............................       1,248,290
  2,380,000   Antioch Public Finance
              Authority, California Lease
              Revenue, Municipal Facilities
              Project Series B, MBIA,
              5.50%, 01/01/2016 (Note C, p. 34) ...............       2,723,696
  1,430,000   San Mateo County
              Transportation District,
              California Series A, MBIA,
              5.50%, 06/01/2016 ...............................       1,700,613
  5,225,000   California State Public Works
              Board Lease Revenue,
              Department of Health Services
              Series A, MBIA,
              5.75%, 11/01/2016 ...............................       6,014,863


--------------------------------------------------------------------------------
20 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                  ------------------------------
                                                  CALIFORNIA MUNICIPAL PORTFOLIO
                                                  PORTFOLIO OF INVESTMENTS
                                                  ------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$ 2,685,000   Northern California Power
              Agency Public Power Revenue,
              Hydroelectric Project No. 1
              Series A, MBIA,
              5.00%, 07/01/2017 ...............................   $   2,885,757
  1,000,000   California Special Districts
              Association Finance Corp.,
              Certificates of Participation
              Series Z, FSA,
              5.50%, 08/01/2017 ...............................       1,185,040
  1,460,000   Santa Fe Springs, California
              Community Development
              Commission, Refunding Series A,
              MBIA, 5.375%, 09/01/2017 ........................       1,647,990
  3,130,000   Long Beach Bond Finance
              Authority, California Lease
              Revenue, Civic Center Project
              Series A, MBIA,
              5.00%, 10/01/2017 ...............................       3,366,127
  7,495,000   San Bernardino County,
              California Certificates of
              Participation, West Valley
              Detention Center, Refunding
              Series A, MBIA,
              5.25%, 11/01/2017 ...............................       8,459,981
  1,210,000   Culver City, California
              Redevelopment Agency, Tax
              Allocation Redevelopment
              Project A, MBIA,
              5.50%, 11/01/2017 ...............................       1,377,634
  6,390,000   Santa Clara County Financing
              Authority, California Lease
              Revenue Series A, AMBAC,
              5.00%, 11/15/2017 ...............................       6,879,666
  5,930,000   Sacramento City Financing
              Authority, California Revenue
              Capital Improvement Series A,
              AMBAC, 5.50%, 12/01/2017 ........................       6,738,081
  2,420,000   San Francisco City & County
              Airport Commission, California
              International Airport Revenue
              Second Series 15A, FSA, AMT,
              5.00%, 05/01/2018 ...............................       2,562,949
  2,000,000   Los Angeles, California
              Department of Water & Power,
              Power System Series A, FSA,
              5.25%, 07/01/2018 ...............................       2,213,920
  5,000,000   Los Angeles Department of
              Water & Power, California
              Power System Series A, MBIA,
              5.375%, 07/01/2018 ..............................       5,580,950


--------------------------------------------------------------------------------
                                 ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 21

------------------------------
CALIFORNIA MUNICIPAL PORTFOLIO
      PORTFOLIO OF INVESTMENTS
------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$ 2,000,000   Los Altos School District,
              California Series B, MBIA,
              5.00%, 08/01/2018 ...............................   $   2,162,880
  1,000,000   Los Angeles Convention &
              Exhibition Center Authority,
              California Lease Revenue
              Series A, MBIA,
              5.375%, 08/15/2018 ..............................       1,045,370
  2,075,000   Anaheim Public Financing
              Authority, California Electric
              System Revenue, Distribution
              Facilities, MBIA,
              5.00%, 10/01/2018 ...............................       2,218,154
  1,500,000   Imperial Irrigation District,
              California Electric System
              Revenue, MBIA,
              5.00%, 11/01/2018 ...............................       1,607,145
  1,000,000   Culver City, California
              Redevelopment Agency, Tax
              Allocation Redevelopment
              Project A, MBIA,
              5.50%, 11/01/2018 ...............................       1,130,660
  5,000,000   California State Department of
              Water Resources, Water Systems
              Series Y, FGIC, 5.25%, 12/01/2018
              (Note C, p. 34) .................................       5,492,300
  1,440,000   Sacramento City Financing
              Authority, California Revenue,
              City Hall and Redevelopment
              Projects, Series A, FSA,
              5.375%, 12/01/2018 ..............................       1,623,154
  3,765,000   Los Angeles, California
              Sanitation Equipment Charge
              Revenue Series A, FSA,
              5.25%, 02/01/2019 ...............................       4,123,240
  5,035,000   Anaheim, California Union High
              School District, Series A,
              FSA, 5.375%, 08/01/2019 .........................       5,614,428
  1,000,000   Antelope Valley, California
              Union High School District,
              Series A, MBIA, 5.375%, 08/01/2019 ..............       1,121,890
  1,185,000   Tahoe-Truckee Unified School
              District, California, MBIA,
              5.50%, 08/01/2019 ...............................       1,393,109
  1,000,000   Long Beach Bond Finance
              Authority, California Lease
              Revenue, Public Safety
              Facilities Projects, AMBAC,
              5.25%, 11/01/2019 ...............................       1,107,180


--------------------------------------------------------------------------------
22 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                  ------------------------------
                                                  CALIFORNIA MUNICIPAL PORTFOLIO
                                                  PORTFOLIO OF INVESTMENTS
                                                  ------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$ 2,815,000   Los Angeles County, California
              Certificates of Participation,
              Antelope Valley Courthouse
              Series A, AMBAC,
              5.75%, 11/01/2019 ...............................   $   3,214,674
  2,630,000   California State Public Works
              Board Lease Revenue,
              Department of Corrections,
              State Prison Series A, AMBAC,
              5.00%, 12/01/2019 ...............................       2,936,737
  5,000,000   California State Department of
              Water Resources, Water Systems
              Series Y, FGIC, 5.25%, 12/01/2019
              (Note C, p. 34) .................................       5,447,150
  4,525,000   Los Angeles, California
              Sanitation Equipment Charge
              Revenue Series A, FSA,
              5.25%, 02/01/2020 ...............................       4,922,023
  2,050,000   Pasadena Unified School
              District, California Series B,
              FGIC, 5.00%, 07/01/2020 .........................       2,178,227
  6,185,000   Los Angeles Department of
              Water & Power, California
              Power System Series A, MBIA,
              5.375%, 07/01/2020 ..............................       6,806,964
  6,340,000   University of California
              Multi-Purpose Projects,
              Revenue Series E, MBIA,
              5.125%, 09/01/2020 ..............................       6,707,149
  1,000,000   Fontana Public Financing
              Authority, California Tax
              Allocation Revenue, North
              Fontana Redevelopment Project
              Series A, FSA, 5.25%, 09/01/2020 ................       1,099,920
  1,000,000   San Mateo County Community
              College District, California
              2001 Election Series A, FGIC,
              5.375%, 09/01/2020 ..............................       1,107,250
  2,075,000   Walnut, California Public
              Financing Tax Allocation
              Revenue, AMBAC,
              5.375%, 09/01/2020 ..............................       2,301,611
  1,100,000   Mammoth Unified School
              District, California Capital
              Appreciation, MBIA,
              0.00%, 08/01/2021 ...............................         446,226


--------------------------------------------------------------------------------
                                 ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 23

------------------------------
CALIFORNIA MUNICIPAL PORTFOLIO
      PORTFOLIO OF INVESTMENTS
------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$ 1,050,000   Long Beach Bond Finance
              Authority, California Lease
              Revenue, Public Safety
              Facilities Projects, AMBAC,
              5.25%, 11/01/2021 ...............................   $   1,144,301
  1,000,000   Sacramento County Sanitation
              District Financing Authority,
              California Revenue, FSA,
              5.50%, 12/01/2021 ...............................       1,162,670
  1,000,000   Mammoth Unified School
              District, California Capital
              Appreciation, MBIA,
              0.00%, 08/01/2022 ...............................         379,260
  3,050,000   California State University
              Headquarters Building
              Authority Lease Revenue Series B,
              MBIA, 5.25%, 09/01/2022 .........................       3,222,508
  1,715,000   Long Beach Bond Finance
              Authority, California Lease
              Revenue, Public Safety
              Facilities Projects, AMBAC,
              5.25%, 11/01/2022 ...............................       1,854,344
  1,700,000   San Diego Unified School
              District, California Series C,
              FSA, 5.00%, 07/01/2023 ..........................       1,790,933
  3,450,000   San Francisco City & County
              Airport Commission, California
              International Airport Revenue
              Second Series 16B, FSA,
              5.00%, 05/01/2024 ...............................       3,588,759
  1,000,000   California State, MBIA,
              5.00%, 08/01/2024 ...............................       1,043,350
  1,230,000   Gateway Unified School
              District, California, MBIA,
              5.00%, 08/01/2024 ...............................       1,299,470
  5,200,000   William S. Hart Union High
              School District, California
              Certificates of Participation,
              School Facility Bridge Funding
              Program, FSA,
              2.40%, 01/15/2025 ...............................       5,215,600
  9,995,000   Los Angeles Community College
              District, California Series A,
              MBIA, 5.00%, 06/01/2026 .........................      10,458,968
  4,000,000   La Mesa Spring Valley School
              District, California Series A,
              FGIC, 5.00%, 08/01/2026 .........................       4,202,640


--------------------------------------------------------------------------------
24 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                  ------------------------------
                                                  CALIFORNIA MUNICIPAL PORTFOLIO
                                                  PORTFOLIO OF INVESTMENTS
                                                  ------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$ 7,000,000   North Orange County,
              California Community College,
              Series A, MBIA,
              5.00%, 02/01/2027 ...............................   $   7,376,810
  4,125,000   Long Beach, California Harbor
              Revenue Series B, MBIA,
              4.00%, 05/15/2027 ...............................       4,284,060
  2,500,000   Long Beach, California Harbor
              Revenue Series A, MBIA,
              4.00%, 05/15/2027 ...............................       2,596,575
    925,000   California Housing Finance
              Agency, Home Mortgage Revenue
              Series I, MBIA, AMT,
              4.95%, 08/01/2028 ...............................         933,667
  5,665,000   California Housing Finance
              Agency, Home Mortgage Revenue
              Series B, AMT, MBIA,
              0.00%, 08/01/2029 ...............................       1,589,203
  1,690,000   California Housing Finance
              Agency, Home Mortgage Revenue
              Series N, AMT, FSA,
              5.25%, 08/01/2029 ...............................       1,734,582
  7,000,000   William S. Hart Union High
              School District, California
              Certificates of Participation,
              School Facility Bridge Funding
              Program, FSA,
              2.40%, 01/15/2036 ...............................       7,021,000
                                                                  -------------

              Total Insured (Cost $361,925,027) ...............     386,634,343
                                                                  -------------

              Tax Supported-10.54%
              State General Obligations-4.62%
  1,030,000   California State,
              5.00%, 12/01/2002 ...............................       1,036,427
  2,505,000   Wisconsin State Series A,
              5.25%, 05/01/2003 ...............................       2,559,834
  2,100,000   Illinois State Series 1,
              5.50%, 12/01/2003 ...............................       2,195,046
  3,910,000   Delaware State Series A,
              4.00%, 08/01/2004 ...............................       4,082,627
  2,890,000   California State,
              6.10%, 09/01/2004 ...............................       3,132,616
  1,535,000   Illinois State Series 1,
              5.50%, 12/01/2004 ...............................       1,657,539
  2,500,000   California State,
              6.20%, 09/01/2005 ...............................       2,810,575
  1,870,000   California State,
              5.25%, 09/01/2018 ...............................       2,036,374


--------------------------------------------------------------------------------
                                 ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 25

------------------------------
CALIFORNIA MUNICIPAL PORTFOLIO
      PORTFOLIO OF INVESTMENTS
------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$ 7,045,000   California State,
              5.25%, 09/01/2020 ...............................   $   7,572,600
  3,965,000   California State,
              5.00%, 10/01/2023 ...............................       4,090,016
                                                                  -------------

              Total State General Obligations
              (Cost $29,202,698) ..............................      31,173,654
                                                                  -------------

              Local General Obligations-1.91%
  1,000,000   Mecklenburg County, North
              Carolina Public Improvement
              Series D, 4.00%, 02/01/2004 .....................       1,032,860
  3,000,000   Dallas, Texas Equipment
              Acquisition Contractual
              Obligation, 5.25%, 08/15/2004 ...................       3,198,240
  3,110,000   Los Angeles County Public
              Works Financing Authority,
              California Capital Construction,
              5.00%, 03/01/2011 ...............................       3,220,187
  2,480,000   Los Angeles, California Series A,
              5.25%, 09/01/2011 ...............................       2,620,963
  1,145,000   Los Gatos-Saratoga Joint Union
              High School District,
              California Election of
              1998 Series B,
              5.75%, 12/01/2019 ...............................       1,317,472
  1,325,000   Los Gatos-Saratoga Joint Union
              High School District, California
              Election of 1998-Series B,
              5.75%, 12/01/2020 ...............................       1,514,515
                                                                  -------------

              Total Local General Obligations
              (Cost $12,283,591) ..............................      12,904,237
                                                                  -------------

              Tax Lease-1.48%
  1,545,000   Los Angeles County, California
              Capital Asset Leasing Corp.,
              Lease Revenue Series A,
              3.00%, 12/01/2002 ...............................       1,548,492
  1,000,000   California State Public Works
              Department of Corrections,
              Del Norte Board Lease Revenue
              Series C, 4.70%, 12/01/2003 .....................       1,037,390
  1,060,000   Puerto Rico Urban Renewal
              & Housing Corp.,
              7.875%, 10/01/2004 ..............................       1,067,558
  1,010,000   Gilroy Unified School
              District, California
              Certificates of Participation,
              5.85%, 07/01/2008 ...............................       1,074,236


--------------------------------------------------------------------------------
26 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                  ------------------------------
                                                  CALIFORNIA MUNICIPAL PORTFOLIO
                                                  PORTFOLIO OF INVESTMENTS
                                                  ------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$ 2,590,000   Taft Public Financing
              Authority, California Lease
              Revenue, Community
              Correctional Facility Project A,
              5.95%, 01/01/2011 ...............................   $   2,954,024
  2,000,000   Sacramento Finance Authority,
              California Lease Revenue
              Series B, 5.40%, 11/01/2020 .....................       2,260,920
                                                                  -------------

              Total Tax Lease (Cost $9,042,000) ...............       9,942,620
                                                                  -------------

              Special Tax-2.53%
  1,000,000   Fontana Redevelopment Agency,
              California Tax Allocation,
              Jurupa Hills Redevelopment
              Project Series A,
              4.30%, 10/01/2002 ...............................       1,000,000
  1,910,000   Virgin Islands Public Finance
              Authority Revenue, Gross
              Receipts Taxes Loan Notes
              Series A, 5.50%, 10/01/2002 .....................       1,910,000
    215,000   Vacaville, California
              Improvement Bond Act 1915
              Refunding & Improvement
              Consolidated Reassessment
              Series A, 3.00%, 09/02/2003 .....................         216,350
    555,000   Irvine, California Improvement
              Bond Act 1915, Limited
              Obligation Assessment District,
              4.125%, 09/02/2003 ..............................         561,882
  3,080,000   Orange County Local
              Transportation Authority,
              California Sales Tax Revenue,
              Refunding First Senior Measure
              M Series A, 4.00%, 02/15/2004 ...................       3,193,098
  1,150,000   New Jersey State
              Transportation Trust Fund
              Authority, Transportation
              Systems Series A,
              5.25%, 06/15/2004 ...............................       1,217,896
    375,000   Vacaville, California
              Improvement Bond Act 1915,
              Refunding & Improvement
              Consolidated Reassessment
              Series A, 3.40%, 09/02/2004 .....................         378,810


--------------------------------------------------------------------------------
                                 ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 27

------------------------------
CALIFORNIA MUNICIPAL PORTFOLIO
      PORTFOLIO OF INVESTMENTS
------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$   750,000   Irvine, California Improvement
              Bond Act 1915, Limited
              Obligation Assessment District,
              4.375%, 09/02/2004 ..............................   $     765,375
    665,000   Vacaville, California
              Improvement Bond Act 1915,
              Refunding & Improvement
              Consolidated Reassessment
              Series A, 3.95%, 09/02/2005 .....................         677,269
    165,000   Irvine, California Improvement
              Bond Act 1915, Limited
              Obligation Assessment District,
              4.60%, 09/02/2005 ...............................         170,399
    515,000   Contra Costa County,
              California Improvement Bond
              Act 1915, 5.45%, 09/02/2005 .....................         544,916
    200,000   Etiwanda School District,
              California Refunding Community
              Facilities District No. 3,
              3.90%, 08/01/2006 ...............................         204,420
    680,000   Vacaville, California
              Improvement Bond Act 1915,
              Refunding & Improvement
              Consolidated Reassessment
              Series A, 4.25%, 09/02/2006 .....................         697,986
    280,000   Salinas Public Financing
              Authority, California Revenue,
              Refunding Assessment Districts,
              Refinancing Subordinated
              Series B, 4.75%, 09/02/2006 .....................         289,750
    350,000   Etiwanda School District,
              California Refunding Community
              Facilities District No. 3,
              4.25%, 08/01/2007 ...............................         359,985
  1,075,000   Pomona Public Financing
              Authority, California Revenue,
              Southwest Pomona Redevelopment
              Series L, 5.50%, 02/01/2008 .....................       1,144,520
    480,000   Etiwanda School District,
              California Refunding Community
              Facilities District No. 3,
              4.50%, 08/01/2008 ...............................         496,632
    380,000   Salinas Public Financing
              Authority, California Revenue,
              Refunding Assessment Districts,
              Refinancing Subordinated
              Series B, 4.75%, 09/02/2008 .....................         392,430


--------------------------------------------------------------------------------
28 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                  ------------------------------
                                                  CALIFORNIA MUNICIPAL PORTFOLIO
                                                  PORTFOLIO OF INVESTMENTS
                                                  ------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$   495,000   Etiwanda School District,
              California Refunding Community
              Facilities District No. 3,
              4.70%, 08/01/2009 ...............................   $     512,048
    305,000   Salinas Public Financing
              Authority, California Revenue,
              Refunding Assessment Districts,
              Refinancing Subordinated
              Series B, 5.00%, 09/02/2009 .....................         314,964
    470,000   Etiwanda School District,
              California Refunding Community
              Facilities District No. 3,
              4.80%, 08/01/2010 ...............................         486,135
    310,000   Salinas Public Financing Authority,
              California Revenue,
              Refunding Assessment Districts,
              Refinancing Subordinated
              Series B, 5.25%, 09/02/2011 .....................         319,985
  1,175,000   Beacon Tradeport Community
              Development District, Florida
              Industrial Project Series B,
              7.125%, 05/01/2022 ..............................       1,211,343
                                                                  -------------

              Total Special Tax (Cost $16,732,158) ............      17,066,193
                                                                  -------------

              Total Tax Supported (Cost $67,260,447) ..........      71,086,704
                                                                  -------------

              Revenue-14.31%
              Airport Revenue-0.17%
    500,000   Denver City & County, Colorado
              Airport Revenue Series B, AMT,
              7.25%, 11/15/2005 ...............................         512,930
    500,000   Denver City & County, Colorado
              Airport Revenue Series D, AMT,
              7.75%, 11/15/2013 ...............................         629,920
                                                                  -------------

              Total Airport Revenue (Cost $998,916) ...........       1,142,850
                                                                  -------------

              Electric Revenue-0.95%
  2,475,000   Seattle, Washington Municipal
              Light & Power Revenue,
              4.50%, 03/28/2003 ...............................       2,510,220
  3,640,000   Los Angeles Department of
              Water & Power, California
              Electric Plant Revenue,
              Unrefunded,
              9.00%, 09/01/2003 ...............................       3,890,541
                                                                  -------------

              Total Electric Revenue (Cost $6,363,095) ........       6,400,761
                                                                  -------------


--------------------------------------------------------------------------------
                                 ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 29

------------------------------
CALIFORNIA MUNICIPAL PORTFOLIO
      PORTFOLIO OF INVESTMENTS
------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

              Health Care Revenue-1.01%
$ 1,185,000   ABAG Finance Authority for
              Nonprofit Corp., California
              Revenue, San Diego Hospital
              Associates Series A,
              6.00%, 08/15/2004 ...............................   $   1,255,673
  2,000,000   California Statewide
              Communities Development
              Authority Revenue, Kaiser
              Permanent Series C,
              3.70%, 11/01/2029 ...............................       2,053,560
  3,420,000   California Statewide
              Communities Development
              Authority Revenue, Kaiser
              Permanent Series C,
              3.85%, 08/01/2031 ...............................       3,524,276
                                                                  -------------

              Total Health Care Revenue
              (Cost $6,626,240) ...............................       6,833,509
                                                                  -------------

              Higher Education Revenue-1.50%
  2,105,000   California Educational
              Facilities Authority Revenue,
              University of the Pacific,
              5.50%, 11/01/2018 ...............................       2,343,307
  7,575,000   CSUCI Financing Authority
              Revenue, California Rental
              Housing, 3.375%, 08/01/2031 .....................       7,771,874
                                                                  -------------

              Total Higher Education Revenue
              (Cost $9,763,496) ...............................      10,115,181
                                                                  -------------

              Tobacco Revenue-2.28%
     75,000   Childrens Trust Fund, Puerto
              Rico Tobacco Settlement
              Revenue, 5.75%, 07/01/2020 ......................          78,895
  2,705,000   Tobacco Securitization
              Authority of Northern
              California Tobacco Settlement
              Asset-Backed Bonds Series B,
              Sacramento County Tobacco
              Securitization Corp.,
              4.375%, 06/01/2021 ..............................       2,699,401
  3,025,000   California County, Tobacco
              Securitization Agency, Fresno
              County Tobacco Funding Corp.,
              5.625%, 06/01/2023 ..............................       3,057,307


--------------------------------------------------------------------------------
30 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                  ------------------------------
                                                  CALIFORNIA MUNICIPAL PORTFOLIO
                                                  PORTFOLIO OF INVESTMENTS
                                                  ------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$ 8,395,000   Tobacco Securitization
              Authority of Southern
              California Tobacco Settlement
              Asset-Backed Bonds Series A,
              San Diego County Tobacco
              Securitization Corp.,
              5.25%, 06/01/2027 ...............................   $   8,573,058
  1,000,000   Badger Tobacco Asset
              Securitization Corp.,
              Wisconsin Tobacco Settlement
              Asset-Backed Bonds,
              6.125%, 06/01/2027 ..............................       1,003,150
                                                                  -------------

              Total Tobacco Revenue
              (Cost $15,135,438) ..............................      15,411,811
                                                                  -------------

              Toll Revenue-0.63%
  4,135,000   Florida State Turnpike
              Authority Revenue, Department
              of Transportation Series B,
              5.00%, 07/01/2003 ...............................       4,242,882
                                                                  -------------

              Total Toll Revenue (Cost $4,150,306) ............       4,242,882
                                                                  -------------

              Water/Sewer Revenue-3.53%
  1,800,000   Florida Water Pollution
              Control Financing Corp.
              Revenue, Water Pollution Control,
              5.00%, 01/15/2004 ...............................       1,877,850
  2,510,000   Michigan Municipal Bond
              Authority Revenue, Clean Water
              Revolving Fund,
              4.50%, 10/01/2004 ...............................       2,653,848
  2,500,000   Metropolitan Water District of
              Southern California,
              Waterworks Revenue Series A,
              5.50%, 07/01/2008 ...............................       2,629,325
  2,420,000   Los Angeles County Sanitation
              District Financing Authority,
              California Series A,
              5.25%, 10/01/2008 ...............................       2,556,173
  1,000,000   Orange County Water District,
              California Certificates of
              Participation Series A,
              5.50%, 08/15/2010 ...............................       1,053,410
  2,460,000   San Francisco City & County
              Public Utilities Commission,
              California Waterworks Revenue
              Series A, 5.00%, 11/01/2012 .....................       2,675,176


--------------------------------------------------------------------------------
                                 ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 31

------------------------------
CALIFORNIA MUNICIPAL PORTFOLIO
      PORTFOLIO OF INVESTMENTS
------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$ 2,285,000   California State Department of
              Water Resources, Water System
              Revenue Series O,
              5.00%, 12/01/2015 ...............................   $   2,423,334
  5,000,000   Sacramento County Sanitation
              District Financing Authority,
              California Revenue Series A,
              5.60%, 12/01/2016 ...............................       5,535,300
  2,045,000   Metropolitan Water District of
              Southern California,
              Waterworks Revenue Series A,
              5.75%, 07/01/2021 ...............................       2,438,479
                                                                  -------------

              Total Water/Sewer Revenue
              (Cost $22,075,505) ..............................      23,842,895
                                                                  -------------

              Miscellaneous Revenue-1.93%
  1,634,142   Koch Fixed-Rate Trust, Various
              States Class A1,
              4.70%, 10/06/2003 ...............................       1,665,894
  1,850,000   Ohio State Revenue, Major New
              State Infrastructure-1,
              5.00%, 06/15/2004 ...............................       1,953,748
  6,485,000   Los Angeles, California Harbor
              Department Revenue Series B,
              AMT, 5.75%, 08/01/2009 ..........................       7,339,074
  2,000,000   Oakland, Joint Powers Financing
              Authority, California Revenue,
              California Fruitvale Transit
              Village Series A,
              3.125%, 07/01/2033 ..............................       2,055,020
                                                                  -------------

              Total Miscellaneous Revenue
              (Cost $12,186,278) ..............................      13,013,736
                                                                  -------------

              Industrial Development/Pollution
              Control Revenue-2.31%
  2,750,000   California Statewide
              Communities Development
              Authority Solid Waste Revenue,
              4.95%, 04/01/2011 ...............................       2,803,543
  3,050,000   Pope County, Arkansas Revenue,
              Refunding Entergy Arkansas Inc.
              Project, 5.05%, 09/01/2028 ......................       3,100,173
  3,565,000   Matagorda County Navigation
              District No. 1, Texas
              Pollution Control Revenue,
              Refunding Central Power &
              Light Co. Series A,
              3.75%, 05/01/2030 ...............................       3,595,730


--------------------------------------------------------------------------------
32 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                  ------------------------------
                                                  CALIFORNIA MUNICIPAL PORTFOLIO
                                                  PORTFOLIO OF INVESTMENTS
                                                  ------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$ 1,000,000   Maricopa County Industrial
              Development Authority, Arizona
              Solid Waste Disposal Revenue,
              Waste Management Inc. Project,
              4.80%, 12/01/2031 ...............................   $   1,021,550
  5,000,000   Brazos River Authority, Texas
              Pollution Control Revenue,
              Refunding TXU Electric Co.
              Project Series D,
              4.25%, 05/01/2033 ...............................       5,041,850
                                                                  -------------

              Total Industrial Development/Pollution
              Control Revenue (Cost $15,392,161) ..............      15,562,846
                                                                  -------------

              Total Revenue (Cost $92,691,435) ................      96,566,471
                                                                  -------------

              Asset-Backed Securities-3.46%
              Housing-3.46%
  1,050,000   San Jose, California
              Multifamily Housing Revenue,
              El Parador Apartments Project
              Series C, AMT,
              4.90%, 01/01/2016 ...............................       1,074,664
  3,325,000   Munimae Trust, Series 2001-1
              Class A, 4.35%, 10/26/2016 ......................       3,476,886
  3,875,000   Munimae Trust, Series 2001-2
              Class A, 4.35%, 10/26/2016 ......................       4,052,010
  1,345,000   California Rural Home Mortgage
              Finance Authority, Single-Family
              Mortgage Revenue, Mortgage-Backed
              Securities Program
              Series A, GNMA/FNMA,
              6.55%, 06/01/2030 ...............................       1,479,984
 13,235,000   California Statewide
              Communities Development
              Authority, Fountains Seacliff
              Apartments, 2.10%, 10/15/2035 ...................      13,255,647
                                                                  -------------

              Total Housing (Cost $22,930,924) ................      23,339,191
                                                                  -------------

              Total Asset-Backed Securities
              (Cost $22,930,924) ..............................      23,339,191
                                                                  -------------

              Investment Summary
              Total Investments-100.47%
              (Cost $642,515,233)
              (Note D, below) .................................   $ 677,753,397
              Cash and Other Assets,
              Less Liabilities-(0.47%) ........................      (3,188,365)
                                                                  -------------

              Net Assets-100.00% ..............................   $ 674,565,032
                                                                  =============


--------------------------------------------------------------------------------
                                 ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 33

------------------------------
CALIFORNIA MUNICIPAL PORTFOLIO
      PORTFOLIO OF INVESTMENTS
------------------------------

                 Short Futures Contract
                                                                      Unrealized
Contracts     Description                                 Value     Depreciation
--------------------------------------------------------------------------------

120           Interest Rate
              Swap 10 Yr. Future
              December 2002                        $ 13,586,250   $    (289,469)
                                                                  -------------

              Total Short Futures
              Contract                                            $    (289,469)
                                                                  -------------

(a)   Explanation of abbreviations:

      Insured-bond abbreviations:
      ACA - ACA Financial Guaranty Corporation
      AMBAC - AMBAC Indemnity Corporation
      FGIC - Financial Guaranty Insurance Company
      FSA - Financial Security Assurance, Inc.
      MBIA - Municipal Bond Investors Assurance Corporation

      Other abbreviations:
      AMT - Subject to Alternative Minimum Tax
      FNMA - Federal National Mortgage Association
      GNMA - Government National Mortgage Association

(b) Represents entire or partial position segregated as collateral for initial margin requirement on open futures contracts.

(c)   When-issued security.

(d) At September 30, 2002, the cost basis of investment securities owned was substantially identical for both book and tax. Gross unrealized appreciation of investments was $35,278,192 and gross unrealized depreciation of investments was $40,028, resulting in net unrealized appreciation of $35,238,164.

      See Notes to Financial Statements.


--------------------------------------------------------------------------------
34 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                 -------------------------------
                                                 DIVERSIFIED MUNICIPAL PORTFOLIO
                                                 PORTFOLIO OF INVESTMENTS
                                                 -------------------------------

DIVERSIFIED MUNICIPAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
September 30, 2002

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

              Tax-Exempt Variable-Rate Demand Notes-3.08%
$11,300,000   Sublette County, Wyoming
              Pollution Control Revenue,
              Exxon Project,
              1.55%, 11/01/2014 .................................   $ 11,300,000
  3,250,000   Port Authority of New York &
              New Jersey Special Obligation
              Revenue, Versatile Structure
              Obligation Series 2,
              1.95%, 05/01/2019 .................................      3,250,000
  2,500,000   Massachusetts State Water
              Resources Authority, Refunding
              Subordinated Series C,
              1.60%, 08/01/2020 .................................      2,500,000
  1,200,000   Clark County School District,
              Nevada Series A,
              2.05%, 06/15/2021 .................................      1,200,000
  2,400,000   New York City Series B,
              2.05%, 10/01/2022 .................................      2,400,000
  4,500,000   Burke County Development
              Pollution Authority, Georgia,
              2.10%, 07/01/2024 .................................      4,500,000
  1,000,000   Saint Charles Parish, Louisiana
              Pollution Control Revenue,
              Refunding Shell Oil Company
              Project, 2.05%, 10/01/2025 ........................      1,000,000
  5,080,000   Allegheny County Industrial
              Development Authority,
              Pennsylvania Health & Housing
              Facilities Revenue, Refunding
              Longwood Series A,
              1.70%, 07/01/2027 .................................      5,080,000
  3,200,000   Lexington Fayette Urban County
              Airport Corporation, 1st
              Mortgage Series A,
              2.15%, 07/01/2028 .................................      3,200,000
  9,550,000   Louisville & Jefferson County,
              Regional Airport Authority,
              Kentucky UPS Worldwide
              Forwarding Series C,
              1.95%, 01/01/2029 .................................      9,550,000
  2,600,000   Gulf Coast Waste Disposal
              Authority, Texas Environmental
              Facilities Revenue, ExxonMobil
              Project Series A,
              2.10%, 06/01/2030 .................................      2,600,000


--------------------------------------------------------------------------------
                                 ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 35

-------------------------------
DIVERSIFIED MUNICIPAL PORTFOLIO
       PORTFOLIO OF INVESTMENTS
-------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$ 1,000,000   Stevenson Industrial
              Development Board, Alabama
              Environmental, Mead
              Corporation Project,
              2.05%, 01/01/2031 .................................   $  1,000,000
  3,100,000   Connecticut State Health
              and Educational Facilities
              Authority Yale University
              Series V-2,
              1.55%, 07/01/2036 .................................      3,100,000
  8,300,000   Valdez, Alaska Marine Terminal
              Revenue, Refunding BP
              Pipelines Incorporated
              Project, 2.05%, 07/01/2037 ........................      8,300,000
                                                                    ------------

              Total Tax-Exempt Variable-Rate
              Demand Notes
              (Cost $58,980,000) ................................     58,980,000
                                                                    ------------

              Prerefunded/Escrowed-7.10%
  8,485,000   Denver City & County, Colorado
              Airport Revenue Series A,
              7.25%, 11/15/2025
              Prerefunded 11/15/2002 @ 102 ......................      8,713,756
    505,000   Austin, Texas Utility System
              Revenue, MBIA,
              9.25%, 11/15/2002
              Escrowed to Maturity ..............................        509,621
  3,000,000   Lower Colorado River
              Authority, Texas Revenue,
              Fifth Supply Series, FSA,
              5.40%, 01/01/2007
              Prerefunded 01/01/2003 @ 102 ......................      3,089,280
  1,900,000   Lower Colorado River
              Authority, Texas Revenue,
              Fifth Supply Series, FSA,
              5.50%, 01/01/2008
              Prerefunded 01/01/2003 @ 102 ......................      1,957,000
  3,970,000   Nebraska Public Power District
              Revenue, Power Supply System,
              MBIA, 6.125%, 01/01/2015
              Prerefunded 01/01/2003 @ 102 ......................      4,095,333
  4,970,000   Connecticut State Series A,
              5.70%, 03/15/2011 (Note D, p. 80)
              Prerefunded 03/15/2003 @ 102 ......................      5,166,116


--------------------------------------------------------------------------------
36 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                 -------------------------------
                                                 DIVERSIFIED MUNICIPAL PORTFOLIO
                                                 PORTFOLIO OF INVESTMENTS
                                                 -------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$    30,000   Metropolitan Pier & Exposition
              Authority, Illinois, Dedicated
              State Tax Revenue Series A,
              5.90%, 06/15/2003
              Escrowed to Maturity ..............................   $     30,947
    220,000   Metropolitan Pier & Exposition
              Authority, Illinois, Dedicated
              State Tax Revenue, Series A,
              5.90%, 06/15/2003
              Escrowed to Maturity ..............................        226,646
    375,000   Metropolitan Pier & Exposition
              Authority, Illinois, Dedicated
              State Tax Revenue, McCormick
              Place Series A,
              5.90%, 06/15/2003
              Escrowed to Maturity ..............................        386,839
    375,000   Metropolitan Pier & Exposition
              Authority, Illinois, Dedicated
              State Tax Revenue Series A,
              5.90%, 06/15/2003
              Escrowed to Maturity ..............................        386,839
  1,060,000   Metropolitan Pier & Exposition
              Authority, Illinois Dedicated
              State Tax Revenue, FGIC,
              6.50%, 06/15/2007
              Prerefunded 06/15/2003 @ 102 ......................      1,118,883
  3,255,000   Phoenix Civic Improvement
              Corporation, Arizona
              Wastewater Systems Lease
              Revenue, 6.125%, 07/01/2014
              Prerefunded 07/01/2003 @ 102 ......................      3,433,602
  2,845,000   St. Louis Regional Convention
              and Sports Complex Authority,
              Missouri Series C,
              7.90%, 08/15/2021
              Prerefunded 08/01/2003 @ 100 ......................      3,005,458
  1,400,000   Missouri State Regional
              Convention and Sports Complex
              Authority Series A,
              6.80%, 08/15/2011
              Prerefunded 08/15/2003 @ 100 ......................      1,465,744
  2,375,000   Missouri State Regional
              Convention and Sports Complex
              Authority Series A,
              6.90%, 08/15/2021
              Prerefunded 08/15/2003 @ 100 ......................      2,488,572
  1,130,000   St. Louis Regional Convention
              and Sports Complex Authority,
              Missouri Series B,
              7.00%, 08/15/2011
              Prerefunded 08/15/2003 @ 100 ......................      1,184,997


--------------------------------------------------------------------------------
                                 ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 37

-------------------------------
DIVERSIFIED MUNICIPAL PORTFOLIO
       PORTFOLIO OF INVESTMENTS
-------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$   945,000   Grapevine-Colleyville
              Independent School District,
              Texas Series A, AMBAC,
              7.50%, 08/15/2003
              Escrowed to Maturity ..............................   $    994,887
  1,225,000   Montgomery County, Ohio
              Hospital Revenue, Grandview
              Hospital & Medical Center,
              5.25%, 12/01/2003
              Escrowed to Maturity ..............................      1,278,386
  3,000,000   Chicago, Illinois, MBIA,
              6.50%, 01/01/2004
              Escrowed to Maturity ..............................      3,186,090
  8,150,000   District of Columbia Series B,
              6.00%, 06/01/2007
              Prerefunded 06/01/2004 @ 102 ......................      8,915,366
  3,875,000   Regional Transportation
              Authority, Illinois Series A,
              AMBAC, 6.00%, 06/01/2008
              Prerefunded 06/01/2004 @ 102 ......................      4,238,901
    700,000   Metropolitan Pier & Exposition
              Authority, Illinois Dedicated
              State Tax Revenue, McCormick
              Place Series A,
              5.70%, 06/15/2005
              Prerefunded 06/15/2004 @ 102 ......................        763,420
  1,620,000   Harris County, Texas Senior
              Lien Toll Road Series A, MBIA,
              6.375%, 08/15/2024
              Prerefunded 08/15/2004 @ 102 ......................      1,797,908
  4,585,000   Texas Public Finance Authority
              Series A, 5.75%, 10/01/2009
              Prerefunded 10/01/2004 @ 100 ......................      4,961,749
  2,320,000   Texas Public Finance Authority
              Series A, 5.75%, 10/01/2011
              Prerefunded 10/01/2004 @ 100 ......................      2,510,634
  1,525,000   Cumberland County Municipal
              Authority, Pennsylvania
              Revenue, 1st Mortgage Carlisle
              Hospital & Health,
              6.80%, 11/15/2023
              Prerefunded 11/15/2004 @ 102 ......................      1,718,843
  6,300,000   Cleveland, Ohio Public Power
              System Revenue, First Mortgage
              Series A, MBIA,
              7.00%, 11/15/2024
              Prerefunded 11/15/2004 @ 102 ......................      7,134,057
  2,330,000   Fulton County Building
              Authority, Georgia Series A,
              8.75%, 01/01/2005
              Escrowed to Maturity ..............................      2,687,329


--------------------------------------------------------------------------------
38 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                 -------------------------------
                                                 DIVERSIFIED MUNICIPAL PORTFOLIO
                                                 PORTFOLIO OF INVESTMENTS
                                                 -------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$ 1,530,000   New York City Series I,
              5.875%, 03/15/2013
              Prerefunded 03/15/2006 @ 101.50 ...................   $  1,750,871
  1,035,000   Massachusetts Consolidated
              Loans Series B, FGIC,
              5.50%, 06/01/2012
              Prerefunded 06/01/2006 @ 101 ......................      1,171,082
  2,145,000   Nebraska Public Power District
              Revenue, Power Supply Systems
              Series C, 4.75%, 01/01/2007
              Escrowed to Maturity ..............................      2,288,136
  4,775,000   Chicago, Illinois, Emergency
              Telephone System, FGIC,
              5.50%, 01/01/2007
              Escrowed to Maturity ..............................      5,368,771
  1,000,000   Illinois Educational
              Facilities Authority Revenue,
              Loyola University, Chicago
              Series A, 7.00%, 07/01/2007
              Escrowed to Maturity ..............................      1,171,280
     10,000   Connecticut State,
              5.50%, 12/01/2007
              Escrowed to Maturity ..............................         11,433
  3,495,000   Ohio State Public Facilities
              Commission, Higher Education
              Capital Facilities Series A,
              AMBAC, 5.25%, 05/01/2009
              Escrowed to Maturity ..............................      3,804,727
    160,000   District of Columbia,
              Prerefunded 2001 Series B,
              FSA, 5.50%, 06/01/2009
              Escrowed to Maturity ..............................        185,027
    235,000   Palm Beach County Solid Waste
              Authority, Florida Revenue
              Series A, AMBAC,
              6.00%, 10/01/2009
              Escrowed to Maturity ..............................        280,820
  1,145,000   Montgomery County, Ohio
              Hospital Revenue, Grandview
              Hospital & Medical Center,
              5.40%, 12/01/2009
              Escrowed to Maturity ..............................      1,287,438
  2,100,000   Montgomery County, Ohio
              Hospital Revenue, Grandview
              Hospital & Medical Center,
              5.50%, 12/01/2010
              Prerefunded 12/01/2009 @ 100 ......................      2,428,650


--------------------------------------------------------------------------------
                                 ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 39

-------------------------------
DIVERSIFIED MUNICIPAL PORTFOLIO
       PORTFOLIO OF INVESTMENTS
-------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$ 1,000,000   Montgomery County, Ohio
              Hospital Revenue, Grandview
              Hospital & Medical Center,
              5.60%, 12/01/2011
              Prerefunded 12/01/2009 @ 100 ......................   $  1,162,890
  2,755,000   Tarrant County Health
              Facilities Development Corp.,
              Texas, Harris Methodist Health
              System Series A,
              5.125%, 09/01/2012
              Escrowed to Maturity ..............................      3,090,449
  4,100,000   North Carolina Municipal Power
              Agency No. 1, Catawba Electric
              Revenue, 5.50%, 01/01/2013
              Escrowed to Maturity ..............................      4,794,007
  2,045,000   Retama Development Corp.,
              Texas Special Facilities
              Revenue, Retama Racetrack,
              8.75%, 12/15/2013
              Escrowed to Maturity ..............................      3,013,307
    150,000   Florida State Board of
              Education Capital Outlay,
              9.125%, 06/01/2014
              Escrowed To Maturity ..............................        217,173
    950,000   Massachusetts, Water Pollution
              Abatement Series B,
              5.25%, 08/01/2014
              Escrowed to Maturity ..............................      1,100,851
  1,125,000   Retama Development Corp.,
              Texas Special Facilities
              Revenue, Retama Racetrack,
              8.75%, 12/15/2015
              Escrowed to Maturity ..............................      1,707,862
  3,860,000   Retama Development Corp.,
              Texas Special Facilities
              Revenue, Retama Racetrack,
              8.75%, 12/15/2014
              Escrowed to Maturity ..............................      5,754,720
  1,000,000   Bell County Health Facilities
              Development Corp., Texas,
              Lutheran General Health Care
              System, 6.50%, 07/01/2019
              Escrowed to Maturity ..............................      1,256,580
  4,940,000   Rhode Island Depositors
              Economic Protection Corp.
              Series A, FSA,
              5.75%, 08/01/2019
              Escrowed to Maturity ..............................      5,883,441


--------------------------------------------------------------------------------
40 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                 -------------------------------
                                                 DIVERSIFIED MUNICIPAL PORTFOLIO
                                                 PORTFOLIO OF INVESTMENTS
                                                 -------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$ 1,500,000   Rhode Island Depositors
              Economic Protection Corp.
              Series A, FSA,
              5.50%, 08/01/2020
              Escrowed to Maturity ..............................   $  1,740,840
  1,605,000   North Carolina Eastern
              Municipal Power Agency, Power
              System Revenue Series A,
              6.00%, 01/01/2026
              Prerefunded 01/01/2022 @ 100 ......................      1,947,716
  5,780,000   Rhode Island Depositors
              Economic Protection Corp.
              Series A, 6.375%, 08/01/2022
              Escrowed to Maturity ..............................      7,341,872
                                                                    ------------

              Total Prerefunded/Escrowed
              (Cost $123,932,145) ...............................    136,207,146
                                                                    ------------

              Inflation Adjusted-1.42%
  1,000,000   Orlando, Florida Waste Water
              System Revenue Series A,
              Variable Rate CPI Bond, MBIA,
              4.54%, 10/01/2002 .................................      1,000,000
  1,760,000   Orlando, Florida Waste Water
              System Revenue Series A,
              Variable Rate CPI Bond,
              4.56%, 10/01/2003 .................................      1,776,174
  1,900,000   Orlando, Florida Waste Water
              System Revenue Series A,
              Variable Rate CPI Bond,
              4.58%, 10/01/2004 .................................      1,922,021
  2,050,000   Orlando, Florida Waste Water
              System Revenue Series A,
              Variable Rate CPI Bond,
              4.60%, 10/01/2005 .................................      2,073,985
  2,165,000   Orlando, Florida Waste Water
              System Revenue Series A,
              Variable Rate CPI Bond,
              4.62%, 10/01/2006 .................................      2,186,867
  1,790,000   Orlando, Florida Waste Water
              System Revenue Series A,
              Variable Rate CPI Bond,
              4.64%, 10/01/2007 .................................      1,794,099
  5,965,000   Orlando, Florida Waste Water
              System Revenue Series A,
              Variable Rate CPI Bond,
              Mandatory Put 10/01/2007,
              4.64%, 10/01/2015 .................................      5,978,660


--------------------------------------------------------------------------------
                                 ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 41

-------------------------------
DIVERSIFIED MUNICIPAL PORTFOLIO
       PORTFOLIO OF INVESTMENTS
-------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$ 5,685,000   Illinois Development Finance
              Authority, Adventist Health
              System Series B, Variable Rate
              CPI Bond, MBIA,
              2.10%, 01/01/2019 .................................   $  5,691,424
  4,750,000   Delaware Valley Regional
              Finance Authority,
              Pennsylvania Local Government
              Revenue Series A, Variable
              Rate CPI Bond, AMBAC,
              Mandatory Put 07/01/2007,
              4.585%, 07/01/2027 ................................      4,838,540
                                                                    ------------

              Total Inflation Adjusted
              (Cost $26,136,744) ................................     27,261,770
                                                                    ------------

              Insured-39.29%
    595,000   Austin, Texas Utility System
              Revenue MBIA,
              9.25%, 11/15/2002 .................................        600,307
  4,295,000   Nassau County, New York Series C,
              FSA, 5.125%, 01/01/2003 ...........................      4,334,299
  1,800,000   Chicago, Illinois O'Hare
              International Airport Revenue
              Series A, MBIA,
              5.25%, 01/01/2003 .................................      1,816,218
  3,200,000   Chicago Public Building
              Commission, Illinois Revenue
              Series C, FGIC,
              5.125%, 02/01/2003 ................................      3,238,336
  1,525,000   Carroll Independent School
              District, Texas Series A,
              PSF Guaranteed,
              5.00%, 02/15/2003 .................................      1,544,688
  2,160,000   Plano Independent School
              District, Texas, PSF
              Guaranteed,
              6.00%, 02/15/2003 .................................      2,195,748
  1,625,000   Hawaii State Series CN, FGIC,
              6.25%, 03/01/2003 .................................      1,656,623
  3,100,000   Illinois State Series A, FSA,
              5.00%, 04/01/2003 .................................      3,154,808
  2,640,000   Blair County Convention and
              Sports Facilities Authority,
              Pennsylvania Revenue, FSA,
              5.40%, 05/01/2003 .................................      2,700,535
  1,215,000   Walled Lake Consolidated
              School District, Michigan, MBIA,
              6.00%, 05/01/2003 .................................      1,246,894


--------------------------------------------------------------------------------
42 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                 -------------------------------
                                                 DIVERSIFIED MUNICIPAL PORTFOLIO
                                                 PORTFOLIO OF INVESTMENTS
                                                 -------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$ 3,000,000   Reedy Creek Improvement
              District, Florida Refunding
              Series A, AMBAC,
              5.00%, 06/01/2003 .................................   $  3,070,170
  1,000,000   New Jersey State
              Transportation Trust Fund
              Authority Series A, AMBAC,
              6.00%, 06/15/2003 .................................      1,031,690
  4,290,000   Phoenix Civic Improvement
              Corp., Arizona Municipal
              Facilities Excise Tax Revenue,
              FGIC, 5.25%, 07/01/2003 ...........................      4,409,219
  2,400,000   Pima County, Arizona, FGIC,
              5.25%, 07/01/2003 .................................      2,466,696
 12,710,000   Rockdale County Water & Sewer
              Authority, Georgia Revenue
              Series B, MBIA,
              5.25%, 07/01/2003 (Note B, p. 80) .................     13,063,211
  3,000,000   Kentucky State Property &
              Buildings Commission Refunding
              Project Number 69 Series B,
              FSA, 5.00%, 08/01/2003 ............................      3,084,750
  2,500,000   Kentucky State Property &
              Buildings Commission Refunding
              Project Number 69 Series C,
              FSA, 5.00%, 08/01/2003 ............................      2,571,450
  7,345,000   New York City Series A-1,
              AMBAC, 6.25%, 08/01/2003 ..........................      7,630,794
  2,620,000   Lewisville Independent School
              District, Texas, PSF
              Guaranteed,
              6.00%, 08/15/2003 .................................      2,720,608
  3,005,000   New Haven, Connecticut Series B,
              FSA, 5.75%, 11/01/2003 ............................      3,142,990
  4,500,000   Metropolitan Football Stadium
              District, Colorado Sales Tax
              Revenue, Series B, MBIA,
              0.00%, 01/01/2004 .................................      4,393,710
  2,300,000   Du Page County, Illinois
              Transportation Revenue, FSA,
              5.25%, 01/01/2004 .................................      2,404,144
  2,870,000   Clark County Public Utility
              District No. 1, Washington
              Generating System Revenue,
              FGIC, 6.00%, 01/01/2004 ...........................      3,030,404
  1,000,000   Pennsylvania State First
              Series, MBIA,
              5.25%, 01/15/2004 .................................      1,047,070


--------------------------------------------------------------------------------
                                 ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 43

-------------------------------
DIVERSIFIED MUNICIPAL PORTFOLIO
       PORTFOLIO OF INVESTMENTS
-------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$ 3,130,000   Plano Independent School
              District, Texas, PSF
              Guaranteed,
              6.00%, 02/15/2004 .................................   $  3,317,550
  3,590,000   Kansas City, Missouri
              Passenger Facility Charge
              Revenue, AMBAC,
              5.00%, 04/01/2004 .................................      3,764,079
  3,190,000   Illinois State, MBIA,
              5.50%, 04/01/2004 .................................      3,368,130
  1,425,000   Louisiana State Series B, FSA,
              5.50%, 04/15/2004 .................................      1,507,280
  2,410,000   Louisville and Jefferson
              County Metropolitan Sewer
              District, Kentucky Sewer and
              Drainage Systems Revenue
              Series A, FGIC,
              9.00%, 05/15/2004 .................................      2,688,885
  1,605,000   Pennsylvania Economic
              Development Financing
              Authority Revenue,
              Northwestern Human Services
              Series A, ACA,
              4.60%, 06/01/2004 .................................      1,664,786
  1,000,000   District of Columbia Series B-3,
              MBIA, 5.20%, 06/01/2004 ...........................      1,056,390
  3,770,000   New Jersey State
              Transportation Trust Fund
              Authority Series A, FSA,
              5.50%, 06/15/2004 .................................      4,014,861
  1,000,000   Anchorage, Alaska Series B,
              MBIA, 4.00%, 07/01/2004 ...........................      1,040,580
  1,000,000   Port of Portland, Oregon
              Airport Revenue, AMT Refunding
              International Airport 15B,
              FGIC, 4.50%, 07/01/2004 ...........................      1,047,900
  2,800,000   Florida State Board of
              Education Lottery Revenue
              Series B, FGIC, 5.00%, 07/01/2004 .................      2,962,064
  1,700,000   Louisville and Jefferson
              County Regional Airport
              Authority, Kentucky Airport
              Systems Revenue Series A,
              FSA, 5.00%, 07/01/2004 ............................      1,798,702
  1,265,000   Rhode Island State Economic
              Development Corp. Revenue,
              Providence Place Mall Senior
              Note Obligation, Asset Guaranty,
              Radian, 5.45%, 07/01/2004 .........................      1,340,090


--------------------------------------------------------------------------------
44 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                 -------------------------------
                                                 DIVERSIFIED MUNICIPAL PORTFOLIO
                                                 PORTFOLIO OF INVESTMENTS
                                                 -------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$ 2,750,000   Maricopa County Unified School
              District No. 69, Arizona,
              Paradise Valley Project of
              1999 Series A, MBIA,
              5.75%, 07/01/2004 .................................   $  2,946,460
  4,030,000   Regional Transportation
              Authority, Illinois, MBIA,
              5.75%, 07/01/2004 .................................      4,314,317
  1,205,000   University of Hawaii
              University Systems Revenue
              Series A, FGIC,
              3.25%, 07/15/2004 .................................      1,238,945
  2,000,000   Kentucky State Property &
              Buildings Commission Refunding
              Project Number 69 Series C,
              FSA, 5.00%, 08/01/2004 ............................      2,121,600
  5,755,000   Palm Beach County School
              District, Florida Refunding,
              MBIA, 5.00%, 08/01/2004 ...........................      6,103,811
  4,250,000   Duval County School District
              Florida Refunding, AMBAC,
              6.125%, 08/01/2004 ................................      4,593,315
  1,065,000   Bethlehem Area School
              District, Pennsylvania, FGIC,
              4.50%, 09/01/2004 .................................      1,122,893
  2,945,000   Pittsburgh School District,
              Pennsylvania Series A, AMBAC,
              5.50%, 09/01/2004 .................................      3,160,280
  2,430,000   Tampa, Florida Utility Tax &
              Special Revenue Refunding,
              AMBAC, 6.00%, 10/01/2004 ..........................      2,638,057
  7,715,000   New Jersey State Turnpike
              Authority Revenue Series A,
              MBIA, 5.25%, 01/01/2005 ...........................      8,297,714
  1,000,000   Chicago, Public Building
              Commission, Illinois Revenue
              Series C, FGIC,
              5.375%, 02/01/2005 ................................      1,079,450
  8,870,000   New York City Series E, AMBAC,
              6.50%, 02/15/2005 .................................      9,820,509
  3,340,000   Hawaii State Series CS, MBIA,
              5.25%, 04/01/2005 .................................      3,612,177
  1,250,000   Minneapolis, Minnesota Health
              Care System Revenue, Fairview
              Health Services Series B,
              MBIA, 4.50%, 05/15/2005 ...........................      1,328,925
    800,000   Metropolitan Pier & Exposition
              Authority, Illinois Dedicated
              State Tax Revenue, McCormick
              Place Series A, MBIA,
              5.70%, 06/15/2005 .................................        866,368


--------------------------------------------------------------------------------
                                 ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 45

-------------------------------
DIVERSIFIED MUNICIPAL PORTFOLIO
       PORTFOLIO OF INVESTMENTS
-------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$ 1,815,000   New Jersey State
              Transportation Trust Fund
              Authority, Transportation
              System Series B, MBIA,
              6.00%, 06/15/2005 .................................   $  2,012,418
  1,725,000   Washington Public Power Supply
              System Revenue, Nuclear
              Project No.1 Series A, AMBAC,
              6.00%, 07/01/2005 .................................      1,910,748
  2,395,000   Hawaii State Airports Systems
              Revenue Series B, FGIC,
              6.125%, 07/01/2005 ................................      2,632,488
  1,640,000   New York State Dormitory
              Authority Revenue, City
              University System Consolidated
              Series C, AMBAC,
              6.25%, 07/01/2005 .................................      1,835,915
  2,000,000   Chicago, Illinois Refunding
              Series A, AMBAC,
              4.50%, 01/01/2006 .................................      2,143,220
  2,500,000   Hawaii State Series CA, FSA,
              5.50%, 01/01/2006 .................................      2,759,350
  1,000,000   Allegheny County, Pennsylvania
              Airport Revenue, Pittsburgh
              International Airport Series
              A-1, MBIA, AMT,
              5.75%, 01/01/2006 .................................      1,103,590
  1,200,000   Williamson County, Texas, FSA,
              5.00%, 02/15/2006 .................................      1,309,656
  2,385,000   Johnston County, North
              Carolina Public Improvement,
              FSA, 4.00%, 03/01/2006 ............................      2,538,236
  1,000,000   Utah State Board of Regents,
              Student Loan Revenue Series J,
              AMBAC, AMT,
              6.00%, 05/01/2006 .................................      1,100,670
  1,895,000   Minneapolis, Minnesota Health
              Care System Revenue, Fairview
              Health Services Series B,
              MBIA, 4.50%, 05/15/2006 ...........................      2,038,849
  9,000,000   Michigan State Comprehensive
              Transportation Revenue,
              Refunding Series A, FSA,
              5.00%, 05/15/2006 .................................      9,891,000
  1,340,000   Arlington, Texas Waterworks &
              Sewer Revenue, AMBAC,
              6.00%, 06/01/2006 .................................      1,518,635
 12,780,000   Clark County School District,
              Nevada Series C, MBIA,
              5.00%, 06/15/2006 .................................     14,049,310


--------------------------------------------------------------------------------
46 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                 -------------------------------
                                                 DIVERSIFIED MUNICIPAL PORTFOLIO
                                                 PORTFOLIO OF INVESTMENTS
                                                 -------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$ 6,520,000   Delaware Transportation
              Authority Transportation
              System Revenue Refunding, FSA,
              4.375%, 07/01/2006 ................................   $  7,041,470
  2,095,000   Virginia Port Authority
              Facilities Revenue, MBIA, AMT,
              6.00%, 07/01/2006 .................................      2,376,337
  3,000,000   Duval County School District,
              Florida Refunding, AMBAC,
              6.30%, 08/01/2006 .................................      3,457,410
  2,200,000   Clark County Public Utility
              District No. 1, Washington
              Electric Revenue, AMBAC,
              5.50%, 01/01/2007 .................................      2,463,186
  4,485,000   Cleveland, Ohio Waterworks
              Revenue Series G, MBIA,
              5.50%, 01/01/2007 .................................      5,034,995
  6,110,000   Chicago, Illinois O'Hare
              International Airport Revenue,
              Second Lien-Series A, AMBAC,
              6.00%, 01/01/2007 .................................      6,879,188
  5,015,000   Massachusetts State Refunding
              Series A, MBIA,
              5.50%, 02/01/2007 (Note C, p. 80) .................      5,645,837
  1,000,000   Williamson County, Texas
              Limited Tax Notes Series B,
              FSA, 5.00%, 02/15/2007 ............................      1,103,650
  1,965,000   Waco Independent School
              District, Texas Refunding, PSF
              Guaranteed,
              5.25%, 02/15/2007 .................................      2,188,892
  1,000,000   Prince Georges County,
              Maryland Consolidated Public
              Improvement Series A, MBIA,
              6.00%, 03/15/2007 .................................      1,151,980
  5,140,000   New York State Thruway
              Authority Highway & Bridge
              Trust Fund Series B, AMBAC,
              5.00%, 04/01/2007 .................................      5,694,606
  2,255,000   New Jersey Economic
              Development Authority Revenue
              Transportation Project
              Sublease Series A, FSA,
              5.50%, 05/01/2007 .................................      2,552,119
  2,000,000   Walled Lake Consolidated
              School District, Michigan,
              MBIA, 6.00%, 05/01/2007 ...........................      2,304,700
  1,000,000   Michigan State Comprehensive
              Transportation Revenue Series B,
              FSA, 5.00%, 05/15/2007 ............................      1,110,180


--------------------------------------------------------------------------------
                                 ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 47

-------------------------------
DIVERSIFIED MUNICIPAL PORTFOLIO
       PORTFOLIO OF INVESTMENTS
-------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$ 1,715,000   Northeast Hospital Authority,
              Texas Northeast Medical
              Center Hospital Revenue, FSA,
              5.75%, 05/15/2007 .................................   $  1,947,743
  9,770,000   District of Columbia Refunding
              Series B-1, AMBAC,
              5.50%, 06/01/2007 .................................     10,992,129
  2,525,000   Philadelphia, Pennsylvania
              Airport Revenue Series A,
              FGIC, 6.00%, 06/15/2007 ...........................      2,904,810
  1,200,000   Philadelphia, Pennsylvania
              Airport Revenue Series B,
              FGIC, AMT,
              6.00%, 06/15/2007 .................................      1,368,516
  9,475,000   Wisconsin State Transportation
              Revenue Series A, MBIA,
              5.00%, 07/01/2007 .................................     10,523,693
  1,105,000   Delaware Transportation
              Authority System Revenue,
              AMBAC, 6.00%, 07/01/2007 ..........................      1,276,960
  2,030,000   MTA, New York Commuter
              Facilities Revenue Series C-1,
              FGIC, 6.00%, 07/01/2007 ...........................      2,365,681
  2,775,000   Washington Public Power Supply
              System Revenue, Nuclear
              Project No.1 Series A, AMBAC,
              6.00%, 07/01/2007 .................................      3,185,672
  5,665,000   Washoe County School District,
              Nevada Refunding, FSA,
              5.00%, 08/01/2007 .................................      6,302,426
  5,975,000   Hawaii State Series CV, FGIC,
              5.50%, 08/01/2007 .................................      6,791,006
  1,000,000   Cook County, Illinois MBIA,
              7.25%, 11/01/2007 .................................      1,188,490
  2,115,000   Connecticut State Resource
              Recovery Authority,
              Mid-Connecticut System Series A,
              MBIA, 5.75%, 11/15/2007 ...........................      2,444,263
  1,400,000   Massachusetts Consolidated
              Loans Series A, MBIA,
              5.00%, 01/01/2008 .................................      1,543,458
  2,270,000   Clark County Public Utility
              District No. 1, Washington
              Electric Revenue, AMBAC,
              5.50%, 01/01/2008 .................................      2,566,916
  1,465,000   Sangamon County School
              District No. 186, Illinois,
              FGIC, 5.55%, 01/01/2008 ...........................      1,628,201
  1,000,000   Berkley City School District,
              Michigan, FGIC,
              7.00%, 01/01/2008 .................................      1,200,770


--------------------------------------------------------------------------------
48 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                 -------------------------------
                                                 DIVERSIFIED MUNICIPAL PORTFOLIO
                                                 PORTFOLIO OF INVESTMENTS
                                                 -------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$  5,330,000  Hawaii State Refunding Series CY,
              FSA, 5.25%, 02/01/2008 ................               $  5,971,945
   1,000,000  Memphis-Shelby County Airport
              Authority, Tennessee Revenue
              Series A, MBIA, AMT,
              6.00%, 02/15/2008 .....................                  1,143,910
   1,875,000  Port of Port Arthur Navigation
              District, Texas, AMBAC,
              6.00%, 03/01/2008 .....................                  2,177,344
   8,400,000  District of Columbia Refunding
              Series B-1, AMBAC,
              5.50%, 06/01/2008 .....................                  9,522,912
   1,095,000  Haverhill, Massachusetts,
              FGIC, 6.00%, 06/15/2008 ...............                  1,260,476
   1,000,000  Ivy Tech State College,
              Indiana Student Fee Series G,
              AMBAC, 5.00%, 07/01/2008 ..............                  1,114,820
   1,810,000  Wayne County Community
              College, Michigan Community
              College Improvement, FGIC,
              5.00%, 07/01/2008 .....................                  2,024,955
   6,100,000  Anchorage, Alaska Refunding
              Series B, MBIA, 5.25%, 07/01/2008 .....                  6,894,586
   2,000,000  Intermountain Power Agency,
              Utah Power Supply Revenue
              Series A, AMBAC,
              6.50%, 07/01/2008 .....................                  2,390,947
   5,430,000  Ohio State Building Authority
              Refunding, State Facilities
              Administration Building Fund
              Project B, FSA,
              5.25%, 10/01/2008 .....................                  6,185,150
   4,140,000  Metropolitan Washington
              Airport Authority, Virginia
              Revenue Series A, MBIA, AMT,
              5.80%, 10/01/2008 .....................                  4,480,432
   1,265,000  Emerald Peoples Utility
              District, Oregon, FGIC,
              7.35%, 11/01/2008 .....................                  1,584,590
   2,750,000  Indianapolis, Indiana Resource
              Recovery Revenue, Ogden Martin
              System Inc. Project, AMBAC,
              6.75%, 12/01/2008 .....................                  3,259,712
   5,000,000  Clark County Public Utility
              District No. 1, Washington
              Electric Revenue, AMBAC,
              5.25%, 01/01/2009 .....................                  5,626,950
   1,675,000  Chicago, Illinois O'Hare
              International Airport Revenue,
              Second Lien-Series C, MBIA,
              5.75%, 01/01/2009 .....................                  1,925,145


--------------------------------------------------------------------------------
                                 ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 49

-------------------------------
DIVERSIFIED MUNICIPAL PORTFOLIO
       PORTFOLIO OF INVESTMENTS
-------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$  2,070,000  North Carolina Eastern
              Municipal Power Agency, Power
              System Revenue Series B, ACA,
              6.125%, 01/01/2009 ..................               $    2,349,926
   1,000,000  Middlesex County Utilities
              Authority, New Jersey Sewer
              Revenue Series A, FGIC,
              5.15%, 03/15/2009 ...................                    1,098,610
   1,045,000  Illinois State Refunding 1st
              Series, FSA,
              5.25%, 04/01/2009 ...................                    1,178,865
   2,100,000  District of Columbia 2001
              Series B, FSA,
              5.50%, 06/01/2009 ...................                    2,398,410
   1,185,000  New Mexico State Highway
              Commission Revenue,
              Subordinated Lien Tax Series B,
              AMBAC, 5.00%, 06/15/2009 ............                    1,325,541
   7,000,000  Metropolitan Pier & Exposition
              Authority, Illinois Dedicated
              State Tax Revenue, McCormick
              Place Series A, MBIA,
              5.25%, 06/15/2009 ...................                    7,940,100
   3,790,000  New Jersey Economic
              Development Authority Market
              Transition Facilities Revenue
              Senior Lien Series A, MBIA,
              5.00%, 07/01/2009 ...................                    4,261,855
   1,780,000  Massachusetts Port Authority
              Revenue Series B, FSA,
              5.50%, 07/01/2009 ...................                    2,014,960
   1,370,000  Mobile, Alabama (Warrants
              expire 08/15/2009), AMBAC,
              5.25%, 08/15/2009 ...................                    1,557,224
   1,530,000  Texas Municipal Power Agency
              Revenue, MBIA,
              5.25%, 09/01/2009 ...................                    1,740,314
   6,410,000  Metropolitan Washington
              Airport Authority, Virginia
              Revenue, General Airport
              Series A, MBIA,
              5.90%, 10/01/2009 ...................                    6,916,710
   1,000,000  Anchorage, Alaska, FGIC,
              6.00%, 10/01/2009 ...................                    1,188,010
   4,070,000  Palm Beach County Solid Waste
              Authority, Florida Revenue
              Series A, AMBAC,
              6.00%, 10/01/2009 ...................                    4,790,268


--------------------------------------------------------------------------------
50 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                 -------------------------------
                                                 DIVERSIFIED MUNICIPAL PORTFOLIO
                                                 PORTFOLIO OF INVESTMENTS
                                                 -------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$  1,370,000  Indiana Transportation Finance
              Authority, Airport Facilities
              Lease Revenue Series A, AMBAC,
              6.00%, 11/01/2009 .....................               $  1,617,847
   5,000,000  Connecticut State Resource
              Recovery Authority Series A,
              MBIA, 5.375%, 11/15/2009 ..............                  5,580,100
   1,000,000  Providence Public Building
              Authority, Rhode Island Series A,
              FSA, 5.10%, 12/15/2009 ................                  1,113,790
   1,890,000  Chicago, Illinois O'Hare
              International Airport Revenue,
              Second Lien-Series C, MBIA,
              5.00%, 01/01/2010 .....................                  2,094,158
   1,000,000  Memphis-Shelby County Airport
              Authority, Tennessee Revenue
              Series A, MBIA, AMT,
              6.25%, 02/15/2010 .....................                  1,175,040
   1,065,000  Detroit City School District,
              Michigan Series A, AMBAC,
              6.50%, 05/01/2010 .....................                  1,292,612
   1,365,000  Intermountain Power Agency,
              Utah Power Supply Revenue
              Refunding, AMBAC,
              5.00%, 07/01/2010 .....................                  1,528,322
   2,510,000  Detroit, Michigan Sewage
              Disposal Revenue Series B,
              MBIA, 6.00%, 07/01/2010 ...............                  2,980,977
   3,000,000  Houston, Texas Hotel
              Occupancy Tax & Special
              Revenue, Refunding Convention
              & Entertainment Series A,
              AMBAC, 5.50%, 09/01/2010 ..............                  3,469,710
   1,500,000  Brownsville, Texas Utilities
              System Revenue, AMBAC,
              6.25%, 09/01/2010 .....................                  1,812,810
   2,065,000  Broward County, Florida
              Airport System Revenue Series E,
              MBIA, AMT, 5.25%, 10/01/2010 ..........                  2,291,035
   4,565,000  Metropolitan Washington
              Airport Authority, District of
              Columbia Revenue, Virginia
              General Airport Series A,
              MBIA, 5.90%, 10/01/2010 ...............                  4,916,596
   5,000,000  Connecticut State Resource
              Recovery Authority Series A,
              MBIA, 5.375%, 11/15/2010 ..............                  5,557,350
   1,000,000  Amarillo Junior College
              District, Texas, FGIC,
              5.125%, 02/15/2011 ....................                  1,050,740


--------------------------------------------------------------------------------
                                 ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 51

-------------------------------
DIVERSIFIED MUNICIPAL PORTFOLIO
       PORTFOLIO OF INVESTMENTS
-------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$  2,000,000  Louisiana State Office
              Facilities Corp., Lease
              Revenue, Capitol Complex
              Program Series A, MBIA,
              5.50%, 03/01/2011 .....................              $   2,269,780
   3,975,000  New York State Thruway
              Authority Highway & Bridge
              Trust Fund Refunding Series C,
              MBIA, 5.25%, 04/01/2011 ...............                  4,548,274
   1,335,000  Utah Transit Authority Sales
              Tax Revenue Series A, FSA,
              5.00%, 06/15/2011 .....................                  1,501,061
  14,730,000  New Jersey Economic
              Development Authority Market
              Transition Facilities Revenue,
              Refunding Senior Lien Series A,
              MBIA, 5.00%, 07/01/2011 ...............                 16,701,758
   1,915,000  Philadelphia Parking
              Authority, Pennsylvania
              Revenue, FSA,
              5.50%, 09/01/2011 .....................                  2,189,936
   1,275,000  Brownsville, Texas Utility
              System Revenue, AMBAC,
              6.25%, 09/01/2011 .....................                  1,558,879
   1,550,000  Ohio State Building Authority
              Refunding State Adult
              Correction Facilities Series A,
              FSA, 5.50%, 10/01/2011 ................                  1,818,785
   3,470,000  Weld County School District
              Number 6 (Greeley), Colorado
              Refunding, FSA,
              5.00%, 12/01/2011 .....................                  3,944,696
   2,100,000  Grand Rapids, Michigan Water
              Supply Systems Revenue, FGIC,
              5.75%, 01/01/2012 .....................                  2,461,998
   4,000,000  Richmond, Virginia FSA,
              5.50%, 01/15/2012 .....................                  4,666,720
   1,025,000  Goose Creek Independent School
              District, Texas, PSF
              Guaranteed,
              5.00%, 02/15/2012 .....................                  1,074,097
   1,000,000  Amarillo Junior College
              District, Texas, FGIC,
              5.125%, 02/15/2012 ....................                  1,047,000
   2,000,000  Municipal Electric Authority
              of Georgia, Combustion Turbine
              Project Series A, MBIA,
              5.25%, 11/01/2012 .....................                  2,318,980


--------------------------------------------------------------------------------
52 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                 -------------------------------
                                                 DIVERSIFIED MUNICIPAL PORTFOLIO
                                                 PORTFOLIO OF INVESTMENTS
                                                 -------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$  4,645,000  Weld County School District
              Number 6 (Greeley), Colorado
              Refunding, FSA,
              5.00%, 12/01/2012 .....................              $   5,295,950
   3,455,000  Hamilton County, Ohio Sales
              Tax Subordinated Series B,
              AMBAC, 5.75%, 12/01/2012 ..............                  4,053,406
   1,075,000  Anchorage, Alaska School
              Improvement Series B, FGIC,
              5.875%, 12/01/2012 ....................                  1,286,023
   3,500,000  Municipal SBDT Co. Water
              Conservancy District,
              Municipal Sub-District Revenue
              Series F, AMBAC,
              6.50%, 12/01/2012 .....................                  4,111,485
   2,475,000  Chicago Public Building
              Commission, Illinois Revenue,
              Chicago Park District Series A,
              FGIC, 5.375%, 01/01/2013 ..............                  2,761,927
   2,895,000  Manchester Housing &
              Redevelopment Authority, New
              Hampshire Revenue Series A,
              ACA, 6.75%, 01/01/2013 ................                  3,270,539
   2,085,000  New York State Dormitory
              Authority Lease Revenue,
              Mental Health Facilities
              Improvement Project Series 1,
              FSA, 5.125%, 01/15/2013 ...............                  2,272,775
   1,195,000  New York State Dormitory
              Authority, Mental Health
              Services Facilities
              Improvement Series D, MBIA,
              5.25%, 02/15/2013 .....................                  1,327,502
  15,600,000  Metropolitan Transportation
              Authority New York Service
              Contract Series B, MBIA,
              5.50%, 07/01/2013 .....................                 18,327,348
   1,035,000  Sacramento Municipal Utility
              District, California Series G,
              MBIA, 6.50%, 09/01/2013 ...............                  1,319,967
   2,445,000  Sunrise, Florida Utility
              System Revenue, AMBAC,
              5.50%, 10/01/2013 .....................                  2,885,638
   3,410,000  St. Clair County, Illinois,
              FGIC, 5.625%, 10/01/2013 ..............                  3,916,521
   3,000,000  Hamilton County, Ohio Sales
              Tax Subordinated Series B,
              AMBAC, 5.75%, 12/01/2013 ..............                  3,491,640
   2,390,000  Illinois State First Series,
              MBIA, 5.75%, 12/01/2013 ...............                  2,837,790


--------------------------------------------------------------------------------
                                 ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 53

-------------------------------
DIVERSIFIED MUNICIPAL PORTFOLIO
       PORTFOLIO OF INVESTMENTS
-------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$  2,235,000  Manchester Housing &
              Redevelopment Authority, New
              Hampshire Revenue Series A,
              ACA, 6.75%, 01/01/2014 ................            $     2,514,666
   1,555,000  Washoe County School District,
              Nevada, FGIC,
              5.25%, 06/01/2014 .....................                  1,707,281
   5,425,000  Washington State Health Care
              Facilities Authority,
              Children's Hospital & Regional
              Medical Center, FSA,
              5.25%, 10/01/2014 .....................                  5,956,813
   1,150,000  Douglas County School District
              No. 206 (Eastmont),
              Washington, FGIC,
              5.75%, 12/01/2014 .....................                  1,348,295
   1,000,000  Manchester Housing &
              Redevelopment Authority, New
              Hampshire Revenue Series A,
              ACA, 6.75%, 01/01/2015 ................                  1,123,830
   3,000,000  Colorado Department of
              Transportation, Transportation
              Revenue, AMBAC,
              6.00%, 06/15/2015 .....................                  3,603,570
   3,370,000  Cypress-Fairbanks Independent
              School District, Texas, PSF
              Guaranteed,
              5.25%, 02/15/2016 .....................                  3,625,379
   3,515,000  Lansing Community College
              Michigan, FGIC,
              5.50%, 05/01/2016 .....................                  4,006,010
  10,745,000  Lower Colorado River
              Authority, Texas Revenue
              Series A, FSA,
              5.875%, 05/15/2016 ....................                 12,305,067
   1,800,000  Magnolia Independent School
              District, Texas, PSF
              Guaranteed,
              5.00%, 08/15/2016 .....................                  1,914,840
   1,430,000  District of Columbia Water &
              Sewer Authority, Public
              Utility Revenue, FSA,
              6.00%, 10/01/2016 .....................                  1,790,331
   3,000,000  Houston, Texas Water & Sewer
              Systems Revenue, Refunding
              Junior Lien Forward Series B,
              AMBAC, 5.75%, 12/01/2016 ..............                  3,494,640
   6,995,000  Hawaii State Series CX, FSA,
              5.50%, 02/01/2017 .....................                  7,891,899


--------------------------------------------------------------------------------
54 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                 -------------------------------
                                                 DIVERSIFIED MUNICIPAL PORTFOLIO
                                                 PORTFOLIO OF INVESTMENTS
                                                 -------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$  2,000,000  Wisconsin State Series B, FSA,
              5.25%, 05/01/2017 .....................             $    2,186,020
   1,025,000  Regional Transportation
              Authority, Illinois Refunding
              Series B, FGIC,
              5.50%, 06/01/2017 .....................                  1,202,981
   1,760,000  Clark County, Nevada Series A,
              AMBAC, 6.50%, 06/01/2017 ..............                  2,251,198
   7,000,000  Energy Northwest Washington
              Electric Revenue Refunding
              Project 1 A, MBIA,
              5.75%, 07/01/2017 .....................                  8,084,020
   3,415,000  Tampa, Florida Occupational
              License Tax Refunding Series A,
              FGIC, 5.375%, 10/01/2017 ..............                  3,846,690
   3,065,000  University of Connecticut
              Revenue, Refunding Student Fee
              Series A, FGIC,
              5.25%, 11/15/2017 .....................                  3,450,700
   2,405,000  Weld County School District
              No. 6 (Greeley), Colorado,
              FSA, 5.25%, 12/01/2017 ................                  2,670,849
   2,000,000  Houston, Texas Water & Sewer
              Systems Revenue, Refunding
              Junior Lien Forward Series B,
              AMBAC, 5.75%, 12/01/2017 ..............                  2,329,760
   1,575,000  Allen County, Indiana Juvenile
              Justice Center, First Mortgage
              Revenue, AMBAC,
              5.50%, 01/01/2018 .....................                  1,768,189
   3,000,000  Memphis-Shelby County Airport
              Authority, Tennessee Revenue
              Series D, AMBAC,
              6.25%, 03/01/2018 .....................                  3,455,640
   4,000,000  San Antonio, Texas Water
              Revenue, Refunding Systems,
              FSA, 5.50%, 05/15/2018 ................                  4,491,880
   7,475,000  Energy Northwest Washington
              Electric Revenue Refunding
              Project 3 B Convertible to
              ARCS, MBIA,
              5.00%, 07/01/2018 .....................                  7,858,530
   2,455,000  Energy Northwest Washington
              Electric Revenue Refunding
              Columbia Generating Series A,
              MBIA, 5.75%, 07/01/2018 ...............                  2,824,404
   2,865,000  New York State Dormitory
              Authority, New York University
              Series A, MBIA,
              6.00%, 07/01/2018 .....................                  3,514,266


--------------------------------------------------------------------------------
                                 ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 55

-------------------------------
DIVERSIFIED MUNICIPAL PORTFOLIO
       PORTFOLIO OF INVESTMENTS
-------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$  2,310,000  University of Illinois
              Certificates of Participation,
              Utilities Infrastructure
              Projects Series A, AMBAC,
              5.50%, 08/15/2018 .....................              $   2,568,235
   4,695,000  Tampa, Florida Occupational
              License Tax Refunding Series A,
              FGIC, 5.375%, 10/01/2018 ..............                  5,247,179
   3,400,000  Allegheny County Pennsylvania
              Series C-54, MBIA,
              5.375%, 11/01/2018 ....................                  3,784,506
   1,110,000  Michigan State Trunk Line,
              Series A, FSA,
              5.50%, 11/01/2018 .....................                  1,239,248
   2,725,000  University of Colorado
              Enterprise Systems Revenue,
              Refunding & Improvement,
              AMBAC, 5.375%, 06/01/2019 .............                  3,008,863
   4,745,000  Michigan State Certificates of
              Participation, New Center
              Development, Inc., MBIA,
              5.375%, 09/01/2019 ....................                  5,192,643
   1,435,000  Cowlitz County, Washington,
              Special Sewer Revenue, CSOB
              Wastewater Treatment, FGIC,
              5.50%, 11/01/2019 .....................                  1,656,894
   5,650,000  South Carolina State Public
              Service Revenue Authority
              Refunding Series D, FSA,
              5.00%, 01/01/2020 (Note C, p. 80) .....                  5,969,733
   2,170,000  Killeen Independent School
              District, Texas Refunding, PSF
              Guaranteed, 5.25%, 02/15/2020
              (Note C, p. 80) .......................                  2,332,641
   1,000,000  Texas State University Systems
              Financing Revenue Refunding,
              FSA, 5.00%, 03/15/2020 ................                  1,045,170
   1,375,000  Lower Colorado River Authority,
              Texas Revenue Refunding,
              MBIA, 5.00%, 05/15/2020
              (Note C, p. 80) .......................                  1,449,085
   3,000,000  San Antonio, Texas Water
              Revenue, Refunding Systems,
              FSA, 5.50%, 05/15/2020 ................                  3,320,820
   1,005,000  Regional Transportation
              Authority, Illinois Series C,
              FGIC, 7.75%, 06/01/2020 ...............                  1,395,041


--------------------------------------------------------------------------------
56 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                 -------------------------------
                                                 DIVERSIFIED MUNICIPAL PORTFOLIO
                                                 PORTFOLIO OF INVESTMENTS
                                                 -------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$ 11,000,000  Metropolitan Atlanta Rapid
              Transit Authority, Georgia
              Sales Tax Revenue, Second
              Indenture Series B, MBIA,
              5.10%, 07/01/2020 ...................                $  11,598,070
   7,090,000  New Hampshire Health &
              Education Facilities Finance
              Authority Revenue, University
              System of New Hampshire,
              AMBAC, 5.375%, 07/01/2020 ...........                    7,773,547
   4,000,000  Kentucky State Property &
              Buildings Commission Refunding
              Project Number 76, AMBAC,
              5.50%, 08/01/2020 ...................                    4,642,240
   3,135,000  Illinois State Dedicated Tax
              Revenue, AMBAC,
              6.25%, 12/15/2020 ...................                    3,928,406
   4,970,000  South Carolina State Public
              Service Authority Revenue,
              Refunding Series D, FSA,
              5.00%, 01/01/2021 (Note C, p. 80) ...                    5,217,655
   2,540,000  Hawaii State Series CX, FSA,
              5.50%, 02/01/2021 ...................                    2,788,387
   3,000,000  Arlington Independent School
              District, Texas, PSF
              Guaranteed,
              5.00%, 02/15/2021 ...................                    3,090,450
   7,000,000  Metropolitan Transportation
              Authority, New York Service
              Contract Refunding Series A,
              FGIC, 5.00%, 07/01/2021 .............                    7,318,150
   1,000,000  New Jersey Health Care
              Facilities Financing Authority
              Revenue, Jersey City Medical
              Center, AMBAC FHA,
              4.80%, 08/01/2021 ...................                    1,046,070
   3,000,000  Municipal Electric Authority
              of Georgia, Combustion Turbine
              Project Series A, MBIA,
              5.25%, 11/01/2021 ...................                    3,236,070
   2,505,000  Massachusetts State
              Consolidated Loan Series D,
              MBIA, 5.375%, 08/01/2022 ............                    2,708,406
   3,980,000  McGee-Creek Authority,
              Oklahoma Water Revenue, MBIA,
              6.00%, 01/01/2023 ...................                    4,816,317
   2,690,000  Metrpolitan Transportation
              Authority, New York Dedicated
              Tax Fund Series A, FGIC,
              5.00%, 04/01/2023 ...................                    3,054,145


--------------------------------------------------------------------------------
                                 ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 57

-------------------------------
DIVERSIFIED MUNICIPAL PORTFOLIO
       PORTFOLIO OF INVESTMENTS
-------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$  3,455,000  Seguin Independent School
              District, Texas, PSF
              Guaranteed,
              5.00%, 04/01/2023 ..................                  $  3,528,143
   2,000,000  Harris County, Texas Toll Road
              Senior Lien, MBIA,
              5.00%, 08/15/2024 ..................                     2,035,300
                                                                    ------------
              Total Insured
              (Cost $705,383,806) ................                   753,726,240
                                                                    ------------
              Tax Supported-27.97%
              State General Obligations-9.81%
   1,800,000  Illinois State First Series,
              5.50%, 01/01/2003 ..................                     1,817,766
   1,090,000  California State,
              7.00%, 03/01/2003 ..................                     1,115,048
   2,035,000  Florida State Board of
              Education Capital Outlay,
              Public Education Series E,
              5.50%, 06/01/2003 ..................                     2,089,253
   2,500,000  Connecticut State Series B,
              4.50%, 06/15/2003 ..................                     2,553,225
  10,015,000  Washington State, Refunding
              Motor Vehicle Fuel Tax Series B,
              4.50%, 09/01/2003 ..................                    10,286,707
   2,950,000  Alabama State Series A,
              5.50%, 10/01/2003 ..................                     3,064,254
   2,545,000  Washington State, Motor
              Vehicle Fuel Series D,
              5.00%, 01/01/2004 ..................                     2,650,159
   6,680,000  Washington State, Refunding
              Series R-2000A,
              5.00%, 01/01/2004 ..................                     6,956,018
   2,575,000  Massachusetts Bay
              Transportation Authority,
              General Transportation System
              Series A, State Guaranteed,
              5.30%, 03/01/2004 ..................                     2,711,089
   2,300,000  California State,
              7.00%, 03/01/2004 ..................                     2,475,927
  21,115,000  Connecticut State Series A,
              4.00%, 04/15/2004 ..................                    21,899,000
   2,870,000  Wisconsin State Refunding
              Series 2, 5.00%, 05/01/2004 ........                     3,016,800
   1,370,000  Wisconsin State Series A,
              5.75%, 05/01/2004 ..................                     1,455,995
   1,165,000  California State,
              7.10%, 05/01/2004 ..................                     1,264,037
   6,725,000  Illinois State,
              5.00%, 06/01/2004 ..................                     7,084,519


--------------------------------------------------------------------------------
58 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                 -------------------------------
                                                 DIVERSIFIED MUNICIPAL PORTFOLIO
                                                 PORTFOLIO OF INVESTMENTS
                                                 -------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$  3,555,000  Ohio State Common Schools
              Capital Facilities Series A,
              4.50%, 06/15/2004 .....................             $    3,725,924
   1,390,000  Georgia State Series E,
              6.00%, 07/01/2004 .....................                  1,495,515
   2,400,000  New Jersey State,
              6.50%, 07/15/2004 .....................                  2,604,528
   9,915,000  Maryland State, State and
              Local Facilities Loan First
              Series, 5.125%, 08/01/2004 ............                 10,554,815
   1,365,000  Ohio State,
              6.50%, 08/01/2004 .....................                  1,483,932
   1,760,000  Texas State Series A,
              5.80%, 10/01/2004 .....................                  1,901,645
   4,355,000  Washington State Motor
              Vehicle Fuel Series D,
              5.00%, 01/01/2005 .....................                  4,653,143
   3,950,000  Washington State, Various
              Purpose Series C,
              5.00%, 01/01/2005 .....................                  4,220,417
   1,045,000  Florida State Board of
              Education Capital Outlay,
              Public Education Series B,
              4.50%, 06/01/2005 .....................                  1,117,126
   2,540,000  Florida State Board of
              Education Capital Outlay,
              Public Education Series B,
              5.00%, 06/01/2006 .....................                  2,795,372
   6,850,000  Massachusetts State Federal
              Highway, Grant Anticipation
              Notes Series A,
              5.00%, 06/15/2006 .....................                  7,527,739
   5,000,000  Pennsylvania State,
              5.00%, 02/01/2007 .....................                  5,529,000
   2,340,000  Ohio State Highway Capital
              Improvements Series F,
              5.00%, 05/01/2007 .....................                  2,597,938
   1,455,000  Florida State Board of
              Education Capital Outlay,
              Public Education Series B,
              5.00%, 06/01/2007 .....................                  1,616,767
   3,285,000  Florida State Board of
              Education Capital Outlay,
              Refunding Series A,
              5.50%, 06/01/2007 .....................                  3,722,135
   4,935,000  Maryland State Refunding State
              & Local Facilities 2nd Lien
              Series B, 5.25%, 02/01/2008 ...........                  5,565,841
   7,250,000  Massachusetts Series A,
              5.25%, 02/01/2008 .....................                  7,487,075


--------------------------------------------------------------------------------
                                 ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 59

-------------------------------
DIVERSIFIED MUNICIPAL PORTFOLIO
       PORTFOLIO OF INVESTMENTS
-------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$  2,600,000  Georgia State Series A,
              6.25%, 04/01/2008 ..................                  $  3,062,566
   1,670,000  Georgia State Series D,
              6.70%, 08/01/2008 ..................                     2,022,888
   1,000,000  South Carolina State Series A,
              5.00%, 03/01/2009 ..................                     1,068,900
   1,110,000  New Jersey State,
              5.50%, 02/01/2010 ..................                     1,277,888
   2,225,000  Massachusetts Bay
              Transportation Authority
              Series A, 5.75%, 03/01/2010 ........                     2,591,858
   1,490,000  Georgia State Series C,
              6.25%, 08/01/2010 ..................                     1,810,454
   2,785,000  Massachusetts Consolidated
              Loan Series C,
              5.25%, 08/01/2011 ..................                     3,189,298
   3,780,000  Massachusetts Bay
              Transportation Authority
              Series A, 5.50%, 03/01/2012 ........                     4,414,624
   1,000,000  Georgia State Series B,
              6.00%, 03/01/2012 ..................                     1,216,870
   1,655,000  Illinois State First Series,
              5.25%, 10/01/2013 (Note C, p. 80) ..                     1,884,002
     990,000  Florida State Board of
              Education Capital Outlay,
              9.125%, 06/01/2014 .................                     1,429,610
   2,790,000  Massachusetts Consolidated
              Loan Series C,
              5.75%, 10/01/2014 ..................                     3,309,972
  11,870,000  Massachusetts Consolidated
              Loan Series C,
              5.375%, 12/01/2018 .................                    13,915,794
   2,875,000  Texas State Water,
              5.25%, 08/01/2021 ..................                     3,036,690
   5,000,000  Massachusetts State Central
              Artery Series A,
              1.75%, 12/01/2030 ..................                     5,000,000
                                                                    ------------
              Total State General Obligations
              (Cost $178,330,654) ................                   188,270,123
                                                                    ------------
              Local General Obligations-7.92%
   2,885,000  Seattle, Washington Series B,
              5.00%, 12/01/2002 ..................                     2,901,098
   2,000,000  New York City Series G,
              5.70%, 02/01/2003 ..................                     2,026,640
     590,000  Philadelphia Authority for
              Industrial Development,
              Pennsylvania, Gallery II
              Garage Project,
              6.125%, 02/15/2003 .................                       598,231


--------------------------------------------------------------------------------
60 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                 -------------------------------
                                                 DIVERSIFIED MUNICIPAL PORTFOLIO
                                                 PORTFOLIO OF INVESTMENTS
                                                 -------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$  2,905,000  Mecklenburg County, North
              Carolina Refunding Series C,
              5.00%, 04/01/2003 ..................                 $   2,956,941
   1,205,000  Shelby County, Tennessee
              Series B, 5.00%, 04/01/2003 ........                     1,226,425
   2,300,000  Fairfax County, Virginia
              Public Improvement Series A,
              5.25%, 06/01/2003 ..................                     2,358,167
   4,575,000  Houston Independent School
              District, Texas Public
              Property Finance Contractual
              Obligation, 5.25%, 07/15/2003 ......                     4,707,263
   1,945,000  Wake County, North Carolina
              Series B, 4.50%, 02/01/2004 ........                     2,021,380
   2,775,000  Stillwater Independent School
              District Number 834, Minnesota
              Refunding, 5.00%, 02/01/2004 .......                     2,901,401
   2,090,000  Anderson County School
              District Number 5, South
              Carolina Series A,
              3.50%, 04/01/2004 ..................                     2,148,416
   1,265,000  Box Elder County School
              District, Utah Refunding,
              4.50%, 06/15/2004 ..................                     1,325,378
   1,580,000  Charlotte, North Carolina
              Series B, 3.50%, 07/01/2004 ........                     1,633,072
   1,495,000  Pennsylvania Convention &
              Exhibition Center Authority
              Revenue Series A,
              6.25%, 09/01/2004 ..................                     1,569,316
   2,180,000  Ware County School District,
              Georgia, 4.00%, 02/01/2005 .........                     2,286,253
   1,100,000  Huntsville, Alabama Series A
              (Warrants expire 02/01/2005),
              5.00%, 02/01/2005 ..................                     1,179,343
   2,975,000  New York City Series D,
              6.50%, 02/15/2005 ..................                     3,266,163
   3,700,000  Anderson County School
              District Number 5, South
              Carolina Series A,
              4.00%, 04/01/2005 ..................                     3,895,841
   2,590,000  Wake County, North Carolina
              Series B, 4.50%, 02/01/2006 ........                     2,791,321
   6,300,000  Anne Arundel County, Maryland,
              5.00%, 03/01/2006 ..................                     6,915,699
   3,660,000  New York City Series I,
              6.25%, 04/15/2006 ..................                     4,109,485
  12,085,000  Fairfax County, Virginia
              Series A, 4.25%, 06/01/2006 ........                    13,013,491
   2,860,000  Bexar County, Texas,
              5.00%, 06/15/2006 ..................                     3,141,910


--------------------------------------------------------------------------------
                                 ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 61

-------------------------------
DIVERSIFIED MUNICIPAL PORTFOLIO
       PORTFOLIO OF INVESTMENTS
-------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$  1,455,000  Montgomery County, Maryland
              Series A, 5.75%, 07/01/2006 ..........               $   1,650,290
   6,215,000  New York City Series E,
              5.00%, 08/01/2006 ....................                   6,757,259
   6,185,000  New York City Series G,
              5.00%, 08/01/2006 ....................                   6,724,641
   6,525,000  Port of Seattle, Washington,
              AMT, 5.50%, 05/01/2007 ...............                   6,962,958
   2,000,000  Bexar County, Texas,
              5.00%, 06/15/2007 ....................                   2,218,480
   3,205,000  Carrollton, Texas Refunding
              & Improvement,
              5.00%, 08/15/2007 ....................                   3,563,704
   2,620,000  Jersey City, New Jersey Series A,
              6.00%, 10/01/2007 ....................                   3,056,073
   8,500,000  New York City Series B,
              5.25%, 08/01/2009 ....................                   9,450,555
   1,020,000  Indianapolis Local Public
              Improvement Bond Bank,
              Indiana Series B,
              5.00%, 02/01/2010 ....................                   1,098,530
   1,170,000  Austin, Texas Public
              Improvement,
              5.75%, 09/01/2010 ....................                   1,355,995
   1,190,000  Roanoke, Virginia,
              5.00%, 02/01/2011 ....................                   1,279,536
   2,300,000  Phoenix Arizona Series A,
              5.00%, 07/01/2011 ....................                   2,604,129
   6,250,000  New York City Series I,
              5.875%, 03/15/2013 ...................                   6,792,312
   2,105,000  Shelby County, Tennessee
              Public Improvement Series A,
              5.625%, 04/01/2014 ...................                   2,403,594
   1,400,000  Travis County, Texas,
              5.00%, 03/01/2015 ....................                   1,468,306
   2,900,000  Montgomery County, Maryland
              Public Improvement Series A,
              5.00%, 02/01/2016 ....................                   3,208,299
   1,000,000  Harris County, Texas Toll Road,
              5.125%, 08/15/2017 ...................                   1,053,780
   5,285,000  Horry County School District,
              South Carolina Series A,
              SCSDE, 5.375%, 03/01/2018 ............                   5,845,686
   2,290,000  Harris County, Texas
              Refunding, 5.375%, 10/01/2018
              (Note C, p. 80) ......................                   2,511,397
   2,665,000  Dyer Redevelopment Authority,
              Indiana Economic Development
              Lease, 6.55%, 07/15/2020 .............                   2,959,536
   6,735,000  Du Page County, Illinois Jail
              Project, 5.60%, 01/01/2021 ...........                   7,704,368


--------------------------------------------------------------------------------
62 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                 -------------------------------
                                                 DIVERSIFIED MUNICIPAL PORTFOLIO
                                                 PORTFOLIO OF INVESTMENTS
                                                 -------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$  1,920,000  Du Page County, Illinois
              Stormwater Project,
              5.60%, 01/01/2021 .................                   $  2,196,346
                                                                    ------------
              Total Local General Obligations
              (Cost $143,385,388) ...............                    151,839,008
                                                                    ------------
              Tax Lease-3.16%
   2,000,000  Virginia Public School
              Authority School Financing
              Series A, 5.00%, 08/01/2003 .......                      2,058,340
   3,715,000  Virginia Public School
              Authority Series A,
              5.50%, 08/01/2003 .................                      3,838,598
   5,710,000  Virginia College Building
              Authority, Educational
              Facilities Revenue, 21st
              Century College Program,
              5.00%, 02/01/2004 .................                      5,972,432
   8,125,000  Virginia College Building
              Authority, Educational
              Facilities Revenue, 21st
              Century College Program,
              5.75%, 02/01/2004 .................                      8,578,212
   3,380,000  Virginia Public School
              Authority Series A,
              5.50%, 08/01/2004 .................                      3,614,538
   3,340,000  Michigan State Building
              Authority Revenue Series I,
              6.50%, 10/01/2004 .................                      3,658,603
   1,315,000  New York State Urban
              Development Corp.,
              Correctional Facilities Series 5,
              6.00%, 01/01/2005 .................                      1,433,179
   1,680,000  Virginia College Building
              Authority, Educational
              Facilities Revenue, 21st
              Century College Program,
              5.875%, 02/01/2005 ................                      1,836,542
   1,430,000  New Jersey State Certificates
              of Participation Series A,
              6.40%, 04/01/2005 .................                      1,477,133
   2,000,000  New York State Dormitory
              Authority, State University
              Series A, 5.50%, 05/15/2005 .......                      2,183,440
   1,005,000  New York State Dormitory
              Authority, City University
              Series 2A,
              5.70%, 07/01/2005 .................                      1,106,907


--------------------------------------------------------------------------------
                                 ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 63

-------------------------------
DIVERSIFIED MUNICIPAL PORTFOLIO
       PORTFOLIO OF INVESTMENTS
-------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$  1,005,000  New York State Dormitory
              Authority, City University
              Series C, 5.70%, 07/01/2005 .......                    $ 1,106,907
   1,000,000  City University of New York
              Certificates of Participation,
              John Jay College,
              5.75%, 08/15/2005 .................                      1,105,710
   1,720,000  New York State Medical Care
              Facilities Financing
              Authority, Mental Health
              Services Series A,
              5.35%, 02/15/2006 .................                      1,830,252
   1,000,000  New York State Dormitory
              Authority, State University
              Series A, 6.50%, 05/15/2006 .......                      1,147,920
   1,000,000  New York State Dormitory
              Authority, City University
              Series A, 5.75%, 07/01/2007 .......                      1,142,580
   3,890,000  Philadelphia Hospitals &
              Higher Education Facilities
              Authority, Pennsylvania
              Revenue, 5.875%, 08/01/2007 .......                      4,020,276
   2,000,000  McLean County Public Building
              Commission, Illinois,
              7.25%, 11/01/2007 .................                      2,432,220
   4,045,000  Philadelphia Hospitals &
              Higher Education Facilities
              Authority, Pennsylvania
              Revenue, 6.20%, 08/01/2011 ........                      4,170,233
   1,115,000  District of Columbia
              Certificates of Participation,
              7.30%, 01/01/2013 .................                      1,144,403
   2,000,000  Walled Lake Consolidated
              School District, Michigan,
              5.75%, 05/01/2013 .................                      2,321,740
   1,280,000  New York State Dormitory
              Authority, City University
              Series A, 5.75%, 07/01/2013 .......                      1,520,832
   1,585,000  Virginia College Building
              Authority, Educational
              Facilities Revenue, Public
              Higher Education Series A,
              5.75%, 09/01/2013 .................                      1,843,799
   1,000,000  Sacramento City Finance
              Authority, California Lease
              Revenue Series B,
              5.40%, 11/01/2020 .................                      1,130,460
                                                                     -----------
              Total Tax Lease
              (Cost $56,913,601) ................                     60,675,256
                                                                     -----------


--------------------------------------------------------------------------------
64 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                 -------------------------------
                                                 DIVERSIFIED MUNICIPAL PORTFOLIO
                                                 PORTFOLIO OF INVESTMENTS
                                                 -------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

              Special Tax-6.75%
$ 10,600,000  Mississippi State Highway
              Revenue, Four Lane Highway
              Program Series 39,
              5.00%, 06/01/2003 .................                  $  10,845,072
   2,150,000  Illinois State Sales Tax
              Revenue, 5.75%, 06/15/2003 ........                      2,213,640
   9,315,000  New Mexico State Severance Tax,
              5.50%, 07/01/2003 .................                      9,589,606
   2,825,000  Municipal Assistance
              Corporation, New York Series E,
              6.00%, 07/01/2003 .................                      2,920,626
   1,570,000  Michigan State Comprehensive
              Transportation Revenue Series A,
              5.00%, 05/15/2004 .................                      1,654,309
   1,070,000  Las Vegas Special Improvement
              District Number 808-Summerlin
              Area, Nevada Local Improvement
              Bonds, 5.20%, 06/01/2004 ..........                      1,082,647
   1,265,000  New Mexico State Highway
              Commission, Commerce Tax
              Revenue Senior Subordinated
              Lien, 4.75%, 06/15/2004 ...........                      1,331,096
   2,640,000  Illinois State Sales Tax
              Revenue, 5.00%, 06/15/2004 ........                      2,784,857
   2,000,000  New Mexico State Severance Tax
              Series B, 5.00%, 07/01/2004 .......                      2,115,760
   6,100,000  Municipal Assistance
              Corporation, New York Series J,
              6.00%, 07/01/2004 .................                      6,561,953
   1,850,000  Chicago, Illinois Tax
              Increment, Allocation
              Subordinated Central Loop
              Redevelopment Series A,
              6.45%, 12/01/2004 .................                      1,972,082
   1,530,000  Heritage Isles Community
              Development District, Florida
              Special Assessment Revenue
              Series A, 5.75%, 05/01/2005 .......                      1,530,673
   1,670,000  Sampson Creek Community
              Development District, Florida
              Capital Improvement Revenue
              Series B, 6.30%, 05/01/2005 .......                      1,697,205
   1,190,000  Las Vegas Special Improvement
              District Number 808-Summerlin
              Area, Nevada Local Improvement
              Bonds, 5.375%, 06/01/2005 .........                      1,211,277
   9,730,000  Municipal Assistance
              Corporation, New York Series G,
              6.00%, 07/01/2005 .................                     10,819,176


--------------------------------------------------------------------------------
                                 ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 65

-------------------------------
DIVERSIFIED MUNICIPAL PORTFOLIO
       PORTFOLIO OF INVESTMENTS
-------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$  2,060,000  Chicago, Illinois Tax
              Increment, Allocation
              Subordinated Central Loop
              Redevelopment Series A,
              6.50%, 12/01/2005 ..................                  $  2,250,406
   3,350,000  Meadow Pointe III Community
              Development District, Florida
              Capital Improvement Revenue
              Series 2001-1,
              5.90%, 01/01/2006 ..................                     3,406,883
   1,040,000  Alabama State Public School &
              College Authority, Capital
              Improvement Pool Series A,
              5.00%, 02/01/2006 ..................                     1,134,318
   2,755,000  Harbour Lake Estates Community
              Development District, Florida
              Special Assessment,
              6.40%, 02/01/2006 ..................                     2,827,511
   2,015,000  Capital Region Community
              Development District, Florida
              Revenue Capital Improvement
              Series B, 5.95%, 05/01/2006 ........                     2,049,860
   1,500,000  Connecticut State Special Tax
              Obligation Revenue Series B,
              6.00%, 09/01/2006 ..................                     1,717,305
   3,100,000  Dove Mountain Resort Community
              Facilities District, Arizona
              Assessment Lien,
              6.00%, 12/01/2006 ..................                     3,140,610
   3,000,000  Vizcaya Community Development
              District, Florida Special
              Assessment,
              5.90%, 05/01/2007 ..................                     3,052,680
   3,600,000  University Place Community
              Development District, Florida
              Special Assessment Series B,
              6.10%, 05/01/2007 ..................                     3,648,456
   2,405,000  Fishhawk Community Development
              District, Florida Special
              Assessment,
              6.65%, 05/01/2007 ..................                     2,513,489
   1,375,000  Lake Powell Residential Golf
              Community Development
              District, Florida Special
              Assesment Revenue Series C,
              6.70%, 05/01/2007 ..................                     1,415,714
   1,335,000  Fayetteville Sales & Use Tax
              Capital Improvement, Arkansas,
              3.20%, 06/01/2007 ..................                     1,346,268


--------------------------------------------------------------------------------
66 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                 -------------------------------
                                                 DIVERSIFIED MUNICIPAL PORTFOLIO
                                                 PORTFOLIO OF INVESTMENTS
                                                 -------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$  1,035,000  Las Vegas Special Improvement
              District Number 808-Summerlin
              Area, Nevada Local Improvement
              Bonds, 5.50%, 06/01/2007 ...........                  $  1,057,925
   1,095,000  Connecticut State Special Tax
              Obligation Revenue Series A,
              5.25%, 09/01/2007 ..................                     1,238,193
   1,550,000  Reunion East Community
              Development District, Florida
              Special Assessment Series B,
              5.90%, 11/01/2007 ..................                     1,557,316
   2,075,000  Stoneybrook Community
              Development District, Florida
              Capital Improvement Revenue,
              Series B, 5.70%, 05/01/2008 ........                     2,125,589
   3,820,000  Narcoossee Community
              Development District, Florida
              Special Assessment Series B,
              5.75%, 05/01/2008 ..................                     3,808,998
     430,000  River Ridge Community
              Development District, Florida
              Capital Improvement Revenue,
              5.75%, 05/01/2008 ..................                       441,094
   1,085,000  Waterchase Community
              Development District, Florida
              Capital Improvement Revenue,
              Series B, 5.90%, 05/01/2008 ........                     1,106,071
   3,000,000  Bonita Springs, Vasari
              Community Development
              District, Florida Revenue,
              Capital Improvement Series B,
              6.20%, 05/01/2009 ..................                     3,074,550
   1,500,000  Greyhawk Landing Community
              Development District, Florida
              Special Assessment Revenue
              Series B, 6.25%, 05/01/2009 ........                     1,529,820
   1,280,000  Saddlebrook Community
              Developement District, Florida
              Special Assessment Series B,
              6.25%, 05/01/2009 ..................                     1,315,277
   1,150,000  Illinois State Sales Tax
              Revenue Series U,
              5.00%, 06/15/2009 ..................                     1,215,389
   1,000,000  Connecticut State Special Tax
              Obligation Series B,
              6.15%, 09/01/2009 ..................                     1,197,340
   3,050,000  Harbor Bay Community
              Development District, Florida
              Capital Improvement Revenue,
              Series B, 6.35%, 05/01/2010 ........                     3,130,856


--------------------------------------------------------------------------------
                                 ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 67

-------------------------------
DIVERSIFIED MUNICIPAL PORTFOLIO
       PORTFOLIO OF INVESTMENTS
-------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$  1,435,000  Lakewood Ranch Community
              Development District 5,
              Florida Special Assessment
              Revenue Series B,
              6.00%, 05/01/2011 ................                    $  1,474,089
   2,000,000  Bonnet Creek Resort Community
              Development District, Florida
              Special Assessment,
              7.125%, 05/01/2012 ...............                       2,047,160
   3,000,000  Miromar Lakes Community
              Development District, Florida
              Capital Improvement Revenue
              Series B, 7.25%, 05/01/2012 ......                       3,224,730
   3,225,000  Illinois State Sales Tax
              Revenue Series Q,
              6.00%, 06/15/2012 ................                       3,839,233
   3,530,000  Hot Springs, Arkansas
              Sales & Use Tax,
              Refunding & Improvement,
              4.125%, 07/01/2012 ...............                       3,643,031
   1,525,000  Dyer Redevelopment Authority,
              Indiana Economic Development
              Lease, 6.875%, 07/15/2014 ........                       1,744,890
   3,695,000  Beacon Tradeport Community
              Development District, Florida
              Industrial Project Series B,
              7.125%, 05/01/2022 ...............                       3,809,286
                                                                    ------------

              Total Special Tax
              (Cost $124,464,107) ..............                     129,414,316
                                                                    ------------
              Miscellaneous Tax-0.33%
   5,325,000  Indianapolis Local Public
              Improvement Bond Bank, Indiana
              Series B, 6.00%, 01/10/2013 ......                       6,319,071
                                                                    ------------

              Total Miscellaneous Tax
              (Cost $5,229,359) ................                       6,319,071
                                                                    ------------
              Total Tax Supported
              (Cost $508,323,109) ..............                     536,517,774
                                                                    ------------
              Revenue-20.20%
              Airport Revenue-0.40%
   4,130,000  Clark County, Nevada Passenger
              Facility Charge Revenue, Las
              Vegas McCarran International
              Airport Series A,
              5.875%, 07/01/2004 ...............                       4,227,757


--------------------------------------------------------------------------------
68 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                 -------------------------------
                                                 DIVERSIFIED MUNICIPAL PORTFOLIO
                                                 PORTFOLIO OF INVESTMENTS
                                                 -------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$  1,500,000  Denver City & County, Colorado
              Airport Revenue Series B, AMT,
              7.25%, 11/15/2005 .................                    $ 1,538,790
     800,000  Denver City & County, Colorado
              Airport Revenue Series A, AMT,
              7.50%, 11/15/2006 .................                        894,984
   1,000,000  Massachusetts Port Authority
              Revenue Series B, AMT,
              5.00%, 07/01/2013 .................                      1,023,860
                                                                     -----------

              Total Airport Revenue
              (Cost $7,496,424) .................                      7,685,391
                                                                     -----------

              Electric Revenue-4.58%
  18,775,000  Seattle, Washington Municipal
              Light & Power Revenue,
              4.50%, 03/28/2003 .................                     19,042,168
   3,045,000  Pittsylvania County Industrial
              Development Authority,
              Virginia Revenue Series A, AMT,
              7.30%, 01/01/2004 .................                      3,114,913
   3,610,000  San Antonio, Texas Electric &
              Gas Revenue Refunding Series A,
              5.00%, 02/01/2004 .................                      3,771,511
   1,900,000  San Antonio, Texas Electric &
              Gas Revenue Refunding Systems,
              5.00%, 02/01/2004 .................                      1,985,006
   2,000,000  Omaha Public Power District,
              Nebraska Electric Revenue
              Series A, 5.25%, 02/01/2004 .......                      2,098,460
   1,470,000  Energy Northwest Washington
              Wind Project Revenue Series A,
              4.00%, 07/01/2004 .................                      1,490,742
   9,600,000  Salt River Agricultural
              Improvement and Power
              District, Arizona Electric
              Systems Revenue, Refunding
              Salt River Project Series A,
              5.00%, 01/01/2005 .................                     10,281,312
   5,000,000  North Carolina Eastern
              Municipal Power Agency, Power
              System Revenue Series B,
              6.00%, 01/01/2005 .................                      5,146,000
   1,530,000  Energy Northwest Washington
              Wind Project Revenue Series A,
              4.30%, 07/01/2005 .................                      1,567,745
   1,000,000  Seattle, Washington Municipal
              Light & Power Revenue,
              5.10%, 11/01/2005 .................                      1,052,670


--------------------------------------------------------------------------------
                                 ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 69

-------------------------------
DIVERSIFIED MUNICIPAL PORTFOLIO
       PORTFOLIO OF INVESTMENTS
-------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$  6,550,000  Salt River Agricultural
              Improvement and Power
              District, Arizona Power
              Distribution Electric Systems
              Revenue, Refunding Salt River
              Project Series A,
              5.25%, 01/01/2006 ........................             $ 7,187,118
   3,500,000  Washington Public Power Supply
              System Revenue, Nuclear
              Project No. 3 Series B,
              5.60%, 07/01/2007 ........................               3,937,360
   1,000,000  San Antonio, Texas Electric &
              Gas, Power System Revenue,
              5.25%, 02/01/2008 ........................               1,118,860
   3,745,000  North Carolina Eastern
              Municipal Power Agency, Power
              System Revenue Series B,
              6.125%, 01/01/2009 .......................               4,198,182
   3,500,000  Pittsylvania County, Virginia
              Industrial Development
              Authority Revenue, Exempt
              Facility Series B,
              7.65%, 01/01/2010 ........................               3,764,635
   2,395,000  Seattle, Washington Municipal
              Light & Power Revenue,
              5.625%, 12/01/2012 .......................               2,758,968
     630,000  North Carolina Eastern
              Municipal Power Agency, Power
              System Revenue Series D,
              6.45%, 01/01/2014 ........................                 716,436
   2,345,000  Seattle, Washington Municipal
              Light & Power Revenue,
              5.625%, 12/01/2014 .......................               2,669,220
   1,850,000  Seattle, Washington Municipal
              Light & Power Revenue,
              5.625%, 12/01/2016 .......................               2,068,393
   1,880,000  North Carolina Eastern
              Municipal Power Agency, Power
              System Revenue Series B,
              5.70%, 01/01/2017 ........................               2,007,126
   2,500,000  San Antonio, Texas Electric &
              Gas, Power System Revenue,
              5.375%, 02/01/2020 .......................               2,706,550
   4,815,000  Orlando Utilities Commission,
              Florida Water & Electric
              Revenue, 5.25%, 10/01/2020 ...............               5,242,476
                                                                     -----------

              Total Electric Revenue
              (Cost $84,597,032) .......................              87,925,851
                                                                     -----------


--------------------------------------------------------------------------------
70 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                 -------------------------------
                                                 DIVERSIFIED MUNICIPAL PORTFOLIO
                                                 PORTFOLIO OF INVESTMENTS
                                                 -------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

              Health Care Revenue: 1.35%
$  1,000,000  Iowa Finance Authority
              Hospital Facility Revenue,
              Iowa Health System,
              6.25%, 02/15/2004 ..........................          $  1,053,090
   2,100,000  Clackamas County Hospital
              Facility Authority, Oregon
              Revenue Refunding Legacy
              Health Systems,
              5.00%, 05/01/2005 ..........................             2,243,808
   1,200,000  Oklahoma Development Finance
              Authority Revenue, Hillcrest
              Healthcare System Series A,
              4.70%, 08/15/2005 (Note D, p. 80) ..........             1,063,164
   1,670,000  Connecticut State Health &
              Educational Facility Authority
              Revenue, Hospital for Special
              Care Issue B,
              5.125%, 07/01/2007 .........................             1,762,167
   1,000,000  Oklahoma Development Finance
              Authority Revenue, Hillcrest
              Healthcare System Series A,
              5.00%, 08/15/2009 (Note D, p. 80) ..........               812,940
   2,750,000  Cuyahoga County, Ohio Hospital
              Facilities Revenue, Canton
              Incorporated Project,
              6.75%, 01/01/2010 ..........................             3,099,690
   3,395,000  Kentucky Economic Development
              Finance Authority Revenue,
              Norton Healthcare Incorporated
              Series A, 6.125%, 10/01/2010 ...............             3,695,458
   3,215,000  Chattanooga Health,
              Educational & Housing Facility
              Board, Tennessee Revenue,
              Catholic Health Initiatives
              Series A, 5.375%, 12/01/2011 ...............             3,487,986
   1,240,000  Kentucky Economic Development
              Finance Authority Revenue,
              Catholic Health Initiatives
              Series A, 5.375%, 12/01/2011 ...............             1,346,615
   2,240,000  Oklahoma Development Finance
              Authority Revenue, Hillcrest
              Healthcare System Series A,
              5.75%, 08/15/2013 (Note D, p. 80) ..........             1,840,138
   1,275,000  Chester County, Pennsylvania
              Health & Education Facilities
              Authority Hospital Revenue,
              Chester County Hospital Series A,
              6.75%, 07/01/2021 ..........................             1,280,240


--------------------------------------------------------------------------------
                                 ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 71

-------------------------------
DIVERSIFIED MUNICIPAL PORTFOLIO
       PORTFOLIO OF INVESTMENTS
-------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$    800,000  Massachusetts Health &
              Educational Facilities
              Authority Revenue, Healthcare
              Systems Covenant Health,
              6.00%, 07/01/2022 ........................             $   844,168
   3,000,000  Allegheny County Hospital
              Development Authority,
              Pennsylvania Revenue, West
              Pennsylvania Health System
              Series B, 9.25%, 11/15/2022 ..............               3,301,200
                                                                     -----------

              Total Health Care Revenue
              (Cost $24,479,797) .......................              25,830,664
                                                                     -----------
              Higher Education Revenue-1.00%
   2,590,000  Pennsylvania State University
              Revenue, 5.00%, 08/15/2005 ...............               2,818,982
   1,415,000  Virginia Polytechnic Institute
              & State University Revenue
              Series A, 5.25%, 06/01/2008 ..............               1,563,476
   1,125,000  Vermont Educational & Health
              Buildings Financing Agency
              Revenue, Norwich University
              Project, 5.50%, 07/01/2018 ...............               1,172,610
   1,230,000  University of Texas University
              Revenues, Financing Systems
              Series B, 5.375%, 08/15/2019 .............               1,341,709
   2,820,000  Massachusetts Health &
              Educational Facilities
              Authority Revenue, Harvard
              University Series N,
              6.25%, 04/01/2020 ........................               3,551,395
   1,100,000  Indiana State Educational
              Facilities Authority Revenue,
              DePauw University Project,
              1.60%, 07/01/2032 ........................               1,100,000
   1,840,000  Milledgeville-Baldwin County
              Development Authority, Georgia
              Student Housing Revenue,
              Georgia College & State
              University Foundation,
              4.00%, 09/01/2032 ........................               1,898,125
   5,750,000  Connecticut State Health &
              Educational Facilities
              Authority Revenue, Yale
              University Series V-1,
              1.55%, 07/01/2036 ........................               5,750,000
                                                                     -----------

              Total Higher Education Revenue
              (Cost $18,121,428) .......................              19,196,297
                                                                     -----------


--------------------------------------------------------------------------------
72 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                 -------------------------------
                                                 DIVERSIFIED MUNICIPAL PORTFOLIO
                                                 PORTFOLIO OF INVESTMENTS
                                                 -------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

              Tobacco Revenue-2.51%
$  8,000,000  Tobacco Settlement Revenue
              Management Authority, South
              Carolina Tobacco Settlement
              Asset-Backed Bonds Series B,
              6.00%, 05/15/2022 .........................            $ 8,098,400
   6,175,000  Northern Tobacco
              Securitization Corp., Alaska
              Tobacco Settlement
              Asset-Backed Bonds,
              6.20%, 06/01/2022 .........................              6,384,827
  13,020,000  Tobacco Settlement Financing
              Corp., Rhode Island Tobacco
              Asset-Backed Bonds Series A,
              6.00%, 06/01/2023 .........................             13,142,258
   1,880,000  District of Columbia Tobacco
              Settlement Financing Corp.,
              Tobacco Settlement
              Asset-Backed Bonds,
              6.25%, 05/15/2024 .........................              1,911,960
  18,610,000  Badger Tobacco Asset
              Securitization Corp.,
              Wisconsin Tobacco Settlement
              Asset-Backed Bonds,
              6.125%, 06/01/2027 ........................             18,668,621
                                                                     -----------

              Total Tobacco Revenue
              (Cost $46,951,627) ........................             48,206,066
                                                                     -----------
              Toll Revenue-1.12%
   1,000,000  Triborough Bridge & Tunnel
              Authority, New York, Toll
              Revenue Series A,
              5.00%, 01/01/2012 .........................              1,009,050
  19,485,000  Triborough Bridge & Tunnel
              Authority, New York, Toll
              Revenue Series B,
              5.00%, 11/15/2020
              (Note C, p. 80) ...........................             20,511,665
                                                                     -----------

              Total Toll Revenue
              (Cost $21,406,666) ........................             21,520,715
                                                                     -----------
              Water/Sewer Revenue-2.40%
   2,500,000  Abilene, Texas Waterworks &
              Sewer Systems Certificates
              Obligation B, 4.60%, 02/15/2009 ...........              2,500,400


--------------------------------------------------------------------------------
                                 ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 73

-------------------------------
DIVERSIFIED MUNICIPAL PORTFOLIO
       PORTFOLIO OF INVESTMENTS
-------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$  2,230,000  Texas State Water Development
              Board Revenue, Revolving
              Senior Lien Series A,
              5.50%, 07/15/2010 .........................            $ 2,423,720
   1,130,000  Michigan Municipal Bond
              Authority Revenue, Clean Water
              Revolving Fund, 5.625%, 10/01/2011 ........              1,330,553
   1,525,000  Arizona Water Infrastructure
              Finance Authority Revenue,
              Water Quality Series A,
              5.75%, 10/01/2011 .........................              1,780,239
   3,620,000  Dallas, Texas Waterworks &
              Sewer System Revenue,
              5.00%, 10/01/2013 .........................              3,926,252
      55,000  Massachusetts Water Pollution
              Abatement Trust Series B,
              5.25%, 08/01/2014 .........................                 63,676
   3,745,000  Michigan Municipal Bond
              Authority Revenue, Clean Water
              Revolving Fund, 5.75%, 10/01/2014 .........              4,439,098
   3,460,000  Massachusetts Water Pollution
              Abatement Trust, New Bedford
              Program Series A,
              5.125%, 02/01/2016 ........................              3,726,593
   3,325,000  Ohio State Water Development
              Authority Pollution Control
              Revenue, 5.25%, 06/01/2017 ................              3,694,607
   6,850,000  Ohio State Water Development
              Authority Pollution Control
              Revenue, 5.25%, 12/01/2017 ................              7,611,446
   3,460,000  Michigan Municipal Bond
              Authority Revenue, Drinking
              Water Revolving Fund,
              5.25%, 10/01/2018 .........................              3,816,414
   1,040,000  Tampa, Florida Water & Sewer
              Revenue Refunding Series A,
              5.25%, 10/01/2018 .........................              1,145,508
   4,500,000  Michigan Municipal Bond
              Authority Revenue, Clean Water
              State Revolving Fund,
              5.25%, 10/01/2019 .........................              4,924,710
   4,325,000  Michigan Municipal Bond
              Authority Revenue, Clean Water
              State Revolving Fund,
              5.375%, 10/01/2021 ........................              4,706,811
                                                                     -----------

              Total Water/Sewer Revenue
              (Cost $43,072,236) ........................             46,090,027
                                                                     -----------


--------------------------------------------------------------------------------
74 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                 -------------------------------
                                                 DIVERSIFIED MUNICIPAL PORTFOLIO
                                                 PORTFOLIO OF INVESTMENTS
                                                 -------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

              Miscellaneous Revenue-1.87%
$  1,900,000  East Chicago, Indiana Bond
              Anticipation Notes,
              5.00%, 01/01/2003 .........................            $ 1,904,085
     583,427  Municipal Tax-Exempt Trust,
              Certificate Class A-3, MBIA,
              3.85%, 04/07/2003 .........................                587,354
   2,451,213  Koch Fixed-Rate Trust, Various
              States Class A1,
              4.70%, 10/06/2003 .........................              2,498,840
   4,385,000  Broward County, Florida
              Resource Recovery Revenue,
              Wheelabrator Florida Series A,
              5.00%, 12/01/2003 .........................              4,524,881
  10,635,000  Broward County, Florida
              Resource Recovery Revenue,
              Wheelabrator Florida Series A,
              5.00%, 12/01/2004 .........................             11,163,028
   2,420,000  New York Convention Center
              Operating Corp., New York
              Certificates of Participation,
              Yale Building Acquisition
              Project, 6.50%, 12/01/2004 ................              2,468,400
   1,700,000  Mashantucket Western Pequot
              Tribe, Connecticut Special
              Revenue, Sub 144A Series B,
              5.55%, 09/01/2008 .........................              1,874,080
   4,000,000  Michigan Municipal Bond
              Authority Revenue, Public
              School Detroit Academy A,
              7.50%, 10/01/2012 .........................              4,224,600
   1,780,000  Chicago, Illinois Park
              District Harbor Facilities
              Revenue, 5.875%, 01/01/2013 ...............              2,059,674
   1,920,000  Chicago, Illinois Park
              District Harbor Facilities
              Revenue, 5.875%, 01/01/2014 ...............              2,190,835
   2,035,000  Chicago, Illinois Park
              District Harbor Facilities
              Revenue, 5.875%, 01/01/2015 ...............              2,306,693
                                                                     -----------

              Total Miscellaneous Revenue
              (Cost $34,342,024) ........................             35,802,470
                                                                     -----------
              Industrial Development/
              Pollution Control Revenue-4.97%
   4,800,000  Angelina & Neches River
              Authority Industrial
              Development Corp., Texas Solid
              Waste Revenue Series B,
              2.10%, 05/01/2014 .........................              4,800,000


--------------------------------------------------------------------------------
                                 ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 75

-------------------------------
DIVERSIFIED MUNICIPAL PORTFOLIO
       PORTFOLIO OF INVESTMENTS
-------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$  5,800,000  Gulf Coast Waste Disposal
              Authority, Texas Amoco Oil
              Co., Project, 2.15%, 07/01/2027 ............          $  5,800,000
   6,100,000  Springfield Airport Authority,
              Illinois Garrett Aviation
              Services Project,
              4.40%, 02/01/2008 ..........................             6,480,274
   4,280,000  Midland County, Michigan
              Economic Development
              Sublimited Obligation Series A,
              AMT, 6.875%, 07/23/2009 ....................             4,357,168
   1,320,000  Memphis Shelby County Airport
              Authority, Tennessee Special
              Facilities Revenue, Federal
              Express Corp., 5.05%, 09/01/2012 ...........             1,405,734
   4,300,000  New Jersey Economic
              Development Authority, Exempt
              Facilities Revenue, Waste
              Management Inc. Project,
              4.00%, 11/01/2013 ..........................             4,325,456
   3,950,000  Morehouse Parish, Louisiana
              Pollution Control Revenue,
              Refunding International Paper
              Co. Project Series A,
              5.70%, 04/01/2014 ..........................             4,232,386
   2,070,000  North Carolina Capital
              Facilities Finance Agency,
              Exempt Facilities Revenue,
              Waste Management of Carolinas
              Project, 4.00%, 08/01/2014 .................             2,071,842
   4,345,000  Dickinson County Economic
              Development Corp., Michigan
              Environmental Improvement
              Revenue, International Paper
              Co. Project Series A,
              5.75%, 06/01/2016 ..........................             4,568,159
   1,575,000  Fairfield Industrial
              Development Board, Alabama
              Environmental Improvement
              Revenue, USX Project,
              5.40%, 11/01/2016 ..........................             1,701,520
   3,500,000  South Carolina Jobs Economic
              Development Authority Revenue,
              Waste Management Inc. Project,
              4.10%, 11/01/2016 ..........................             3,517,220
   7,365,000  Utah County, Utah
              Environmental Improvement
              Revenue, Marathon Oil Project,
              5.05%, 11/01/2017 ..........................             7,799,020


--------------------------------------------------------------------------------
76 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                 -------------------------------
                                                 DIVERSIFIED MUNICIPAL PORTFOLIO
                                                 PORTFOLIO OF INVESTMENTS
                                                 -------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$  3,700,000  New Hampshire State Business
              Finance Authority Pollution
              Control Revenue, Public
              Service Co. Series D,
              6.00%, 05/01/2021 ........................            $  3,819,436
   1,000,000  Louisiana Local Government
              Environmental Facilities,
              Community Developement
              Authority Revenue, Air Cargo,
              6.65%, 01/01/2025 ........................               1,024,480
   2,600,000  Trinity River Authority, Texas
              Pollution Control Revenue,
              Refunding TXU Electric Company
              Project, 4.90%, 05/01/2028 ...............               2,621,320
   9,000,000  Pope County, Arkansas Revenue,
              Refunding Entergy Arkansas Inc.
              Project, 5.05%, 09/01/2028 ...............               9,148,050
  10,540,000  Matagorda County Navigation
              District No. 1, Texas
              Pollution Control Revenue,
              Refunding Central Power
              & Light Series A,
              3.75%, 05/01/2030 ........................              10,630,855
   4,960,000  Brazos River Authority, Texas
              Pollution Control Revenue, TXU
              Electric Co. Project Series A,
              4.95%, 10/01/2030 ........................               5,068,922
   5,065,000  Brazos River Authority, Texas
              Pollution Control Revenue, TXU
              Electric Co. Project Series D,
              4.25%, 05/01/2033 ........................               5,107,394
   2,430,000  Ohio State Water Development
              Authority Pollution Control
              Facilities Revenue, Refunding
              Edison Co. Series B, AMT,
              4.40%, 06/01/2033 ........................               2,442,174
   4,415,000  Washoe County, Nevada Water
              Facility Revenue, Variable
              Refunding Amount Sierra
              Pacific Power Company,
              5.75%, 03/01/2036 ........................               4,318,576
                                                                    ------------

              Total Industrial Development/
              Pollution Control
              Revenue (Cost $92,815,845) ...............              95,239,986
                                                                    ------------

              Total Revenue (Cost $373,283,079) ........             387,497,467
                                                                    ------------


--------------------------------------------------------------------------------
                                 ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 77

-------------------------------
DIVERSIFIED MUNICIPAL PORTFOLIO
       PORTFOLIO OF INVESTMENTS
-------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

              Asset-Backed Securities-1.63%
              Housing-1.63%
$  2,500,000  Vermont Housing Finance Agency
              Single-Family Revenue Series 15C,
              AMT, 4.00%, 03/01/2004 ................               $  2,568,125
   5,765,000  Rhode Island Housing &
              Mortgage Finance Corp.
              Homeownership Opportunity Note
              Series 39C, 4.00%, 03/24/2005 .........                  5,962,855
   1,630,000  West Virginia Housing
              Development Fund Series D,
              AMT, 3.25%, 11/01/2015 ................                  1,648,028
   2,150,000  Maricopa County Industrial
              Development Authority, Arizona
              Multifamily Housing Revenue,
              Steeplechase Apartments
              Project Series B, AMT,
              6.25%, 12/01/2020 .....................                  2,217,058
   2,195,000  Sedgwick & Shawnee Counties,
              Kansas, Single-Family Revenue,
              GNMA Mortgage-Backed
              Securities Program Series A-1,
              AMT, 6.50%, 12/01/2022 ................                  2,394,174
   1,525,000  Jefferson Parish, Louisiana
              Home Mortgage Revenue, FNMA &
              GNMA Mortgage-Backed
              Securities Series C-1, AMT,
              5.40%, 12/01/2024 .....................                  1,547,372
   2,325,000  Muni Mae Trust,
              Certificate Class A-5, FHLMC,
              4.80%, 07/14/2026 .....................                  2,467,360
   1,575,000  District of Columbia Housing
              Finance Agency, Single-Family
              FNMA & GNMA Mortgage Revenue
              Series A, AMT, 6.25%, 12/01/2028 ......                  1,582,576
     695,000  Oklahoma Housing Finance
              Agency, Single-Family
              Redevelopment, Mortgage
              Homeownership Loan Series B-2,
              AMT, 6.55%, 03/01/2029 ................                    713,876
   1,670,000  Missouri State Housing
              Development Commission, FNMA &
              GNMA Mortgage Revenue, Single-
              Family Series B-2, AMT,
              6.40%, 09/01/2029 .....................                  1,783,493
     770,000  Chicago, Illinois Single-Family
              Mortgage Revenue Series A, FNMA,
              GNMA, 6.35%, 10/01/2030 ...............                    842,403
     955,000  Wyoming Community Development
              Authority, Housing Revenue
              Series 1, AMT, 6.20%, 12/01/2030 ......                  1,017,209


--------------------------------------------------------------------------------
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

                                                 -------------------------------
                                                 DIVERSIFIED MUNICIPAL PORTFOLIO
                                                 PORTFOLIO OF INVESTMENTS
                                                 -------------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$  2,925,000  Multifamily Housing Revenue
              Bond Passthrough Certificates,
              Kansas Beneficial Ownership
              Series 2000-6, 5.95%, 11/01/2033 ......            $    3,014,417
   3,465,000  Multifamily Housing Revenue
              Bond Passthrough Certificates,
              Washington Beneficial
              Ownership Series 2000-7,
              6.00%, 11/01/2033 .....................                 3,568,222
                                                                 --------------

              Total Housing (Cost $30,755,902) ......                31,327,168
                                                                 --------------

              Total Asset-Backed Securities
              (Cost $30,755,902) ....................                31,327,168
                                                                 --------------

              Investment Summary
              Total Investments-100.69%
              (Cost $1,826,794,785)
              (Note E, below) .......................            $1,931,517,565
              Cash and Other Assets,
              Less Liabilities-(0.69%) ..............               (13,220,625)
                                                                 --------------

              Net Assets-100.00% ....................            $1,918,296,940
                                                                 ==============

              Short Futures Contract

                                                                     Unrealized
Contracts     Description                       Value              Depreciation
--------------------------------------------------------------------------------

379           Interest Rate
              Swap 10 Yr. Future
              December 2002 ............     $42,909,906         $   (1,199,829)
                                                                 --------------

              Total Short Futures
              Contract .................                         $   (1,199,829)
                                                                 --------------


--------------------------------------------------------------------------------
                                 ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 79

-------------------------------
DIVERSIFIED MUNICIPAL PORTFOLIO
       PORTFOLIO OF INVESTMENTS
-------------------------------


(a)   Explanation of abbreviations:

      Insured-bond abbreviations:

      ACA-ACA Financial Guaranty Corporation

      AMBAC-AMBAC Indemnity Corporation

      ARCS-Auction Rate Certificate

      FGIC-Financial Guaranty Insurance Company

      FHLMC-Federal Home Loan Mortgage Corporation

      FSA-Financial Security Assurance, Inc.

      MBIA-Municipal Bond Investors Assurance Corporation

      PSF Guaranteed-(Texas) Permanent School Funds

      Radian-Radian Group Inc.

      Other abbreviations:

      AMT-Subject to Alternative Minimum Tax

      CPI-Consumer Price Index

      FHA-Federal Housing Administration

      FNMA-Federal National Mortgage Association

      GNMA-Government National Mortgage Association

(b) Represents entire or partial position segregated as collateral for initial margin requirement on open futures contracts.

(c)   When-issued security.

(d)   Illiquid security, see Note 1A, p. 119

(e) At September 30, 2002, the cost basis of investment securities owned was substantially identical for both book and tax. Gross unrealized appreciation of investments was $105,362,301 and gross unrealized depreciation of investments was $639,521, resulting in net unrealized appreciation of $104,722,780.


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

                                                 -------------------------------
                                                 DIVERSIFIED MUNICIPAL PORTFOLIO
                                                 PORTFOLIO OF INVESTMENTS
                                                 -------------------------------

(f)   Allocation of Portfolio net assets at September 30, 2002:

      Alabama                                                       0.50%
      Alaska                                                        1.31
      Arizona                                                       2.11
      Arkansas                                                      0.74
      California                                                    0.38
      Colorado                                                      1.99
      Connecticut                                                   3.46
      Delaware                                                      0.43
      Florida                                                       7.55
      Georgia                                                       2.67
      Hawaii                                                        1.84
      Illinois                                                      7.18
      Indiana                                                       1.19
      Iowa                                                          0.06
      Kansas                                                        0.41
      Kentucky                                                      1.81
      Louisiana                                                     0.60
      Maryland                                                      1.51
      Massachusetts                                                 4.03
      Michigan                                                      3.91
      Minnesota                                                     0.33
      Mississippi                                                   0.57
      Missouri                                                      0.71
      Nebraska                                                      0.44
      Nevada                                                        1.95
      New Hampshire                                                 0.96
      New Jersey                                                    2.80
      New Mexico                                                    0.75
      New York                                                      9.15
      North Carolina                                                1.83
      Ohio                                                          3.25
      Oklahoma                                                      0.48
      Oregon                                                        0.25
      Pennsylvania                                                  2.92
      Rhode Island                                                  1.90
      South Carolina                                                1.86
      Tennessee                                                     0.75
      Texas                                                         9.87
      Utah                                                          0.82
      Vermont                                                       0.20
      Virginia                                                      3.12
      Washington                                                    6.24
      West Virgnia                                                  0.09
      Wisconsin                                                     1.87
      Wyoming                                                       0.64
      District of Columbia                                          2.91
      Tax-Exempt Private Municipal Trust                            0.35
      Cash and Other Assets, Less Liabilities                      (0.69)
      Total                                                       100.00%

See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                 ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 81

----------------------------
NEW YORK MUNICIPAL PORTFOLIO
    PORTFOLIO OF INVESTMENTS
----------------------------

NEW YORK MUNICIPAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
September 30, 2002

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

              Tax-Exempt Variable-Rate Demand Notes: 6.23%
$ 21,000,000  Rockland County, New York
              Revenue Anticipation Notes,
              3.00%, 04/09/2003 ............................       $  21,172,830
   4,930,000  Suffolk County, New York Tax
              Anticipation Notes,
              2.50%, 09/09/2003
              (Note B, p. 109) .............................           4,975,750
   1,000,000  New York City Series B
              Subseries B-6,
              2.05%, 08/15/2005 ............................           1,000,000
   5,050,000  Port Authority of New York &
              New Jersey, Special Obligation
              Revenue Versatile Structure
              Obligation Series 2,
              1.95%, 05/01/2019 ............................           5,050,000
   2,600,000  New York City Municipal Water
              Finance Authority, New York
              Water & Sewer Systems Revenue
              Series 93-C, 1.95%, 06/15/2022 ...............           2,600,000
   3,300,000  New York City Municipal Water
              Finance Authority, New York
              Water & Sewer System Revenue
              Series C, 1.95%, 06/15/2023 ..................           3,300,000
   2,500,000  Port Authority of New York &
              New Jersey, Special Obligation
              Revenue Versatile Structure
              Obligation Series 5,
              2.00%, 08/01/2024 ............................           2,500,000
   7,750,000  New York State Energy Research
              & Development Authority,
              Pollution Control Revenue,
              Niagara Mohawk Power Co.
              Project Series A,
              2.00%, 12/01/2026 ............................           7,750,000
   2,350,000  New York State Energy Research
              & Development Authority,
              Pollution Control Revenue,
              Refunding New York State
              Electric & Gas Series D,
              Remarketed 03/04/1998,
              1.95%, 10/01/2029 ............................           2,350,000
   5,100,000  New York City Transitional
              Finance Authority, New York
              Future Tax Secured Series B,
              2.00%, 02/01/2031 ............................           5,100,000


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                                                    ----------------------------
                                                    NEW YORK MUNICIPAL PORTFOLIO
                                                    PORTFOLIO OF INVESTMENTS
                                                    ----------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$  7,740,000  Long Island Power Authority,
              New York Electric Systems
              Subordinated Series
              2-Subseries 2B,
              1.95%, 05/01/2033 ..........................           $ 7,740,000
                                                                     -----------

              Total Tax-Exempt Variable-Rate
              Demand Notes (Cost $63,445,699) ............            63,538,580
                                                                     -----------

              PreRefunded/Escrowed-6.06%
   1,600,000  New York City Series B, AMBAC,
              8.25%, 06/01/2017
              Prerefunded 06/01/2001 @ 101.50 ............             1,629,632
   1,955,000  New York State Power
              Authority, Revenue Series CC,
              5.00%, 01/01/2014
              Prerefunded 01/01/2003 @ 102 ...............             2,011,519
   5,490,000  New York State Power
              Authority, Revenue Series CC,
              5.00%, 01/01/2009
              Prerefunded 01/01/2003 @ 102 ...............             5,648,716
  11,715,000  New York City Health &
              Hospital Corp. Series A,
              6.30%, 02/15/2020
              Prerefunded 02/15/2003 @ 102 ...............            12,161,459
     965,000  New York State Medical Care
              Facilities Finance Agency,
              Hospital & Nursing Home
              Insured Mortgage, FHA,
              6.35%, 02/15/2012
              Prerefunded 02/15/2003 @ 102 ...............               996,729
   5,605,000  New York State Dormitory
              Authority Revenue, State
              University Educational
              Facilities Series A,
              6.375%, 05/15/2014
              Prerefunded 05/15/2003 @102 ................             5,890,238
   5,020,000  New York City Transitional
              Finance Authority, Revenue,
              Future Tax Secured Series C,
              5.00%, 02/01/2004
              Escrowed to Maturity .......................             5,260,207
     435,000  New York State Medical Care
              Facilities Finance Agency,
              Hospital & Nursing Home
              Insured Mortgage, FHA,
              6.125%, 02/15/2014
              Prerefunded 02/15/2004 @ 102 ...............               445,905


--------------------------------------------------------------------------------
                                 ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 83

----------------------------
NEW YORK MUNICIPAL PORTFOLIO
    PORTFOLIO OF INVESTMENTS
----------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$  1,140,000  New York State Environmental
              Facilities Corp., Pollution
              Control Revenue, State Water
              Revolving Fund Series E,
              6.70%, 06/15/2010
              Prerefunded 06/15/2004 @ 101.50 ............          $  1,258,845
   1,050,000  New York State Medical Care
              Facilities Finance Authority,
              Mental Health Services, MBIA,
              6.15%, 02/15/2015
              Prerefunded 08/15/2004 @ 102 ...............             1,163,054
   2,800,000  New York State Thruway
              Authority, General Revenue
              Series C, 5.75%, 01/01/2009
              Prerefunded 01/01/2005 @ 102 ...............             3,111,108
   1,050,000  New York State Medical Care
              Facilities Finance Authority,
              Hospital & Nursing Home
              Insured Mortgage, FHA,
              5.875%, 02/15/2005
              Escrowed to Maturity .......................             1,154,591
   1,925,000  New York State Local
              Government Assistance Corp.,
              Series A, 5.90%, 04/01/2012
              Prerefunded 04/01/2005 @ 102 ...............             2,165,144
     900,000  New York City Series B,
              6.30%, 08/15/2008
              Prerefunded 08/15/2005 @ 101 ...............             1,027,458
   2,220,000  New York State Power Authority
              Revenue Series W,
              6.50%, 01/01/2008
              Escrowed to Maturity .......................             2,585,590
   2,935,000  New York State Medical Care
              Facilities Finance Agency,
              Hospital & Nursing Home
              Insured Mortgage Series C,
              6.25%, 08/15/2012
              Escrowed to Maturity .......................             3,199,150
   4,670,000  Niagara Falls Bridge
              Commission, New York Toll
              Revenue, 6.30%, 10/01/2012
              Escrowed to Maturity .......................             5,886,301
   2,545,000  New York City Transitional
              Finance Authority, Revenue,
              Future Tax Secured Series B,
              5.50%, 02/01/2017
              Escrowed to Maturity .......................             2,995,490


--------------------------------------------------------------------------------
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

                                                    ----------------------------
                                                    NEW YORK MUNICIPAL PORTFOLIO
                                                    PORTFOLIO OF INVESTMENTS
                                                    ----------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$  2,740,000  Massachusetts State
              Consolidated Loan Series B,
              5.50%, 03/01/2018
              Escrowed to Maturity ........................          $ 3,224,185
                                                                     -----------

              Total Prerefunded/Escrowed
              (Cost $58,263,585) ..........................           61,815,321
                                                                     -----------

              Insured-44.14%
   1,850,000  Nassau County, New York Series C,
              FSA, 5.125%, 01/01/2003 .....................            1,866,928
   3,000,000  Long Island Power Authority,
              New York Electric System
              Revenue, MBIA-IBC,
              4.25%, 04/01/2003 ...........................            3,042,270
   1,000,000  Jamestown City School
              District, New York, FGIC,
              4.00%, 06/15/2003 ...........................            1,018,100
   2,480,000  New York State Dormitory
              Authority, Revenue, City
              University Series A, AMBAC,
              5.00%, 07/01/2003 ...........................            2,545,075
   2,525,000  New York State Dormitory
              Authority, Lease Revenue,
              State University Dormitory
              Facilities Series A, AMBAC,
              6.00%, 07/01/2003 ...........................            2,609,891
   1,340,000  New York State Dormitory
              Authority, Revenue, City
              University Series D, FGIC,
              8.75%, 07/01/2003 ...........................            1,412,226
   1,530,000  Suffolk County, New York
              Public Improvement Series B,
              FGIC, 5.00%, 10/01/2003 .....................            1,583,428
   7,610,000  Rochester, New York, MBIA,
              5.125%, 10/01/2003 ..........................            7,885,101
   3,000,000  Brookhaven, New York Public
              Improvement, FGIC,
              4.75%, 11/01/2003 ...........................            3,105,450
   1,660,000  Buffalo, New York Series C,
              FGIC, 4.00%, 12/01/2003 .....................            1,707,957
   5,980,000  Nassau County, New York Series C,
              FSA, 5.125%, 01/01/2004 .....................            6,247,665
   5,535,000  New York State Thruway
              Authority, Highway & Bridge
              Trust Fund Series A, AMBAC,
              6.25%, 04/01/2004 ...........................            5,922,118


--------------------------------------------------------------------------------
                                 ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 85

----------------------------
NEW YORK MUNICIPAL PORTFOLIO
    PORTFOLIO OF INVESTMENTS
----------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$  7,070,000  New York State Dormitory
              Authority, Revenue, City
              University Series A, AMBAC,
              5.25%, 07/01/2004 ...........................           $7,518,309
   1,000,000  Port Authority of New York &
              New Jersey, Consolidated 122nd
              Series, FSA, 5.25%, 07/15/2004 ..............            1,060,250
   3,140,000  New York City Series E, FGIC,
              6.00%, 08/01/2004 ...........................            3,386,019
   6,715,000  Long Island Power Authority,
              New York Electric System
              Revenue Series A, AMBAC,
              5.25%, 12/01/2004 ...........................            7,236,420
   5,000,000  New York State Urban
              Development Corp.,
              Correctional Facilities Series A,
              AMBAC, 5.30%, 01/01/2005 ....................            5,392,300
   2,080,000  Suffolk County Industrial
              Development Agency, New York
              Southwest Sewer System
              Revenue, FGIC,
              4.80%, 02/01/2005 ...........................            2,184,021
   2,240,000  New York State Thruway
              Authority, Highway & Bridge
              Trust Fund Series B, AMBAC,
              5.00%, 04/01/2005 ...........................            2,415,795
   1,000,000  Nassau County, New York Series A,
              FGIC, 6.50%, 05/01/2005 .....................            1,116,510
   1,560,000  MTA, New York Transit
              Facilities Revenue Series M,
              AMBAC, 5.20%, 07/01/2005 ....................            1,711,492
   7,445,000  New York State Dormitory
              Authority, Revenue, City
              University Series A, AMBAC,
              5.25%, 07/01/2005 ...........................            8,135,821
   1,000,000  New York State Dormitory
              Authority, Revenue, City
              University Series C, AMBAC,
              6.25%, 07/01/2005 ...........................            1,119,460
   8,955,000  Port Authority of New York &
              New Jersey, Consolidated 122nd
              Series, FSA, 5.25%, 07/15/2005 ..............            9,733,727
   4,000,000  Suffolk County Industrial
              Development Agency, New York
              Southwest Sewer System
              Revenue, FGIC,
              4.90%, 02/01/2006 ...........................            4,199,320


--------------------------------------------------------------------------------
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

                                                    ----------------------------
                                                    NEW YORK MUNICIPAL PORTFOLIO
                                                    PORTFOLIO OF INVESTMENTS
                                                    ----------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$  4,970,000  New York State Dormitory
              Authority, Revenue, Refunding
              Secured Hospital, Brookdale
              Hospital Series J, FSA Credit,
              5.125%, 02/15/2006 ..........................          $ 5,430,669
   1,000,000  Nassau County, New York
              General Improvement Series N,
              FSA, 5.00%, 03/01/2006 ......................            1,028,510
   1,200,000  Suffolk County, New York
              Public Improvement Series A,
              MBIA, 4.00%, 04/01/2006 .....................            1,276,428
  15,795,000  New York State Thruway
              Authority, Highway & Bridge
              Trust Fund Series B, AMBAC,
              5.00%, 04/01/2006 ...........................           17,302,633
   1,710,000  Suffolk County, New York
              Public Improvement Series A,
              MBIA, 4.00%, 05/01/2006 .....................            1,821,389
   1,000,000  Attica Central School
              District, New York Refunding,
              FGIC, 3.125%, 06/15/2006 ....................            1,036,290
   1,640,000  Metropolitan Transportation
              Authority, New York
              Transportion Facilities
              Revenue Series K, MBIA-IBC,
              6.30%, 07/01/2006 ...........................            1,899,563
   1,350,000  Suffolk County, New York
              Public Improvement Series C,
              MBIA, 4.50%, 07/15/2006 .....................            1,467,207
   3,615,000  New York State Project Finance
              Agency, HUD Section 236-Series A,
              FSA, 4.95%, 11/01/2006 ......................            3,762,311
   2,025,000  New York State Urban
              Development Corp.,
              Correctional Facilities Series A,
              AMBAC, 5.00%, 01/01/2007 ....................            2,231,894
   2,000,000  Suffolk County, New York
              Southwest Sewer District,
              MBIA, 6.00%, 02/01/2007 .....................            2,293,320
   1,965,000  Longwood Central School
              District, New York, FGIC,
              4.50%, 03/15/2007 ...........................            2,137,291
  13,420,000  Long Island Power Authority,
              New York Electric Systems
              Revenue General, MBIA,
              5.00%, 04/01/2007 ...........................           14,849,901
   3,500,000  New York State Thruway
              Authority, Highway & Bridge
              Trust Fund Series B, AMBAC,
              5.00%, 04/01/2007 ...........................            3,877,650


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                                 ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 87

----------------------------
NEW YORK MUNICIPAL PORTFOLIO
    PORTFOLIO OF INVESTMENTS
----------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$  4,160,000  New York State Local
              Government Assistance Corp.,
              Refunding Series A, AMBAC,
              6.00%, 04/01/2007 ...........................         $  4,782,960
   2,090,000  Central Square Central School
              District, New York Refunding,
              FGIC, 3.75%, 05/15/2007 .....................            2,211,617
   2,000,000  New York State Dormitory
              Authority, State University
              Series B, FGIC,
              5.375%, 05/15/2007 ..........................            2,253,840
   1,350,000  Jordan-Elbridge Central School
              District, New York Refunding,
              FGIC, 4.00%, 06/15/2007 .....................            1,444,811
   4,000,000  Westchester County Industrial
              Development Agency, New York
              Resource Recovery Revenue
              Series A, AMBAC,
              5.60%, 07/01/2007 ...........................            4,277,720
   1,000,000  MTA, New York Commuter
              Facilities Series A, MBIA,
              6.00%, 07/01/2007 ...........................            1,165,360
   2,400,000  MTA, New York Transit
              Facilities Series K, MBIA,
              6.30%, 07/01/2007 ...........................            2,829,048
   2,305,000  Suffolk County, New York
              Public Improvement Series C,
              MBIA, 5.00%, 07/15/2007 .....................            2,573,118
   3,765,000  MTA, New York Revenue
              Refunding Transportation
              Series E, MBIA,
              5.50%, 11/15/2007 ...........................            4,317,853
   1,560,000  New York City Transportation
              Authority, Certificates of
              Participation Series A, AMBAC,
              5.50%, 01/01/2008 ...........................            1,764,048
   1,265,000  New York State Urban
              Development Corp.,
              Correctional Facilities Series A,
              AMBAC, 5.50%, 01/01/2008 ....................            1,432,435
   1,345,000  Babylon, New York Series A,
              AMBAC, 9.20%, 01/15/2008 ....................            1,765,703
   2,920,000  New York State Dormitory
              Authority, Insured Mortgage
              Hospital, Sound Shore Medical
              Center, FHA, MBIA,
              4.35%, 02/01/2008 ...........................            2,989,584
   2,060,000  Longwood Central School
              District, New York, FGIC,
              4.50%, 03/15/2008 ...........................            2,247,810


--------------------------------------------------------------------------------
88 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                    ----------------------------
                                                    NEW YORK MUNICIPAL PORTFOLIO
                                                    PORTFOLIO OF INVESTMENTS
                                                    ----------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$  2,750,000  New York State Thruway
              Authority, Highway & Bridge
              Trust Fund, Series A, FSA,
              5.25%, 04/01/2008 ...........................       $    3,095,372
   2,030,000  New York State Thruway
              Authority, Service Contract
              Revenue Local Highway & Bridge
              Series A-2, MBIA,
              5.25%, 04/01/2008 ...........................            2,284,948
  10,100,000  New York State Local
              Government Assistance Corp.,
              Refunding Series A, AMBAC,
              6.00%, 04/01/2008 ...........................           11,768,924
   1,000,000  Suffolk County Waterworks
              Authority, New York, MBIA,
              5.10%, 06/01/2008 ...........................            1,122,380
   1,485,000  New York State Dormitory
              Authority, New York University
              Series B, MBIA,
              5.00%, 07/01/2008 ...........................            1,543,806
   1,910,000  MTA, New York Transit
              Facilities Service Contract
              Series O, AMBAC,
              5.75%, 07/01/2008 ...........................            2,231,262
   4,575,000  New York State Series B,
              AMBAC, 5.625%, 08/15/2008 ...................            5,042,748
  11,570,000  Port Authority of New York & New Jersey,
              Consolidated 126th Series, FGIC,
              5.25%, 11/15/2008 ...........................           12,973,325
   1,900,000  New York State Dormitory
              Authority Lease Revenue,
              Municipal Health Facilities
              Improvement Program, Series 1,
              FSA, 5.00%, 01/15/2009 ......................            2,111,451
   4,550,000  Long Island Power Authority,
              New York Electric System
              Revenue Series 8, Subseries
              8B-RMK, AMBAC,
              5.25%, 04/01/2009 ...........................            5,129,988
   1,000,000  New York State Thruway
              Authority, Highway & Bridge
              Trust Fund Series A, MBIA,
              5.25%, 04/01/2009 ...........................            1,108,910
   1,065,000  New York State Dormitory
              Authority, Revenue, State
              University Educational
              Facilities Series A, MBIA,
              5.50%, 05/15/2009 ...........................            1,224,367


--------------------------------------------------------------------------------
                                 ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 89

----------------------------
NEW YORK MUNICIPAL PORTFOLIO
    PORTFOLIO OF INVESTMENTS
----------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$  4,055,000  New York State Dormitory
              Authority, State University
              Series A, FGIC,
              5.50%, 05/15/2009 ...........................         $  4,661,790
   1,175,000  New York City Municipal Water
              Finance Authority, New York
              Series A, MBIA,
              5.75%, 06/15/2009 ...........................            1,291,208
   3,630,000  New York State Dormitory
              Authority, City University
              Series A, AMBAC,
              5.75%, 07/01/2009 ...........................            4,196,280
   2,000,000  New York State Dormitory
              Authority, City University
              Series A, FSA,
              5.75%, 07/01/2009 ...........................            2,324,260
   1,495,000  MTA, New York Commuter
              Facilities Series A, MBIA,
              6.10%, 07/01/2009 ...........................            1,791,130
   1,550,000  Babylon, New York Waste
              Facilities, FGIC,
              9.00%, 08/01/2009 ...........................            2,123,670
   2,000,000  MTA, New York Dedicated Tax
              Fund Series A, FSA,
              5.00%, 11/15/2009 ...........................            2,261,400
   6,270,000  Port Authority of New York &
              New Jersey, Consolidated 126th
              Series, FGIC,
              5.50%, 11/15/2009 ...........................            7,146,859
   1,090,000  Nassau County, New York Series G,
              MBIA, 5.40%, 01/15/2010 .....................            1,241,608
   1,000,000  New York State Thruway
              Authority, Local Highway &
              Bridge, MBIA,
              5.10%, 04/01/2010 ...........................            1,126,430
   1,120,000  Nassau County, New York
              Combined Sewer Districts
              Series A, AMBAC,
              5.50%, 07/01/2010 ...........................            1,292,088
  10,000,000  MTA, New York Revenue,
              Refunding Transportation
              Series E, MBIA,
              5.00%, 11/15/2010 ...........................           11,262,200
  12,530,000  Port Authority of New York &
              New Jersey, Consolidated 126th
              Series, FGIC,
              5.50%, 11/15/2010 ...........................           14,324,922
   1,700,000  Killeen Independent School
              District, Texas, FSA,
              5.00%, 02/15/2011
              (Note C, p. 109) ............................            1,896,554


--------------------------------------------------------------------------------
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

                                                    ----------------------------
                                                    NEW YORK MUNICIPAL PORTFOLIO
                                                    PORTFOLIO OF INVESTMENTS
                                                    ----------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$  4,085,000  Long Island Power Authority,
              New York Electric System
              Revenue, MBIA,
              5.125%, 04/01/2011 .............................      $  4,532,267
   1,000,000  New York State Thruway
              Authority Highway & Bridge
              Trust Fund Refunding Series C,
              MBIA, 5.25%, 04/01/2011 ........................         1,144,220
   3,415,000  New York State Dormitory
              Authority, New York University
              Series A, MBIA,
              5.00%, 07/01/2011 ..............................         3,534,149
   1,085,000  New York State Dormitory
              Authority, New York Medical
              College, MBIA,
              5.25%, 07/01/2011 ..............................         1,208,039
   1,000,000  Nassau County, New York Series A,
              AMBAC, 6.00%, 07/01/2011 .......................         1,200,220
   1,000,000  New York State Dormitory Authority,
              Revenue, Mental Health Services Facilities
              Series D, FSA,
              5.75%, 08/15/2011 ..............................         1,170,750
   2,725,000  New York City Educational
              Construction Fund, New York,
              MBIA, 5.50%, 10/01/2011 ........................         2,900,653
   1,000,000  New York State Dormitory Authority,
              Revenue, Mental Health Services Facilities
              Series D, FSA,
              5.75%, 02/15/2012 ..............................         1,159,470
   1,540,000  New York State Dormitory Authority,
              New York University Series A, MBIA,
              5.75%, 07/01/2012 ..............................         1,843,611
   1,000,000  Nassau County, New York Series A,
              FGIC, 6.00%, 07/01/2012 ........................         1,208,530
   1,630,000  Islip Resource Recovery
              Agency, New York, Revenue
              Series B, AMBAC, AMT,
              6.125%, 07/01/2012 .............................         1,764,622
   1,100,000  Albany County, New York, FGIC,
              5.00%, 10/01/2012 ..............................         1,252,075
   3,000,000  Municipal Electric Authority
              of Georgia Combustion Turbine
              Project Series A, MBIA,
              5.25%, 11/01/2012 ..............................         3,478,470


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                                 ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 91
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----------------------------
NEW YORK MUNICIPAL PORTFOLIO
    PORTFOLIO OF INVESTMENTS
----------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$  8,500,000  New Jersey State
              Transportation Trust Fund
              Authority, Transportation
              System Series C, FSA,
              5.75%, 12/15/2012 ...........................        $  10,266,130
   1,850,000  New York State Dormitory
              Authority, Municipal Health
              Facilities Series 1, FSA,
              5.125%, 01/15/2013 ..........................            2,016,611
   1,110,000  New York State Dormitory
              Authority, Mental Health
              Services Facilities Series D,
              MBIA, 5.25%, 02/15/2013 .....................            1,233,077
   2,305,000  New York State Dormitory
              Authority, Revenue, Mental
              Health Services Facilities
              Series D, FSA,
              5.875%, 02/15/2013 ..........................            2,699,247
   9,000,000  New York City Industrial
              Development Agency, New York
              Civic Facility Revenue, Magen
              David Yeshivah Project, ACA,
              4.99%, 06/15/2013 ...........................            9,527,580
   1,000,000  New York City Municipal Water
              Finance Authority, New York
              Series A, AMBAC,
              5.875%, 06/15/2013 ..........................            1,205,420
   1,135,000  New York State Dormitory
              Authority, City University
              System Series 1, FSA,
              5.75%, 07/01/2013 ...........................            1,305,012
   1,000,000  Nassau County, New York
              Series A, FGIC,
              6.00%, 07/01/2013 ...........................            1,212,220
   1,140,000  New York State Dormitory
              Authority, Brookdale Hospital,
              Secured Hospital Program,
              MBIA, 5.20%, 02/15/2014 .....................            1,242,361
   1,000,000  New York State Urban
              Development Corp., Community
              Enhancement Facilities, AMBAC,
              5.125%, 04/01/2014 ..........................            1,087,670
   1,095,000  Clifton Park Water Authority,
              New York, FGIC,
              5.00%, 10/01/2014 ...........................            1,134,146
   3,930,000  New York State Dormitory
              Authority, Secured Hospital
              Program Series E, MBIA,
              5.20%, 02/15/2015 ...........................            4,260,788


--------------------------------------------------------------------------------
92 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                    ----------------------------
                                                    NEW YORK MUNICIPAL PORTFOLIO
                                                    PORTFOLIO OF INVESTMENTS
                                                    ----------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$  1,355,000  New York State Local
              Government Assistance Corp.,
              Series A, FGIC,
              5.00%, 04/01/2015 ...........................         $  1,459,050
   7,860,000  MTA, New York Dedicated Tax
              Fund Series A, FSA,
              5.25%, 04/01/2015 ...........................            9,181,109
   1,355,000  Port Authority of New York &
              New Jersey, Consolidated 117th
              Series, FGIC, AMT,
              5.125%, 11/15/2015 ..........................            1,456,734
   2,610,000  Nassau County Interim Finance
              Authority, New York Sales Tax
              Secured Series A-1, AMBAC,
              5.375%, 11/15/2015 ..........................            2,965,038
   2,220,000  Long Island Power Authority,
              New York Electric System
              Revenue Series A, FSA,
              5.00%, 12/01/2015 ...........................            2,392,383
   2,330,000  New York State Urban
              Development Corp.,
              Correctional Facilities Series B,
              AMBAC, 5.25%, 01/01/2016 ....................            2,530,450
   1,000,000  New York State Dormitory
              Authority, North General
              Hospital, Secured Hospital
              Program Series G, MBIA,
              5.20%, 02/15/2016 ...........................            1,078,080
   5,820,000  New York State Dormitory
              Authority, Revenue, Wyckoff
              Heights Series H, MBIA,
              5.20%, 02/15/2016 ...........................            6,274,426
   5,905,000  New York State Dormitory
              Authority, State University
              Educational Facilities Series
              1989 Resources, MBIA,
              6.00%, 05/15/2016 ...........................            6,938,257
   2,240,000  New York City Series B, FSA,
              5.25%, 08/01/2016 ...........................            2,400,586
   1,000,000  Nassau County Interim Finance
              Authority, New York Sales Tax
              Secured Series A-1, AMBAC,
              5.375%, 11/15/2016 ..........................            1,124,460
   1,310,000  New York State Thruway
              Authority, Highway & Bridge
              Trust Fund Series B, FSA,
              5.00%, 04/01/2017 ...........................            1,381,002


--------------------------------------------------------------------------------
                                 ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 93

----------------------------
NEW YORK MUNICIPAL PORTFOLIO
    PORTFOLIO OF INVESTMENTS
----------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$  1,530,000  New York State Dormitory
              Authority, Lease Revenue, State
              University, FGIC,
              5.50%, 07/01/2017 .......................             $  1,718,251
   2,045,000  New York State Series D,
              AMBAC, 5.00%, 07/15/2017 ................                2,171,238
   4,860,000  New York State Dormitory
              Authority, Mental Health
              Services Series D, MBIA,
              5.00%, 08/15/2017 .......................                5,155,439
   8,165,000  Triborough Bridge & Tunnel
              Authority, New York Special
              Obligation Series A, MBIA,
              5.125%, 01/01/2018 ......................                8,717,362
   1,120,000  New York State Thruway
              Authority, Highway & Board
              Series A, FGIC,
              5.00%, 04/01/2018 .......................                1,197,706
   1,000,000  MTA, New York Transit
              Facilities Revenue Series B-1,
              AMBAC, 5.00%, 07/01/2018 ................                1,140,440
   1,000,000  New York State Dormitory
              Authority, Revenue, Winthrop
              University Hospital Associates
              Series A, AMBAC,
              5.25%, 07/01/2018 .......................                1,094,600
   1,000,000  New York State Dormitory
              Authority, New York University
              Series A, MBIA,
              6.00%, 07/01/2018 .......................                1,226,620
   2,720,000  New York State Housing Finance
              Agency Service Contract
              Obligation Revenue Series C,
              MBIA-IBC, 5.50%, 09/15/2018 .............                2,893,128
   5,325,000  MTA, New York Revenue
              Refunding Series A, AMBAC,
              5.50%, 11/15/2018 .......................                6,031,361
   1,780,000  New York State Dormitory
              Authority, Revenue, Mental
              Health Services Series C,
              MBIA, 5.25%, 02/15/2019 .................                1,910,723
   1,325,000  New York State Dormitory
              Authority, Revenue, South
              Nassau Community Hospital
              Series B, AMBAC,
              5.25%, 07/01/2019 .......................                1,440,143
   1,415,000  MTA, New York Dedicated Tax
              Fund Series A, FSA,
              5.125%, 11/15/2019 ......................                1,521,917


--------------------------------------------------------------------------------
94 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                    ----------------------------
                                                    NEW YORK MUNICIPAL PORTFOLIO
                                                    PORTFOLIO OF INVESTMENTS
                                                    ----------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$  1,260,000  MTA, New York Commuter
              Facilities Series B, AMBAC,
              5.00%, 07/01/2020 ...........................         $  1,323,126
   1,000,000  New York State Dormitory
              Authority, Lease Revenue,
              State University, FGIC,
              5.50%, 07/01/2020 ...........................            1,101,940
   1,220,000  New York City Series D, MBIA,
              5.25%, 08/01/2021 ...........................            1,279,902
   1,000,000  New York City Municipal Water
              Finance Authority, New York
              Series A, AMBAC,
              5.125%, 06/15/2022 ..........................            1,043,820
   2,500,000  Long Island Power Authority,
              New York Electric System
              Revenue Series A, FSA,
              5.125%, 12/01/2022 ..........................            2,624,725
   1,240,000  New York City Series J, MBIA,
              5.00%, 08/01/2023 ...........................            1,273,864
   5,300,000  Long Island Power Authority,
              New York Electric System
              Revenue Series A, MBIA-IBC,
              5.50%, 12/01/2023 ...........................            5,677,201
                                                                    ------------

              Total Insured (Cost $422,020,844) ...........          450,516,915
                                                                    ------------
              Tax Supported-22.67%
              Local General Obligations-6.55%
   1,180,000  New York City Series D,
              5.40%, 02/15/2003 ...........................            1,196,296
   1,015,000  New York City Series B,
              6.75%, 08/15/2003 ...........................            1,059,061
   4,315,000  New York City Series B,
              7.50%, 02/01/2004 ...........................            4,417,697
   4,700,000  New York City Series G,
              5.00%, 08/01/2004 ...........................            4,955,163
   2,400,000  New York City Series E,
              6.60%, 08/01/2004 ...........................            2,596,632
     455,000  New York City Series B,
              6.00%, 08/15/2004 ...........................              488,520
   1,000,000  Westchester County, New York,
              7.10%, 12/01/2004 ...........................            1,119,070
   1,000,000  New York City Series C,
              5.60%, 02/01/2005 ...........................            1,076,000
   1,310,000  New York City Series G,
              5.75%, 02/01/2006 ...........................            1,441,118
   1,000,000  New York City Series I,
              6.25%, 04/15/2006 ...........................            1,122,810
   9,175,000  New York City Series G,
              5.00%, 08/01/2006 ...........................            9,975,519


--------------------------------------------------------------------------------
                                 ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 95

----------------------------
NEW YORK MUNICIPAL PORTFOLIO
    PORTFOLIO OF INVESTMENTS
----------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$  1,300,000  Westchester County, New York
              Series A, 6.75%, 02/01/2007 .................          $ 1,533,428
     500,000  New York City Series F,
              5.50%, 08/01/2007 ...........................              558,870
   4,455,000  New York City Series B,
              6.30%, 08/15/2008
              (Note D, p. 109) ............................            4,965,766
   1,800,000  Onondaga County, New York
              Economically Defeased,
              5.70%, 04/01/2009 ...........................            2,096,388
     800,000  Onondaga County, New York
              Unrefunded Balance,
              5.70%, 04/01/2009 ...........................              930,704
   1,600,000  New York City Series A,
              5.25%, 08/01/2009 ...........................            1,778,928
  11,430,000  New York City Series G,
              5.50%, 08/01/2009 ...........................           12,881,038
   1,830,000  Onondaga County, New York
              Economically Defeased,
              5.70%, 04/01/2011 ...........................            2,164,945
     770,000  Onondaga County, New York
              Unrefunded Balance,
              5.70%, 04/01/2011 ...........................              909,678
   5,415,000  Phoenix, Arizona Refunding
              Series A, 5.00%, 07/01/2011 .................            6,131,025
   3,250,000  New York City Series F,
              5.25%, 08/01/2016 ...........................            3,503,110
                                                                     -----------

              Total Local General Obligations
              (Cost $62,904,378) ..........................           66,901,766
                                                                     -----------

              Tax Lease-7.11%
   1,000,000  New York State Medical Care
              Facilities Finance Agency,
              Mental Health Services Series F,
              6.00%, 02/15/2003 ...........................            1,016,550
     720,000  New York State Medical Care
              Facilities Finance Authority,
              Mental Health Services Series F,
              6.20%, 02/15/2003 ...........................              732,175
   3,075,000  New York State Dormitory
              Authority, Revenue, Community
              Enhancement Facilities Series A,
              4.50%, 04/01/2003 ...........................            3,120,417
   1,335,000  New York State Dormitory
              Authority, Revenue, State
              Service Contract Series C,
              5.25%, 04/01/2003 ...........................            1,359,631


--------------------------------------------------------------------------------
96 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                    ----------------------------
                                                    NEW YORK MUNICIPAL PORTFOLIO
                                                    PORTFOLIO OF INVESTMENTS
                                                    ----------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$  1,050,000  New York State Dormitory
              Authority, Revenue, Refunding
              Secured Hospital, North General
              Hospital Series G,
              5.50%, 02/15/2004 ...........................         $  1,102,049
   1,050,000  New York State Certificates of
              Participation, General
              Services Executive Department,
              4.00%, 03/01/2004 ...........................            1,085,763
   1,110,000  New York State Dormitory
              Authority, Revenue, Service
              Contract Series A,
              4.50%, 04/01/2004 ...........................            1,156,842
     355,000  Puerto Rico Commonwealth Urban
              Renewal & Housing Corp.,
              7.875%, 10/01/2004 ..........................              357,531
   2,000,000  New York State Urban
              Development Corp.,
              Correctional Facilities Series 5,
              6.00%, 01/01/2005 ...........................            2,179,740
   2,500,000  MTA, New York Service Contract
              Series B, 5.00%, 07/01/2005 .................            2,706,925
   1,165,000  MTA, New York Transit
              Facilities Service Contract,
              5.30%, 07/01/2005 ...........................            1,281,244
   1,020,000  New York State Dormitory
              Authority, City University
              Series A, 5.70%, 07/01/2005 .................            1,123,428
   1,780,000  New York State Dormitory
              Authority, City University
              Series D, 5.70%, 07/01/2005 .................            1,960,492
   1,000,000  New York State Urban
              Development Corp.,
              Correctional Facilities Series 4,
              5.25%, 01/01/2006 ...........................            1,059,610
   4,085,000  MTA, New York Service Contract
              Series B, 5.25%, 07/01/2006 .................            4,527,242
   1,645,000  MTA, New York Transit
              Facilities Service Contract,
              5.40%, 07/01/2006 ...........................            1,852,089
   1,250,000  MTA, New York Transit
              Facilities Service Contract,
              5.45%, 07/01/2007 ...........................            1,425,975
   3,510,000  New York State Dormitory
              Authority, City University
              Series 2, 5.75%, 07/01/2007 .................            3,980,515
       5,000  New York State Dormitory
              Authority, Mental Health
              Services Series B,
              6.50%, 02/15/2008 ...........................                5,979


--------------------------------------------------------------------------------
                                 ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 97

----------------------------
NEW YORK MUNICIPAL PORTFOLIO
    PORTFOLIO OF INVESTMENTS
----------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$  2,975,000  New York State Dormitory
              Authority, Revenue, Mental
              Health Services Facilities
              Improvement Series B,
              6.50%, 02/15/2008 ...........................         $  3,493,900
   1,905,000  New York State Thruway
              Authority, Service Contract,
              5.125%, 04/01/2008 ..........................            1,978,647
   1,505,000  New York State Dormitory
              Authority, Mental Health
              Services, 5.70%, 02/15/2009 .................            1,693,216
   1,505,000  New York State Dormitory
              Authority, Revenue, Mental
              Health Services Facilities
              Improvement Series B,
              6.50%, 02/15/2009 ...........................            1,793,734
   2,215,000  New York State Urban
              Development Corp.,
              Correctional Facilities Series A,
              5.70%, 04/01/2009 ...........................            2,551,414
   1,125,000  New York State Dormitory
              Authority, City University
              Series A, 5.75%, 07/01/2009 .................            1,298,441
   1,000,000  New York State Dormitory
              Authority, Westchester County
              Court Facilities, AMBAC
              Surety, 5.125%, 08/01/2012 ..................            1,104,900
   1,115,000  New York State Dormitory
              Authority, Lease Revenue,
              Court Facilities Westchester
              County, AMBAC Surety,
              5.25%, 08/01/2013 ...........................            1,237,148
   5,715,000  Yonkers Industrial Development
              Agency, New York Civic
              Facilities Revenue, Community
              Development Properties Series A,
              6.25%, 02/01/2016 ...........................            6,043,270
   3,060,000  New York State Dormitory
              Authority, Revenue, City
              University Systems
              Consolidated 4th General
              Series A, 5.50%, 07/01/2017 .................            3,392,347
   2,090,000  New York State Dormitory
              Authority, Westchester County
              Court Facilities, AMBAC
              Surety, 5.25%, 08/01/2017 ...................            2,263,115
   3,050,000  New York State Dormitory
              Authority Revenue, City
              University Systems
              Consolidated 4th General
              Series A, 5.50%, 07/01/2018 .................            3,357,623


--------------------------------------------------------------------------------
98 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                    ----------------------------
                                                    NEW YORK MUNICIPAL PORTFOLIO
                                                    PORTFOLIO OF INVESTMENTS
                                                    ----------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$  1,400,000  New York State Dormitory
              Authority, Lease Revenue,
              State University Dormitory
              Facilities, 5.375%, 07/01/2019 .............           $ 1,526,840
   3,120,000  New York State Dormitory
              Authority, Revenue, City
              University Systems
              Consolidated 4th General
              Series A, 5.50%, 07/01/2019 ................             3,409,286
   4,750,000  New York State Dormitory
              Authority, Revenues,
              5.25%, 11/15/2023 ..........................             5,361,515
                                                                     -----------

              Total Tax Lease (Cost $67,468,911) .........            72,539,593
                                                                     -----------
              Special Tax-9.01%
   1,110,000  Municipal Assistance
              Corporation, New York Series J,
              5.75%, 07/01/2003 ..........................             1,145,520
   2,005,000  New York City Transitional
              Finance Authority, Revenue,
              Prerefunded Future Tax Secured
              Series C, 5.00%, 02/01/2004 ................             2,097,952
   7,925,000  Municipal Assistance
              Corporation New York Series E,
              6.00%, 07/01/2004 ..........................             8,525,160
  10,530,000  Municipal Assistance
              Corporation New York Series J,
              6.00%, 07/01/2004 ..........................            11,327,437
   9,855,000  Municipal Assistance
              Corporation New York Series E,
              6.00%, 07/01/2005 ..........................            10,958,169
   1,025,000  New York City Transitional
              Finance Authority, Revenue,
              Prerefunded Future Tax Secured
              Series A, 4.50%, 08/15/2005 ................             1,108,845
   1,025,000  New York City Transitional
              Finance Authority, Revenue,
              Prerefunded Future Tax Secured
              Series A, 4.50%, 08/15/2005 ................             1,101,076
   1,000,000  New York City Transitional
              Finance Authority, Refunding
              Future Tax Secured, Series A,
              5.00%, 11/01/2006 ..........................             1,109,440
   3,035,000  New York State Local
              Government Assistance Corp.,
              Series A, 6.00%, 04/01/2008 ................             3,484,514
   5,810,000  New York City Transitional
              Finance Authority, Series C,
              5.00%, 02/15/2009 ..........................             6,478,673


--------------------------------------------------------------------------------
                                 ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 99

----------------------------
NEW YORK MUNICIPAL PORTFOLIO
    PORTFOLIO OF INVESTMENTS
----------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$  4,185,000  New York City Transitional
              Finance Authority, Series C,
              5.25%, 05/01/2012 ...........................         $  4,630,159
   1,740,000  New York State Local
              Government Assistance Corp.,
              Series D, 5.375%, 04/01/2014 ................            1,825,956
   1,865,000  New York City Transitional
              Finance Authority, Series C,
              5.25%, 05/01/2014 ...........................            2,060,806
   1,890,000  New York City Transitional
              Finance Authority, Series C,
              5.25%, 05/01/2015 ...........................            2,073,292
   1,185,000  New York City Transitional
              Finance Authority, Series B,
              5.125%, 11/01/2015 ..........................            1,280,523
   8,370,000  New York City Transitional
              Finance Authority, Series B,
              5.50%, 02/01/2017 ...........................            9,374,651
   1,000,000  New York City Transitional
              Finance Authority, Revenue,
              Future Tax Secured Series A,
              5.25%, 05/01/2017 ...........................            1,093,770
   3,200,000  New York City Transitional
              Finance Authority, Revenue,
              Future Tax Secured Series A,
              5.375%, 02/15/2018 ..........................            3,491,392
   1,810,000  Beacon Tradeport Community
              Development District, Florida
              Special Assesment Industrial
              Project Series B,
              7.125%, 05/01/2022 ..........................            1,865,983
     315,000  New York City Transitional
              Finance Authority, Revenue,
              Prerefunded Future Tax Secured
              Series C, 5.00%, 05/01/2026 .................              358,145
   3,595,000  New York City Transitional
              Finance Authority, Revenue,
              Prerefunded Future Tax Secured
              Series C, 5.00%, 05/01/2026 .................            3,681,388
  11,255,000  New York City Transitional
              Finance Authority, Refunding
              Future Tax Secured, Series A,
              5.50%, 11/01/2026 ...........................           12,841,955
                                                                    ------------

              Total Special Tax (Cost $85,943,687) ........           91,914,806
                                                                    ------------

              Total Tax Supported (Cost $216,316,976) .....          231,356,165
                                                                    ------------


--------------------------------------------------------------------------------
100 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                    ----------------------------
                                                    NEW YORK MUNICIPAL PORTFOLIO
                                                    PORTFOLIO OF INVESTMENTS
                                                    ----------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

              Revenue-20.31%
              Airport Revenue-0.41%
$  1,300,000  Denver City & County, Colorado
              Airport Revenue Series B,
              7.25%, 11/15/2005 ............................         $ 1,333,618
   1,495,000  New York City Industrial
              Development Agency, Special
              Facilities Revenue, Terminal
              One Group Association Limited
              Partnership Project, AMT,
              6.00%, 01/01/2007 ............................           1,556,131
   1,000,000  Denver City & County, Colorado
              Airport Revenue Series D, AMT,
              7.75%, 11/15/2013 ............................           1,259,840
                                                                     -----------

              Total Airport Revenue (Cost $3,826,691) ......           4,149,589
                                                                     -----------
              Electric Revenue-0.79%
   3,375,000  Long Island Power Authority,
              New York Electric System
              Revenue, 5.00%, 04/01/2003 ...................           3,431,126
   2,680,000  New York State Power Authority
              Revenue & General Purpose
              Consented, 2.90%, 03/01/2016 .................           2,716,850
   1,875,000  New York State Power
              Authority, Revenue & General
              Purpose, 2.90%, 03/01/2020 ...................           1,900,781
                                                                     -----------

              Total Electric Revenue (Cost $7,973,578) .....           8,048,757
                                                                     -----------
              Health Care Revenue-0.32%
   1,000,000  Nassau County Industrial
              Development Agency, New York
              Civic Facility Revenue,
              Refunding North Shore Health
              Systems Projects, Series C,
              5.625%, 11/01/2010 ...........................           1,012,570
     820,000  New York State Medical Care
              Facilities Finance Agency,
              Hospital & Nursing Home
              Insured Mortgage Series A,
              FHA, 6.125%, 02/15/2014 ......................             864,723
   1,305,000  New York State Dormitory
              Authority, Lenox Hill Hospital
              Obligation Group,
              5.75%, 07/01/2017 ............................           1,422,685
                                                                     -----------

              Total Health Care Revenue
              (Cost $3,153,558) ............................           3,299,978
                                                                     -----------


--------------------------------------------------------------------------------
                                ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 101

----------------------------
NEW YORK MUNICIPAL PORTFOLIO
    PORTFOLIO OF INVESTMENTS
----------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

              Higher Education Revenue-0.79%
$  1,000,000  New York State Dormitory
              Authority, Columbia
              University, 5.625%, 07/01/2006 ..............         $  1,128,190
   1,290,000  New York State Dormitory
              Authority, Columbia
              University, 5.75%, 07/01/2007 ...............            1,485,138
   2,120,000  New York City Industrial
              Development Agency,
              Civic Facilities Revenue,
              Polytechnic University
              Project, 5.75%, 11/01/2011 ..................            2,436,771
   1,655,000  New York City Industrial
              Development Agency,
              Civic Facilities Revenue,
              Polytechnic University
              Project, 5.75%, 11/01/2012 ..................            1,879,931
   1,045,000  New York City Industrial
              Development Agency,
              Civic Facilities Revenue,
              Polytechnic University
              Project, 6.00%, 11/01/2020 ..................            1,108,557
                                                                    ------------

              Total Higher Education Revenue
              (cost $7,149,197) ...........................            8,038,587
                                                                    ------------

              Tobacco Revenue-2.33%
   1,000,000  Nassau County Tobacco
              Settlement Corp., New York
              Tobacco Settlement
              Asset-Backed Series A,
              5.20%, 07/15/2010 ...........................            1,022,660
   1,735,000  Erie County, New York Tobacco
              Settlement Asset-Backed Senior
              Class A, 6.00%, 07/15/2020 ..................            1,841,390
   1,880,000  TSASC, Inc., New York Series
              1, Flexible Amortization Bonds,
              5.80%, 06/01/2023 ...........................            1,991,315
   9,160,000  Tobacco Settlement Financing
              Corp., Rhode Island Tobacco
              Settlement Asset-Backed Series A,
              6.00%, 06/01/2023 ...........................            9,246,012
     980,000  Rensselaer Tobacco Asset
              Securitization Corp., New York
              Tobacco Settlement,
              Asset-Backed Series A,
              5.20%, 06/01/2025 ...........................              992,328


--------------------------------------------------------------------------------
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

                                                    ----------------------------
                                                    NEW YORK MUNICIPAL PORTFOLIO
                                                    PORTFOLIO OF INVESTMENTS
                                                    ----------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$  8,630,000  Badger Tobacco Asset
              Securitization Corp.,
              Wisconsin Tobacco Settlement
              Asset-Backed,
              6.125%, 06/01/2027 ...........................         $ 8,657,185
                                                                     -----------

              Total Tobacco Revenue
              (Cost $23,133,023) ...........................          23,750,890
                                                                     -----------

              Toll Revenue-6.69%
     725,000  Triborough Bridge & Tunnel
              Authority, New York Toll
              Revenue Series Y,
              5.80%, 01/01/2006 ............................             811,101
  21,700,000  Triborough Bridge & Tunnel
              Authority New York, Series B,
              5.00%, 11/15/2007 (Note C, p. 109) ...........          24,278,828
   1,490,000  Triborough Bridge & Tunnel
              Authority, New York
              Convention Center Series E,
              6.00%, 01/01/2011 ............................           1,768,764
   2,370,000  Triborough Bridge & Tunnel
              Authority, New York Toll
              Revenue Series A,
              5.00%, 01/01/2012 ............................           2,391,449
  14,670,000  Triborough Bridge & Tunnel
              Authority, New York Toll
              Revenue, General Purpose Senior
              Series, 5.50%, 01/01/2012 ....................          16,736,269
   4,450,000  New York State Bridge
              Authority, Revenue,
              5.00%, 01/01/2017 ............................           4,773,025
   5,025,000  Triborough Bridge & Tunnel
              Authority, New York Toll
              Revenue Series A,
              5.25%, 01/01/2017 ............................           5,538,756
   9,370,000  Triborough Bridge & Tunnel
              Authority, New York Toll
              Revenue Series Y,
              5.50%, 01/01/2017 ............................          10,992,697
   1,000,000  Triborough Bridge & Tunnel
              Authority, New York Revenue
              Series A, 5.00%, 01/01/2020 ..................           1,048,980
                                                                     -----------

              Total Toll Revenue (Cost $65,293,590) ........          68,339,869
                                                                     -----------


--------------------------------------------------------------------------------
                                ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 103

----------------------------
NEW YORK MUNICIPAL PORTFOLIO
    PORTFOLIO OF INVESTMENTS
----------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

              Water/Sewer Revenue-4.54%
$  1,255,000  New York State Environmental
              Facilities Corp., Pooled Loan,
              Pollution Control Revenue,
              State Revolving Fund Series 92-B,
              6.25%, 09/15/2005 ...........................          $ 1,284,656
   1,255,000  New York State Environmental
              Facilities Corp., Pooled Loan,
              Pollution Control Revenue,
              State Revolving Fund Series 92-B,
              6.35%, 09/15/2006 ...........................            1,284,743
   1,000,000  Ulster County Resource
              Recovery Agency, New York
              Solid Waste System,
              5.90%, 03/01/2007 ...........................            1,033,330
   1,885,000  New York State Environmental
              Facilities Corp., Pollution
              Control Revenue, State
              Revolving Fund, New York City
              Municipal Water Finance
              Authority Series 97-D,
              6.00%, 06/15/2007 ...........................            2,184,828
   2,975,000  New York State Environmental
              Facilities Corp., Pooled Loan,
              Pollution Control Revenue,
              State Revolving Fund Series 95-A,
              5.20%, 05/15/2008 ...........................            3,227,339
   3,085,000  New York State Environmental
              Facilities Corp., Pooled Loan,
              Pollution Control Revenue,
              State Revolving Fund Series 95-A,
              5.30%, 05/15/2009 ...........................            3,339,667
   1,485,000  New York City Municipal Water
              Finance Authority, New York
              Series A, 6.00%, 06/15/2009 .................            1,756,473
     780,000  New York State Environmental
              Facilities Corp., Pooled Loan,
              Pollution Control Revenue,
              State Revolving Fund Series 95-A,
              5.40%, 05/15/2010 ...........................              848,211
   3,865,000  New York State Environmental
              Facilities Corp., Pooled Loan,
              Pollution Control Revenue,
              State Revolving Fund Series 96-A,
              4.95%, 06/15/2010 ...........................            4,176,287


--------------------------------------------------------------------------------
104 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                    ----------------------------
                                                    NEW YORK MUNICIPAL PORTFOLIO
                                                    PORTFOLIO OF INVESTMENTS
                                                    ----------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$  3,800,000  New York State Environmental
              Facilities Corp., Pollution
              Control Revenue, State
              Revolving Fund, New York City
              Municipal Water Finance
              Authority Series 95-B,
              5.50%, 06/15/2010 ...........................        $   4,162,672
   1,395,000  New York City Municipal Water
              Finance Authority, New York,
              Series A, 6.00%, 06/15/2010 .................            1,660,678
     100,000  New York State Environmental
              Facilities Corp., Pollution
              Control Revenue, State
              Revolving Fund, New York City
              Municipal Water Finance
              Authority Series 90-A,
              7.50%, 06/15/2012 ...........................              100,694
   1,015,000  New York State Environmental
              Facilities Corp., Pooled Loan,
              Pollution Control Revenue,
              State Revolving Fund Series 96-A,
              5.20%, 12/15/2015 ...........................            1,091,095
   2,320,000  New York City Municipal Water
              Finance Authority, New York
              Water & Sewer Systems Revenue
              Refunding Series D,
              5.50%, 06/15/2017 ...........................            2,617,238
   1,200,000  New York State Environmental
              Facilities Corp., Clean Water
              & Drinking Revolving Funds,
              Municipal Water Finance Series 01-D,
              5.00%, 06/15/2018 ...........................            1,279,200
   1,485,000  New York State Environmental
              Facilities Corp., Clean Water
              & Drinking Revolving Funds,
              Pooled Funding Program, Series B,
              5.375%, 11/15/2018 ..........................            1,643,925
   1,250,000  New York State Environmental
              Facilities Corp., Clean Water
              & Drinking Revolving Funds,
              Municipal Water Finance Series 01-D,
              5.00%, 06/15/2019 ...........................            1,323,113
   5,025,000  New York City Municipal Water
              Finance Authority, New York,
              Water & Sewer Systems Revenue
              Refunding Series 01-D,
              5.125%, 06/15/2019 ..........................            5,433,482


--------------------------------------------------------------------------------
                                ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 105

----------------------------
NEW YORK MUNICIPAL PORTFOLIO
    PORTFOLIO OF INVESTMENTS
----------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

$  1,935,000  New York State Environmental
              Facilities Corp., Clean Water
              & Drinking Revolving Funds,
              Pooled Funding Program, Series F,
              5.25%, 11/15/2019 ...........................          $ 2,126,081
   5,000,000  New York State Environmental
              Facilities Corp., Pooled Loan,
              Pollution Control Revenue,
              State Revolving Fund Series 00-B,
              5.875%, 07/15/2020 ..........................            5,740,950
                                                                     -----------

              Total Water/Sewer Revenue
              (Cost $42,703,583) ..........................           46,314,662
                                                                     -----------
              Miscellaneous Revenue-1.10%
   1,420,000  Virgin Islands Public Finance
              Authority, Revenue Refunding
              Subordinated Lien-Fund Loan
              Notes Series D,
              5.50%, 10/01/2002 ...........................            1,420,000
   1,000,000  Port Authority of New York &
              New Jersey, Consolidated 124th
              Series, 4.00%, 08/01/2003 ...................            1,019,060
   3,495,000  Battery Park City Authority,
              New York, Revenue Series A,
              6.00%, 11/01/2003 ...........................            3,650,143
   2,000,000  New York Convention Center
              Operating Corp., Certificates
              of Participation, Yale
              Building Acquisition Project,
              6.50%, 12/01/2004 ...........................            2,040,000
   1,000,000  United Nations Development
              Corp., New York, Revenue,
              Senior Lien Series B,
              5.00%, 07/01/2006 ...........................            1,003,270
   1,000,000  MTA, New York, Revenue
              Refunding Transportation
              Series E, 5.50%, 11/15/2006 .................            1,128,330
   1,000,000  Port Authority of New York &
              New Jersey, Consolidated
              91street, 5.125%, 11/15/2011 ................            1,029,560
                                                                     -----------

              Total Miscellaneous Revenue
              (Cost $11,080,989) ..........................           11,290,363
                                                                     -----------


--------------------------------------------------------------------------------
106 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                    ----------------------------
                                                    NEW YORK MUNICIPAL PORTFOLIO
                                                    PORTFOLIO OF INVESTMENTS
                                                    ----------------------------

Principal                                                                 Market
Amount        Description                                                  Value
--------------------------------------------------------------------------------

              Industrial Development/Pollution Control
              Revenue-3.34%
$    885,000  New York State Environmental
              Facilities Corp., Pollution
              Control Revenue, State
              Revolving Fund, New York City
              Municipal Water Finance
              Authority Prerefunded Series 94-A,
              5.75%, 06/15/2007 .............................        $   967,509
     115,000  New York State Environmental
              Facilities Corp., Pollution
              Control Revenue, State
              Revolving Fund, New York City
              Municipal Water Finance
              Authority Unrefunded Balance,
              5.75%, 06/15/2007 .............................            124,372
   1,490,000  New York State Environmental
              Facilities Corp., Pollution
              Control Revenue, State
              Revolving Fund, New York City
              Municipal Water Finance
              Authority Prerefunded Series 94-A,
              5.75%, 06/15/2011 .............................          1,786,480
   5,515,000  New York State Environmental
              Facilities Corp., Pollution
              Control Revenue, State
              Revolving Fund, New York City
              Municipal Water Finance
              Authority Unrefunded Balance,
              5.75%, 06/15/2011 .............................          6,556,839
   3,800,000  New York State Environmental
              Facilities Corp., Solid Waste
              Disposal Revenue Waste
              Management Project Series A,
              4.00%, 05/01/2012 .............................          3,820,710
     185,000  New York State Environmental
              Facilities Corp., Clean Water
              & Drinking Prerefunded
              Revolving Funds, Series D,
              5.15%, 10/15/2019 .............................            214,576
   1,255,000  New York State Environmental
              Facilities Corp., Clean Water
              & Drinking Prerefunded
              Revolving Funds, Series D,
              5.15%, 10/15/2019 .............................          1,338,206
   4,750,000  Pope County, Arkansas Revenue,
              Entergy Arkansas Inc. Project,
              5.05%, 09/01/2028 .............................          4,828,138


--------------------------------------------------------------------------------
                                  ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 7

----------------------------
NEW YORK MUNICIPAL PORTFOLIO
    PORTFOLIO OF INVESTMENTS
----------------------------

Principal                                                                Market
Amount        Description                                                 Value
-------------------------------------------------------------------------------

$  5,500,000  Matagorda County Navigation
              District No.1, Texas Pollution
              Control Revenue, Refunding
              Central Power & Light Co.
              Series A, 3.75%, 05/01/2030 ..............        $     5,547,410
   1,100,000  Maricopa County Industrial
              Development Authority, Arizona
              Solid Waste Disposal Revenue,
              Waste Management Inc. Project,
              4.80%, 12/01/2031 ........................              1,123,705
   7,690,000  Brazos River Authority, Texas
              Pollution Control Revenue,
              Refunding TXU Electric Company
              Project Series D,
              4.25%, 05/01/2033 ........................              7,754,365
                                                                ---------------

              Total Industrial Development/Pollution
              Control Revenue (Cost $32,578,350) .......             34,062,310
                                                                ---------------

              Total Revenue (Cost $196,892,559) ........            207,295,005
                                                                ---------------
              Asset-Backed Securities-1.39%
              Housing-1.39%
   9,770,000  New York State Mortgage
              Agency, Revenue, AMT Homeowner
              Mortgage Series 99,
              4.50%, 04/01/2023 ........................             10,329,333
   2,155,000  New York State Dormitory
              Authority, Revenue, Highland
              Community Development Corp.
              Series B, 5.50%, 07/01/2023 ..............              2,170,365
   1,635,000  New York State Mortgage
              Agency, Revenue, AMT Homeowner
              Mortgage Series 69,
              5.50%, 10/01/2028 ........................              1,688,922
                                                                ---------------

              Total Housing (Cost $13,576,893) .........             14,188,620
                                                                ---------------
              Total Asset-Backed Securities
              (Cost $13,576,893) .......................             14,188,620
                                                                ---------------

              Investment Summary
              Total Investments-100.80%
              (Cost $970,516,556)
              (Note E, below) ..........................          1,028,710,606
              Cash and Other Assets,
              Less Liabilities-(0.80%) .................             (8,167,521)
                                                                ---------------

              Net Assets-100.00% .......................        $ 1,020,543,085
                                                                ===============


--------------------------------------------------------------------------------
108 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                    ----------------------------
                                                    NEW YORK MUNICIPAL PORTFOLIO
                                                    PORTFOLIO OF INVESTMENTS
                                                    ----------------------------

              Short Futures Contract                                Unrealized
Contracts     Description                 Value                   Depreciation
--------------------------------------------------------------------------------
189           Interest Rate
              Swap 10 Yr. Future
              December 2002...............$21,398,344               $(572,212)
                                                                    ---------
              Total Short Futures Contract...........               $(572,212)
                                                                    ---------

                              Interest Rate Swaps
--------------------------------------------------------------------------------
Notional                         Rate       Rate    Termination    Unrealized
Amount           Description   Received     Paid       Date        Gain/(Loss)
--------------------------------------------------------------------------------
7,000,000       BMA Interest    2.62%     Variable*   11/01/04       $ 162,015
                Rate Swap
7,000,000       BMA Interest  Variable*      4.03     11/01/11        (523,810)
                Rate Swap                                            ---------

Total Interest Rate Swaps............................                $(361,795)
                                                                     ---------

* Variable interest based on the Municipal Swap Index, which fluctuates weekly.

(a)   Explanation of abbreviations:

      Insured-bond abbreviations:

      ACA - ACA Financial Guaranty Corporation
      AMBAC - AMBAC Indemnity Corporation
      FGIC - Financial Guaranty Insurance Company
      FSA - Financial Security Assurance, Inc.
      IBC - International Bancshares Corporation
      MBIA - Municipal Bond Investors Assurance Corporation

      Other abbreviations:

      AMT - Subject to Alternative Minimum Tax
      FHA - Federal Housing Administration
      MTA - Metropolitan Transportation Authority

(b) Represents entire or partial position segregated as collateral for interest rate swaps.

(c)   When-issued security.

(d) Represents entire or partial position segregated as collateral for margin requirement on open futures contract.

(e) At September 30, 2002, the cost basis of investment securities owned was substantially identical for both book and tax. Gross unrealized appreciation of investments was $58,200,667 and gross unrealized depreciation of investments was $6,617 resulting in net unrealized appreciation of $58,194,050.

      See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 109

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
September 30, 2002

                                               California         Diversified
                                                Municipal          Municipal
                                                Portfolio          Portfolio
                                             ===============    ===============

Assets
Investments in securities at value .......   $   677,753,397    $ 1,931,517,565
Cash in bank .............................           123,038             24,245
Receivables:
Interest .................................         8,323,077         26,065,304
Investment securities sold ...............         8,360,200          4,216,395
Capital shares sold ......................         4,034,291         10,686,016
                                             ---------------    ---------------
Total assets .............................       698,594,003      1,972,509,525
                                             ===============    ===============
Liabilities
Payables:
Dividends to shareholders ................           452,040          1,493,642
Investment securities purchased ..........        22,757,322         48,739,773
Capital shares redeemed ..................           285,977          2,499,202
Management fee (Note 2A) .................           273,384            739,845
Shareholder servicing and administration
  fee (Note 2B) ..........................            48,891            140,996
Accrued expenses .........................           128,857            338,564
Margin owed to broker on futures contracts            82,500            260,563
Depreciation on swap agreement (Note 1 J)                 -0-                -0-
                                             ---------------    ---------------
Total liabilities ........................        24,028,971         54,212,585
                                             ---------------    ---------------
Net Assets ...............................   $   674,565,032    $ 1,918,296,940
                                             ===============    ===============

Cost of investments ......................   $   642,515,233    $ 1,826,794,785
                                             ===============    ===============
Net Assets Consist of:
Capital stock, at par ....................   $        46,241    $       133,492
Additional paid-in capital ...............       639,663,919      1,822,754,657
Undistributed net investment
  income/(excess distributions) ..........           (34,764)            24,852
Accumulated net realized gain (loss) on
  investments and futures ................           (59,059)        (8,139,012)
Unrealized appreciation (depreciation) of
  investments and futures ................        34,948,695        103,522,951
                                             ---------------    ---------------
                                             $   674,565,032    $ 1,918,296,940
                                             ===============    ===============

See Notes to Financial Statements.


--------------------------------------------------------------------------------
110 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

                                               California         Diversified
                                                Municipal          Municipal
                                                Portfolio          Portfolio
                                             ===============    ===============

Municipal Class Shares
Net Assets ...............................   $   597,222,035    $ 1,731,818,354
                                             ===============    ===============
Shares of capital stock outstanding ......        40,939,421        120,519,045
                                             ===============    ===============
Alliance Intermediate Municipal
  Class A Shares
Net Assets ...............................   $    34,908,853    $    81,944,273
                                             ===============    ===============
Shares of capital stock outstanding ......         2,393,069          5,701,147
                                             ===============    ===============
Alliance Intermediate Municipal
  Class B Shares
Net Assets ...............................   $    18,687,682    $    53,115,368
                                             ===============    ===============
Shares of capital stock outstanding ......         1,280,824          3,694,600
                                             ===============    ===============
Alliance Intermediate Municipal
  Class C Shares
Net Assets ...............................   $    23,746,462    $    51,418,945
                                             ===============    ===============
Shares of capital stock outstanding ......         1,627,909          3,577,006
                                             ===============    ===============
Calculation of Maximum Offering Price
Municipal Class Shares
Net asset value and offering price
  per share ..............................            $14.59             $14.37
                                                      ======             ======
Alliance Intermediate Municipal
  Class A Shares
Net asset value and redemption price
  per share ..............................            $14.59             $14.37
Sales charge--4.25% of public
  offering price .........................              0.65               0.64
                                                      ------             ------
Maximum offering price ...................            $15.24             $15.01
                                                      ======             ======
Alliance Intermediate Municipal
  Class B Shares
Net asset value and offering price
  per share ..............................            $14.59             $14.38
                                                      ======             ======
Alliance Intermediate Municipal
  Class C Shares
Net asset value and offering price
  per share ..............................            $14.59             $14.37
                                                      ======             ======

See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 111

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

                                                                   New York
                                                                   Municipal
                                                                   Portfolio
                                                                ===============

Assets
Investments in securities at value ..........................   $ 1,028,710,606
Cash in bank ................................................           142,728
Receivables:
Interest ....................................................        13,696,333
Investment securities sold ..................................         1,375,000
Capital shares sold .........................................         5,723,291
                                                                ---------------
Total assets ................................................     1,049,647,958
                                                                ===============
Liabilities
Payables:
Dividends to shareholders ...................................           806,698
Investment securities purchased .............................        25,995,056
Capital shares redeemed .....................................         1,086,266
Management fee (Note 2A) ....................................           408,485
Shareholder servicing and administration fee (Note 2B) ......            76,074
Accrued expenses ............................................           240,561
Margin owed to broker on futures contracts ..................           129,938
Depreciation on swap agreement (Note 1 J) ...................           361,795
                                                                ---------------
Total liabilities ...........................................        29,104,873
                                                                ---------------
Net Assets ..................................................   $ 1,020,543,085
                                                                ===============

Cost of investments .........................................   $   970,516,556
                                                                ===============
Net Assets Consist of:
Capital stock, at par .......................................   $        71,720
Additional paid-in capital ..................................       968,308,213
Undistributed net investment
  income/(excess distributions) .............................             4,122
Accumulated net realized gain (loss)
  on investments and futures ................................        (5,101,013)
Unrealized appreciation (depreciation)
  of investments and futures ................................        57,260,043
                                                                ---------------
                                                                $ 1,020,543,085
                                                                ===============

See Notes to Financial Statements.


--------------------------------------------------------------------------------
112 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

                                                                   New York
                                                                   Municipal
                                                                   Portfolio
                                                                ===============

Municipal Class Shares
Net Assets ..................................................     $940,301,717
                                                                  ============
Shares of capital stock outstanding .........................       66,077,912
                                                                  ============
Alliance Intermediate Municipal Class A Shares
Net Assets ..................................................     $ 36,759,503
                                                                  ============
Shares of capital stock outstanding .........................        2,584,521
                                                                  ============
Alliance Intermediate Municipal Class B Shares
Net Assets ..................................................     $ 25,634,547
                                                                  ============
Shares of capital stock outstanding .........................        1,802,866
                                                                  ============
Alliance Intermediate Municipal Class C Shares
Net Assets ..................................................     $ 17,847,318
                                                                  ============
Shares of capital stock outstanding .........................        1,254,517
                                                                  ============
Calculation of Maximum Offering Price
Municipal Class Shares
Net asset value and offering price per share.................           $14.23
                                                                        ======
Alliance Intermediate Municipal Class A Shares
Net asset value and redemption price per share                          $14.22
Sales charge--4.25% of public offering price.................             0.63
                                                                        ------
Maximum offering price.......................................           $14.85
                                                                        ======
Alliance Intermediate Municipal Class B Shares
Net asset value and offering price per share.................           $14.22
                                                                        ======
Alliance Intermediate Municipal Class C Shares
Net asset value and offering price per share.................           $14.23
                                                                        ======

See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 113

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Year Ended September 30, 2002

                                                   California       Diversified
                                                    Municipal        Municipal
                                                    Portfolio        Portfolio
                                                  =============    =============

Investment Income
Income:
Interest ......................................   $  23,806,997    $  73,017,032
                                                  -------------    -------------
Total income ..................................      23,806,997       73,017,032
                                                  -------------    -------------
Expenses (Notes 1 and 2):
Management fee ................................       2,818,444        7,665,029
Shareholder servicing and
  administration fee ..........................         541,457        1,532,681
Custodian and transfer agent fees .............         215,340          447,190
Distribution Fees--Alliance Intermediate
  Municipal Class A ...........................          29,566           80,049
Distribution Fees--Alliance Intermediate
  Municipal Class B ...........................          54,974          171,250
Distribution Fees--Alliance Intermediate
  Municipal Class C ...........................          69,002          157,890
Legal fees ....................................          55,260           98,724
Auditing and tax fees .........................          48,296          124,571
Registration fees .............................          17,901          165,548
Printing fees .................................          15,816           61,272
Directors' fees and expenses ..................          12,713           39,701
Miscellaneous .................................          17,860           37,725
                                                  -------------    -------------
Total expenses ................................       3,896,629       10,581,630
                                                  -------------    -------------
Net investment income .........................      19,910,368       62,435,402
                                                  =============    =============
Realized and Unrealized Gain (Loss)
on Investments
Net realized gain (loss) from:
  Investment transactions .....................       2,879,766        1,609,640
  Futures transactions ........................        (390,993)         240,431
                                                  -------------    -------------
Net realized gain (loss) on investment
  transactions ................................       2,488,773        1,850,071
                                                  -------------    -------------
Net increase (decrease) in unrealized
  appreciation/(depreciation) of:
  Investments and futures .....................      13,873,411       40,631,866
                                                  -------------    -------------
Net increase (decrease) in unrealized
  appreciation/(depreciation) on
  investments and futures .....................      13,873,411       40,631,866
                                                  -------------    -------------
Net realized and unrealized gain
  (loss) on investments and futures ...........      16,362,184       42,481,937
                                                  -------------    -------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations ...................   $  36,272,552    $ 104,917,339
                                                  =============    =============

See Notes to Financial Statements.


--------------------------------------------------------------------------------
114 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

                                                                   New York
                                                                   Municipal
                                                                   Portfolio
                                                                ===============

Investment Income
Income:
Interest ....................................................   $    39,142,397
                                                                ---------------
Total income ................................................        39,142,397
                                                                ---------------
Expenses (Notes 1 and 2):
Management fee ..............................................         4,308,118
Shareholder servicing and administration fee ................           835,185
Custodian and transfer agent fees ...........................           281,660
Distribution Fees--Alliance Intermediate Municipal Class A ..            38,517
Distribution Fees--Alliance Intermediate Municipal Class B ..            82,352
Distribution Fees--Alliance Intermediate Municipal Class C ..            54,199
Legal fees ..................................................            64,688
Auditing and tax fees .......................................            61,705
Registration fees ...........................................            35,628
Printing fees ...............................................            19,030
Directors' fees and expenses ................................            16,866
Miscellaneous ...............................................            22,695
                                                                ---------------
Total expenses ..............................................         5,820,643
                                                                ---------------
Net investment income .......................................        33,321,754
                                                                ===============
Realized and Unrealized Gain (Loss)
   on Investments
Net realized gain (loss) from:
   Investment transactions ..................................         1,933,917
   Futures transactions .....................................          (790,959)
                                                                ---------------
Net realized gain (loss)
   on investment transactions ...............................         1,142,958
                                                                ---------------
Net increase (decrease) in unrealized
   appreciation/(depreciation) of:
   Investments and futures ..................................        25,156,620
                                                                ---------------
Net increase (decrease) in unrealized
appreciation/(depreciation) on
investments and futures .....................................        25,156,620
                                                                ---------------
Net realized and unrealized gain
(loss) on investments and futures ...........................        26,299,578
                                                                ---------------
Net increase (Decrease) in Net Assets Resulting
from Operations .............................................   $    59,621,332
                                                                ===============

See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 115

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                California Municipal Portfolio
                                                ==============================
                                                    Year             Year
                                                    Ended            Ended
                                                   9/30/02          9/30/01
                                                =============    =============

Increase (Decrease) in Net Assets
from Operations:
Net investment income .......................   $  19,910,368    $  18,752,684
Net realized gain on investments and
   futures transactions .....................       2,488,773        1,307,818
Increase in unrealized
appreciation/(depreciation) of:
Investments and futures .....................      13,873,411       12,439,145
                                                -------------    -------------
Net increase in net assets resulting from
   operations ...............................      36,272,552       32,499,647
                                                -------------    -------------
Dividends and distributions to
shareholders:
Dividends from net investment income(a)
   Municipal Class ..........................     (19,334,663)     (18,752,684)
   Alliance Intermediate Municipal Class A ..        (293,499)              -0-
   Alliance Intermediate Municipal Class B ..        (124,935)              -0-
   Alliance Intermediate Municipal Class C ..        (157,271)              -0-
                                                -------------    -------------
Total dividends and distributions to
shareholders ................................     (19,910,368)     (18,752,684)
                                                -------------    -------------
Capital-share Transactions (Note 7):
Net proceeds from sales of shares ...........     285,467,310      136,434,380
Net proceeds from sales of shares issued
   to shareholders on reinvestment of
   dividends and distributions ..............       4,515,691        3,949,725
                                                -------------    -------------
Total proceeds from shares sold .............     289,983,001      140,384,105
Cost of shares redeemed .....................    (122,974,639)    (113,680,377)
                                                -------------    -------------
Increase in net assets from capital-share
   transactions .............................     167,008,362       26,703,728
                                                -------------    -------------
Net increase in net assets ..................     183,370,546       40,450,691
Net Assets:
Beginning of period .........................     491,194,486      450,743,795
                                                -------------    -------------
End of period(b) ............................   $ 674,565,032    $ 491,194,486
                                                =============    =============

See footnote summary on page 118.

See Notes to Financial Statements.


--------------------------------------------------------------------------------
116 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

                                                    Diversified Municipal Portfolio
                                                  ==================================
                                                       Year               Year
                                                       Ended              Ended
                                                      9/30/02            9/30/01
                                                  ===============    ===============
Increase (Decrease) in Net Assets
from Operations:
Net investment income .........................   $    62,435,402    $    54,810,292
Net realized gain on investments and
   futures transactions .......................         1,850,071          1,587,436
Increase in unrealized
appreciation/(depreciation) of:
Investments and futures .......................        40,631,866         48,578,706
                                                  ---------------    ---------------
Net increase in net assets resulting from
   operations .................................       104,917,339        104,976,434
                                                  ---------------    ---------------
Dividends and distributions to
shareholders:
Dividends from net investment income(a)
   Municipal Class ............................       (60,623,308)       (54,810,292)
   Alliance Intermediate Municipal Class A ....          (913,111)                -0-
   Alliance Intermediate Municipal Class B ....          (470,404)                -0-
   Alliance Intermediate Municipal Class C ....          (428,579)                -0-
                                                  ---------------    ---------------
Total dividends and distributions to
shareholders ..................................       (62,435,402)       (54,810,292)
                                                  ---------------    ---------------
Capital-share Transactions (Note 7):
Net proceeds from sales of shares .............       776,064,438        351,001,150
Net proceeds from sales of shares issued
   to shareholders on reinvestment of
   dividends and distributions ................        14,236,668         11,037,932
                                                  ---------------    ---------------
Total proceeds from shares sold ...............       790,301,106        362,039,082
Cost of shares redeemed .......................      (303,138,698)      (229,334,066)
                                                  ---------------    ---------------
Increase in net assets from capital-share
   transactions ...............................       487,162,408        132,705,016
                                                  ---------------    ---------------
Net increase in net assets ....................       529,644,345        182,871,158
Net Assets:
Beginning of period ...........................     1,388,652,595      1,205,781,437
                                                  ---------------    ---------------
End of period(b) ..............................   $ 1,918,296,940    $ 1,388,652,595
                                                  ===============    ===============

See footnote summary on page 118.

See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 117

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

                                                 New York Municipal Portfolio
                                               ================================
                                                    Year              Year
                                                    Ended             Ended
                                                   9/30/02           9/30/01
                                               ===============    =============

Increase (Decrease) in Net Assets
from Operations:
Net investment income .......................  $    33,321,754    $  29,733,087
Net realized gain (loss) on investments and
   futures transactions .....................        1,142,958          (98,344)
Increase in unrealized
appreciation/(depreciation) of:
Investments and futures .....................       25,156,620       24,798,417
                                               ---------------    -------------
Net increase in net assets resulting from
operations ..................................       59,621,332       54,433,160
                                               ---------------    -------------
Dividends and distributions to
shareholders:
Dividends from net investment income(a)
   Municipal Class ..........................      (32,521,250)     (29,733,087)
   Alliance Intermediate Municipal Class A ..         (435,369)              -0-
   Alliance Intermediate Municipal Class B ..         (221,444)              -0-
   Alliance Intermediate Municipal Class C ..         (143,691)              -0-
                                               ---------------    -------------
Total dividends and distributions
   to shareholders ..........................      (33,321,754)     (29,733,087)
                                               ---------------    -------------
Capital-share Transactions (Note 7):
Net proceeds from sales of shares ...........      356,164,541      180,660,180
Net proceeds from sales of shares issued
   to shareholders on reinvestment of
   dividends and distributions ..............       10,126,823        8,780,932
                                               ---------------    -------------
Total proceeds from shares sold .............      366,291,364      189,441,112
Cost of shares redeemed .....................     (135,775,446)    (124,136,837)
                                               ---------------    -------------
Increase in net assets from capital-share
   transactions .............................      230,515,918       65,304,275
                                               ---------------    -------------
Net increase in net assets ..................      256,815,496       90,004,348
Net Assets:
Beginning of period .........................      763,727,589      673,723,241
                                               ---------------    -------------
End of period(b) ............................  $ 1,020,543,085    $ 763,727,589
                                               ===============    =============

(a) Alliance Intermediate Municipal Class A, B and C Shares commenced distribution on February 1, 2002.

(b)   Includes undistributed net investment income/(excess distributions) of:
      $(34,764), $(34,764), $24,852, $24,852, $4,122 and $4,122, respectively.

      See Notes to Financial Statements.


--------------------------------------------------------------------------------
118 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
September 30, 2002

NOTE 1.

Organization and Significant Accounting Policies

The Alliance Intermediate Municipal Class A, B and C shares are shares of three Portfolios of the Sanford C. Bernstein Fund, Inc. (the "Fund"): California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio (collectively, the "Intermediate Municipal Portfolios" or "Portfolios"). The Fund is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund is currently comprised of 12 series each with its own investment objectives. Effective February 1, 2002, the Intermediate Municipal Portfolios commenced offering Alliance Intermediate Municipal Class A, Alliance Intermediate Municipal Class B and Alliance Intermediate Municipal Class C Shares (collectively, "Intermediate Class Shares") in addition to the existing Municipal Class shares (each, a "Municipal Class"). These financial statements include only the Intermediate Municipal Portfolios. The financial highlights of the Municipal Class shares are presented in a separate financial report. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan, as applicable.

A. Portfolio Valuation

The net asset value of each Portfolio is computed as of the close of regular trading of the New York Stock Exchange (normally 4:00 p.m., New York time). The value of each security for which readily available market quotations exist is based on the most recent sales price, bid price or the mean between the most recent available bid and asked prices in the broadest and most representative market for that security as determined by Alliance Capital Management L.P. (the "Adviser"). The Adviser may also use an independent pricing service to value the Portfolios' assets to the extent that the Adviser deems appropriate. Debt instruments with remaining maturities of 60 days or less may be valued at amortized cost. Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Adviser of the Fund under procedures established by and under the general supervision of the Board of Directors.

B. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis, and dividend income is recorded on the ex-dividend date.

C. Futures Contracts

Upon entering into a futures contract, a Portfolio is required by the Exchange to deposit cash or to pledge U.S. Government securities with a broker in an amount (initial margin) equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments, which are dependent on the daily fluctuations in the market value of the underlying index or security, are made or received by the


--------------------------------------------------------------------------------
                                ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 119

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

Portfolio each day (daily variation margin) or at other intervals as is required. The aggregate of these payments or receipts through the expiration of the futures contract is recorded for book purposes as unrealized gains or losses by the Portfolio. If the Portfolio enters into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed.

D. Taxes

Each of the Portfolios is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal income taxes to the extent that all of its income is distributed.

E. Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund's policy that its custodian receive delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio's ability to dispose of the underlying securities.

F. Securities Transactions on a When-Issued or Delayed-Delivery Basis

Any Portfolio may purchase securities on a when-issued basis or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security's value in determining the Portfolio's net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security's value in determining the Portfolio's net asset value. Each Portfolio segregates cash and marketable securities at least equal in value to its purchase commitment for when-issued or delayed-delivery securities, and segregates portfolio securities on a delayed-delivery basis.

G. Distribution of Income and Gains

Net investment income of the Portfolios is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such


--------------------------------------------------------------------------------
120 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

temporary differences, "excess distributions" are reflected in the accompanying financial statements. Certain other differences--permanent differences--arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

H. Income and Expenses

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class. Class-specific expenses are borne by the respective class.

I. Use of Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

J. Interest Rate Swap Agreements

The Fund enters into interest rate swaps to protect itself from interest rate fluctuations on the underlying debt instruments. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations on the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of investments. Realized gains and losses from terminated swaps are included in net realized gains/losses on investment transactions.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio's assets, places purchase and sales orders and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In ad-


--------------------------------------------------------------------------------
                                ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 121

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

dition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors. The Adviser receives an investment management fee, at an annualized rate of up to .50% of the first $1 billion and ..45% in excess of $1 billion for the Portfolios.

B. Shareholder Servicing and Administrative Fee; Transfer Agency Agreement

Under the Shareholder Servicing and Administrative Agreement dated as of October 2, 2000, between the Fund and the Adviser, the Adviser agrees to pay expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders, and administrative services to the Fund and the Portfolios. This agreement applies only to the Municipal Class shares of the Portfolios. Under the agreement, the fee payable by each Municipal Class share for services under this agreement is .10 of 1% of the average daily net assets of each Portfolio during the month.

Under a Transfer Agency Agreement, the Class A, B and C shares of the Portfolios compensate Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. Such compensation amounted to: California Municipal Portfolio, $10,500; Diversified Municipal Portfolio, $12,770; and New York Municipal Portfolio, $10,500, for the period from February 1, 2002 to September 30, 2002.

C. Distribution--Municipal Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Municipal Class shares of each Portfolio, and Sanford C. Bernstein & Co., LLC (the "Distributor"), the Distributor agrees to act as agent to sell Municipal Class shares of the Portfolios. This agreement does not apply to the Class A, B and C shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly-owned subsidiary of Alliance Capital Management L.P.

D. Distribution Arrangements--Intermediate Municipal Classes

The Class A, B and C shares of the Portfolios have adopted a Distribution Services Agreement (the "Agreement"), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each such class pays distribution services fees to Alliance Fund Distributors, Inc.
(AFD), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of each Portfolio's average daily net assets attributable to the Intermediate Municipal Class A shares and 1% of each Intermediate Municipal Portfolio's average daily net assets attributable to both Class B and Class C shares. The fees are ac-


--------------------------------------------------------------------------------
122 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

crued daily and paid monthly. The Agreement provides that AFD will use such payments in their entirety for distribution assistance and promotional activities. AFD has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

                                                      Class B           Class C
                                                    ==========          ========

California Municipal .....................          $  478,209          $216,213
Diversified Municipal ....................           1,165,556           458,754
New York Municipal .......................             599,069           183,345

Such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by AFD beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio's Class A, B or C shares.

E. Other Transactions with Affiliates

Class A shares of the Portfolios are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

AFD has advised the Fund that it has received front-end sales charges from sales of Class A shares and contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for the period ended September 30, 2002 as follows:

                                      Front-End  Contingent Deferred Sales Charges
                                  Sales Charges  ---------------------------------
Portfolio                               Class A    Class A    Class B    Class C
----------------------------------------------------------------------------------
California Municipal ...............   $259,155     $   -0-   $ 6,167    $ 4,125
Diversified Municipal ..............    705,716         -0-    21,605     14,810
New York Municipal .................    293,206      1,041      4,968      4,632


--------------------------------------------------------------------------------
                                ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 123

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE 3.

Investment Security Transactions

Purchases and Sales

For the period from October 1, 2001 through September 30, 2002, the Portfolios had purchase and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

                              Purchases                               Sales
                         Excluding U.S.      Purchases of    Excluding U.S.          Sales of
                             Government   U.S. Government        Government   U.S. Government
                             Securities        Securities        Securities        Securities
---------------------------------------------------------------------------------------------
California Municipal    $   340,617,643   $    13,999,388   $   157,343,903   $    14,000,000
Diversified Municipal       755,692,027        18,298,074       318,477,835        18,300,000
New York Municipal          506,104,176        11,765,625       272,018,086        29,852,168

NOTE 4.

Distributions to Shareholders

The tax character of the distributions paid during the fiscal years ended September 30, 2002, and September 30, 2001, were as follows:

California Municipal                                  2002             2001
                                                  =============    =============

Distributions paid from:
   ordinary income ............................   $      38,568    $   1,419,578
                                                  -------------    -------------
Total taxable distributions paid ..............          38,568        1,419,578
Tax exempt distributions ......................      19,871,800       17,333,106
                                                  -------------    -------------
Total distributions paid ......................   $  19,910,368    $  18,752,684
                                                  =============    =============

Diversified Municipal                                  2002             2001
                                                  =============    =============

Distributions paid from:
   ordinary income ............................   $      45,929    $   1,357,600
                                                  -------------    -------------
Total taxable distributions paid ..............          45,929        1,357,600
Tax exempt distributions ......................      62,389,473       53,452,692
                                                  -------------    -------------
Total distributions paid ......................   $  62,435,402    $  54,810,292
                                                  =============    =============

New York Municipal                                     2002             2001
                                                  =============    =============

Distributions paid from:
   ordinary income ............................   $     323,848    $   1,041,033
                                                  -------------    -------------
Total taxable distributions paid ..............         323,848        1,041,033
Tax exempt distributions ......................      32,997,906       28,692,054
                                                  -------------    -------------
Total distributions paid ......................   $  33,321,754    $  29,733,087
                                                  =============    =============

As of September 30, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                                                                         Total
                                              Accumulated         Unrealized       Accumulated
                               Ordinary       Capital and      Appreciation/         Earnings/
                                 Income   Other Losses(a)    Depreciation(b)         (Deficit)
----------------------------------------------------------------------------------------------
California Municipal                  0          (334,275)        35,223,911        34,889,636
Diversified Municipal            21,010        (7,568,671)       102,952,610        95,404,949
New York Municipal                8,956        (5,672,952)        57,831,982        52,167,986


--------------------------------------------------------------------------------
124 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

(a) At September 30, 2002, the following Portfolios had capital loss carryforwards as shown below:

                                        Capital Loss
                                     Carryforward Amount            Expiration
--------------------------------------------------------------------------------
California Municipal                     $  334,275                  9/30/2009
Diversified Municipal                     7,568,671                  9/30/2009
New York Municipal                          752,254                  9/30/2008
New York Municipal                        4,920,698                  9/30/2009

(b) The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and mark to market on futures contracts.

During the year ended September 30, 2002, capital loss carryforwards were utilized by the Portfolios as shown below:

                                                                  Capital Loss
                                                                  Carryforward
Utilized
--------------------------------------------------------------------------------
California Municipal                                               $ 2,099,630
Diversified Municipal                                                1,850,071
New York Municipal                                                     570,747

NOTE 5.

Concentration of Credit Risk

The California Municipal Portfolio and the New York Municipal Portfolio invest primarily in securities issued by the States of California and New York, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities.

NOTE 6.

Risks Involved in Futures Contracts

All Portfolios may purchase or sell financial futures contracts for the purpose of hedging their portfolios against adverse effects of anticipated movements in the market. Financial futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index or the market value in U.S. dollars of a foreign currency. The contract amounts reflect the extent of each Portfolio's involvement and risk of loss in these financial instruments. A Portfolio's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio's activities in futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks.

NOTE 7.

Capital-Share Transactions

The Fund has authorized 6.0 billion shares of common stock, par value $0.001 per share, of which, at September 30, 2002, 5,700 million are divided into 12 Portfolios. It has allocated 1.6 billion to the Diversified Municipal Portfolio, divided evenly into four classes and


--------------------------------------------------------------------------------
                                ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 125

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

800 million each to the California Municipal Portfolio and New York Municipal Portfolio, divided evenly into four classes. Share transactions for the Intermediate Municipal Portfolios for the period ended September 30, 2002, and for the year ended September 30, 2001, were as follows:

                        ---------------------------------  --------------------------------
                                      Shares                             Amount
                        ---------------------------------  --------------------------------
                            Year Ended        Year Ended       Year Ended        Year Ended
California               September 30,     September 30,    September 30,     September 30,
Municipal Portfolio               2002              2001             2002              2001
-------------------------------------------------------------------------------------------
Municipal Class
Shares sold                 14,442,640         9,689,510   $  205,764,362    $  136,434,380
-------------------------------------------------------------------------------------------
Shares issued
  to shareholders
  on reinvestment
  of dividends and
  distributions                291,054           280,939        4,144,774         3,949,725
-------------------------------------------------------------------------------------------
Shares redeemed             (8,311,790)       (8,090,543)    (118,510,606)     (113,680,377)
-------------------------------------------------------------------------------------------
Net increase                 6,421,904         1,879,906       91,398,530        26,703,728
-------------------------------------------------------------------------------------------
Beginning of
  period                    34,517,517        32,637,611      472,701,798       445,998,070
-------------------------------------------------------------------------------------------
End of period               40,939,421        34,517,517   $  564,100,328    $  472,701,798
-------------------------------------------------------------------------------------------
                        ---------------------------------  --------------------------------
                                      Shares                             Amount
                        ---------------------------------  --------------------------------
                            Year Ended        Year Ended       Year Ended        Year Ended
California               September 30,     September 30,    September 30,     September 30,
Municipal Portfolio               2002              2001             2002              2001
-------------------------------------------------------------------------------------------
Alliance Intermediate
  Municipal
  Class A Shares(a)
Shares sold                  2,581,779               -0-   $   36,826,370       $       -0-
-------------------------------------------------------------------------------------------
Shares issued to
  shareholders on
  reinvestment
  of dividends and
  distributions                 12,900               -0-          185,184               -0-
-------------------------------------------------------------------------------------------
Shares converted
  from Class B                     990               -0-           14,174               -0-
-------------------------------------------------------------------------------------------
Shares redeemed               (202,600)              -0-       (2,884,495)              -0-
-------------------------------------------------------------------------------------------
Net increase                 2,393,069               -0-       34,141,233               -0-
-------------------------------------------------------------------------------------------
Beginning of
  period                            -0-              -0-               -0-              -0-
-------------------------------------------------------------------------------------------
End of period                2,393,069               -0-   $   34,141,233       $       -0-
-------------------------------------------------------------------------------------------

(a) Alliance Intermediate Municipal Class A, B and C Shares commenced distribution on February 1, 2002.


--------------------------------------------------------------------------------
126 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                          --------------------------------   ----------------------------------
                                      Shares                                Amount
                          --------------------------------   ----------------------------------
                             Year Ended         Year Ended        Year Ended         Year Ended
California                September 30,      September 30,     September 30,      September 30,
Municipal Portfolio                2002               2001              2002               2001
-----------------------------------------------------------------------------------------------
Alliance Intermediate
  Municipal
  Class B Shares(a)
Shares sold                   1,309,733                 -0-   $    18,687,932     $          -0-
-----------------------------------------------------------------------------------------------
Shares issued to
  shareholders on
  reinvestment
  of dividends and
  distributions                   5,664                 -0-            81,341                -0-
-----------------------------------------------------------------------------------------------
Shares converted to
  Class A                          (990)                -0-           (14,174)               -0-
-----------------------------------------------------------------------------------------------
Shares redeemed                 (33,583)                -0-          (484,447)               -0-
-----------------------------------------------------------------------------------------------
Net increase                  1,280,824                 -0-        18,270,652                -0-
-----------------------------------------------------------------------------------------------
Beginning of period                  -0-                -0-                -0-               -0-
-----------------------------------------------------------------------------------------------
End of period                 1,280,824                 -0-   $    18,270,652     $          -0-
------------------------------------------------------------------------------------------------

                          --------------------------------   ----------------------------------
                                      Shares                                Amount
                          --------------------------------   ----------------------------------
                             Year Ended         Year Ended        Year Ended         Year Ended
California                September 30,      September 30,     September 30,      September 30,
Municipal Portfolio                2002               2001              2002               2001
-----------------------------------------------------------------------------------------------
Alliance Intermediate
  Municipal
  Class C Shares(a)
Shares sold                   1,696,261                 -0-   $    24,174,472     $          -0-
-----------------------------------------------------------------------------------------------
Shares issued to
  shareholders on
  reinvestment
  of dividends and
  distributions                   7,269                 -0-           104,392                -0-
-----------------------------------------------------------------------------------------------
Shares redeemed                 (75,621)                -0-        (1,080,917)               -0-
-----------------------------------------------------------------------------------------------
Net increase                  1,627,909                 -0-        23,197,947                -0-
-----------------------------------------------------------------------------------------------
Beginning of period                  -0-                -0-                -0-               -0-
-----------------------------------------------------------------------------------------------
End of period                 1,627,909                 -0-   $    23,197,947     $          -0-
-----------------------------------------------------------------------------------------------

(a) Alliance Intermediate Municipal Class A, B and C Shares commenced distribution on February 1, 2002.


--------------------------------------------------------------------------------
                                ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 127

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                          --------------------------------   ----------------------------------
                                      Shares                                Amount
                          --------------------------------   ----------------------------------
                             Year Ended         Year Ended        Year Ended         Year Ended
Diversified               September 30,      September 30,     September 30,      September 30,
Municipal Portfolio                2002               2001              2002               2001
-----------------------------------------------------------------------------------------------
Municipal Class
Shares sold                  41,118,363         25,367,022   $   578,376,218    $   351,001,150
-----------------------------------------------------------------------------------------------
Shares issued to
  shareholders
  on reinvestment
  of dividends and
  distributions                 945,480            798,279        13,290,031         11,037,932
-----------------------------------------------------------------------------------------------
Shares redeemed             (20,388,521)       (16,627,419)     (287,013,816)      (229,334,066)
-----------------------------------------------------------------------------------------------
Net increase                 21,675,322          9,537,882       304,652,433        132,705,016
-----------------------------------------------------------------------------------------------
Beginning of
  period                     98,843,723         89,305,841     1,335,725,741      1,203,020,725
-----------------------------------------------------------------------------------------------
End of period               120,519,045         98,843,723   $ 1,640,378,174    $ 1,335,725,741
-----------------------------------------------------------------------------------------------


                          --------------------------------   ----------------------------------
                                      Shares                                Amount
                          --------------------------------   ----------------------------------
                             Year Ended         Year Ended        Year Ended         Year Ended
Diversified               September 30,      September 30,     September 30,      September 30,
Municipal Portfolio                2002               2001              2002               2001
-----------------------------------------------------------------------------------------------
Alliance Intermediate
  Municipal
  Class A Shares(a)
Shares sold                   6,484,538                 -0-   $    91,232,245     $          -0-
-----------------------------------------------------------------------------------------------
Shares issued to
  shareholders on
  reinvestment of
  dividends and
  distributions                  36,588                 -0-           519,135                -0-
-----------------------------------------------------------------------------------------------
Shares converted
  from Class B                    5,101                 -0-            71,727                -0-
----------------------------------------------------------------------------------------------
Shares redeemed                (825,080)                -0-       (11,652,601)               -0-
-----------------------------------------------------------------------------------------------
Net increase                  5,701,147                 -0-        80,170,506                -0-
-----------------------------------------------------------------------------------------------
Beginning of period                  -0-                -0-                -0-               -0-
-----------------------------------------------------------------------------------------------
End of period                 5,701,147                 -0-   $    80,170,506     $          -0-
-----------------------------------------------------------------------------------------------

(a) Alliance Intermediate Municipal Class A, B and C Shares commenced distribution on February 1, 2002.


--------------------------------------------------------------------------------
128 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                          --------------------------------   ----------------------------------
                                      Shares                                Amount
                          --------------------------------   ----------------------------------
                             Year Ended         Year Ended        Year Ended         Year Ended
Diversified               September 30,      September 30,     September 30,      September 30,
Municipal Portfolio                2002               2001              2002               2001
-----------------------------------------------------------------------------------------------
Alliance Intermediate
  Municipal
  Class B Shares(a)
Shares sold                   3,829,105                 -0-   $    53,875,198     $          -0-
-----------------------------------------------------------------------------------------------
Shares issued to
  shareholders on
  reinvestment
  of dividends and
  distributions                  17,058                 -0-           241,756                -0-
-----------------------------------------------------------------------------------------------
Shares converted
  to Class A                     (5,099)                -0-           (71,727)               -0-
-----------------------------------------------------------------------------------------------
Shares redeemed                (146,464)                -0-        (2,076,693)               -0-
-----------------------------------------------------------------------------------------------
Net increase                  3,694,600                 -0-        51,968,534                -0-
-----------------------------------------------------------------------------------------------
Beginning of period                  -0-                -0-                -0-               -0-
-----------------------------------------------------------------------------------------------
End of period                 3,694,600                 -0-   $    51,968,534     $          -0-
-----------------------------------------------------------------------------------------------


                          --------------------------------   ----------------------------------
                                      Shares                                Amount
                          --------------------------------   ----------------------------------
                             Year Ended         Year Ended        Year Ended         Year Ended
Diversified               September 30,      September 30,     September 30,      September 30,
Municipal Portfolio                2002               2001              2002               2001
-----------------------------------------------------------------------------------------------
Alliance Intermediate
  Municipal
  Class C Shares(a)
Shares sold                   3,729,234                 -0-   $    52,509,050     $          -0-
-----------------------------------------------------------------------------------------------
Shares issued to
  shareholders on
  reinvestment of
  dividends and
  distributions                  13,099                 -0-           185,746                -0-
-----------------------------------------------------------------------------------------------
Shares redeemed                (165,327)                -0-        (2,323,861)               -0-
-----------------------------------------------------------------------------------------------
Net increase                  3,577,006                 -0-        50,370,935                -0-
-----------------------------------------------------------------------------------------------
Beginning of period                  -0-                -0-                -0-               -0-
-----------------------------------------------------------------------------------------------
End of period                 3,577,006                 -0-   $    50,370,935     $          -0-
-----------------------------------------------------------------------------------------------

(a) Alliance Intermediate Municipal Class A, B and C Shares commenced distribution on February 1, 2002.


--------------------------------------------------------------------------------
                                ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 129

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                          --------------------------------   ----------------------------------
                                      Shares                                Amount
                          --------------------------------   ----------------------------------
                             Year Ended         Year Ended        Year Ended         Year Ended
New York                  September 30,      September 30,     September 30,      September 30,
Municipal Portfolio                2002               2001              2002               2001
-----------------------------------------------------------------------------------------------
Municipal Class
Shares sold                  19,802,447         13,166,805   $   275,192,072    $   180,660,180
-----------------------------------------------------------------------------------------------
Shares issued to
  shareholders on
  reinvestment
  of dividends and
  distributions                 690,363            640,746         9,582,771          8,780,932
-----------------------------------------------------------------------------------------------
Shares redeemed              (9,541,434)        (9,073,630)     (132,630,305)      (124,136,837)
-----------------------------------------------------------------------------------------------
Net increase                 10,951,376          4,733,921       152,144,538         65,304,275
-----------------------------------------------------------------------------------------------
Beginning
  of period                  55,126,536         50,392,615       737,864,015        672,559,740
-----------------------------------------------------------------------------------------------
End of period                66,077,912         55,126,536   $   890,008,553    $   737,864,015
-----------------------------------------------------------------------------------------------


                          --------------------------------   ----------------------------------
                                      Shares                                Amount
                          --------------------------------   ----------------------------------
                             Year Ended         Year Ended        Year Ended         Year Ended
New York                  September 30,      September 30,     September 30,      September 30,
Municipal Portfolio                2002               2001              2002               2001
-----------------------------------------------------------------------------------------------

Alliance Intermediate
  Municipal
  Class A Shares(a)
Shares sold                   2,652,629                 -0-   $    36,834,823     $          -0-
-----------------------------------------------------------------------------------------------
Shares issued to
  shareholders on
  reinvestment
  of dividends and
  distributions                  22,732                 -0-           317,767                -0-
-----------------------------------------------------------------------------------------------
Shares converted
  from Class B                    3,972                 -0-            56,168                -0-
-----------------------------------------------------------------------------------------------
Shares redeemed                 (94,812)                -0-        (1,330,454)               -0-
-----------------------------------------------------------------------------------------------
Net increase                  2,584,521                 -0-        35,878,304                -0-
-----------------------------------------------------------------------------------------------
Beginning
  of period                          -0-                -0-                -0-               -0-
-----------------------------------------------------------------------------------------------
End of period                 2,584,521                 -0-   $    35,878,304     $          -0-
-----------------------------------------------------------------------------------------------

(a) Alliance Intermediate Municipal Class A, B and C Shares commenced distribution on February 1, 2002.


--------------------------------------------------------------------------------
130 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                          --------------------------------   ----------------------------------
                                      Shares                                Amount
                          --------------------------------   ----------------------------------
                             Year Ended         Year Ended        Year Ended         Year Ended
New York                  September 30,      September 30,     September 30,      September 30,
Municipal Portfolio                2002               2001              2002               2001
-----------------------------------------------------------------------------------------------
Alliance Intermediate
  Municipal
  Class B Shares(a)
Shares sold                   1,848,306                 -0-   $    25,684,859     $          -0-
-----------------------------------------------------------------------------------------------
Shares issued to
  shareholders on
  reinvestment of
  dividends and
  distributions                  11,620                 -0-           162,525                -0-
-----------------------------------------------------------------------------------------------
Shares converted
  to Class A                     (3,973)                -0-           (56,168)               -0-
-----------------------------------------------------------------------------------------------
Shares redeemed                 (53,087)                -0-          (740,035)               -0-
-----------------------------------------------------------------------------------------------
Net increase                  1,802,866                 -0-        25,051,181                -0-
-----------------------------------------------------------------------------------------------
Beginning of period                  -0-                -0-                -0-               -0-
-----------------------------------------------------------------------------------------------
End of period                 1,802,866                 -0-   $    25,051,181     $          -0-
-----------------------------------------------------------------------------------------------


                          --------------------------------   ----------------------------------
                                      Shares                                Amount
                          --------------------------------   ----------------------------------
                             Year Ended         Year Ended        Year Ended         Year Ended
New York                  September 30,      September 30,     September 30,      September 30,
Municipal Portfolio                2002               2001              2002               2001
-----------------------------------------------------------------------------------------------
Alliance Intermediate
  Municipal
  Class C Shares(a)
Shares sold                   1,322,871                 -0-   $    18,396,619     $          -0-
-----------------------------------------------------------------------------------------------
Shares issued to
  shareholders on
  reinvestment of
  dividends and
  distributions                   4,547                 -0-            63,760                -0-
-----------------------------------------------------------------------------------------------
Shares redeemed                 (72,901)                -0-        (1,018,484)               -0-
-----------------------------------------------------------------------------------------------
Net increase                  1,254,517                 -0-        17,441,895                -0-
-----------------------------------------------------------------------------------------------
Beginning of period                  -0-                -0-                -0-               -0-
-----------------------------------------------------------------------------------------------
End of period                 1,254,517                 -0-   $    17,441,895     $          -0-
-----------------------------------------------------------------------------------------------

(a) Alliance Intermediate Municipal Class A, B and C Shares commenced distribution on February 1, 2002.


--------------------------------------------------------------------------------
                                ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 131

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                  Intermediate California Municipal Portfolio
                                                 ------------     ------------    -----------
                                                   Class A          Class B         Class C
                                                    Shares           Shares          Shares
                                                 ------------     ------------    -----------
                                                 February 1,      February 1,     February 1,
                                                  2002(a) to       2002(a) to      2002(a) to
                                                   September        September       September
                                                    30, 2002         30, 2002        30, 2002
                                                 --------------------------------------------
Net asset value, beginning of period ..........   $    14.22      $    14.22      $    14.22
                                                 --------------------------------------------
Income From Investment Operations:
Investment income, net ........................         0.30            0.23            0.23
Net realized and unrealized gain on investments
  and futures .................................         0.37            0.37            0.37
                                                 --------------------------------------------
Total from investment operations ..............         0.67            0.60            0.60
                                                 --------------------------------------------
Less Distributions:
Dividends from taxable net investment income ..           -0-             -0-             -0-
Dividends from tax-exempt net investment income        (0.30)          (0.23)          (0.23)
                                                 --------------------------------------------
Total distributions ...........................        (0.30)          (0.23)          (0.23)
                                                 --------------------------------------------
Net asset value, end of period ................   $    14.59      $    14.59      $    14.59
                                                 ============================================

Total return(b) ...............................         4.76%           4.30%           4.28%
Ratios/Supplemental Data
Net assets, end of period (000 omitted) .......   $   34,909      $   18,688      $   23,746
Average net assets (000 omitted) ..............   $   15,046      $    8,396      $   10,538
Ratio of expenses to average net assets .......         0.97%*          1.68%*          1.68%*
Ratio of net investment income to average
   net assets .................................         2.98%*          2.27%*          2.28%*
Portfolio turnover rate .......................        31.23%          31.23%          31.23%

See footnote summary on page 134


--------------------------------------------------------------------------------
132 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                 Intermediate Diversified Municipal Portfolio
                                                 ------------     ------------    -----------
                                                   Class A          Class B         Class C
                                                    Shares           Shares          Shares
                                                 ------------     ------------    -----------
                                                 February 1,      February 1,     February 1,
                                                  2002(a) to       2002(a) to      2002(a) to
                                                   September        September       September
                                                    30, 2002         30, 2002        30, 2002
                                                 --------------------------------------------
Net asset value, beginning of period ..........   $    14.01      $    14.01      $    14.01
                                                 --------------------------------------------
Income From Investment Operations:
  Investment income, net ......................         0.33            0.27            0.27
  Net realized and unrealized gain on
  investments and futures .....................         0.36            0.37            0.36
                                                 --------------------------------------------
Total from investment operations ..............         0.69            0.64            0.63
                                                 --------------------------------------------
Less Distributions:
Dividends from taxable net investment income ..           -0-             -0-             -0-
Dividends from tax-exempt net investment
  income ......................................        (0.33)          (0.27)          (0.27)
                                                 --------------------------------------------
Total distributions ...........................        (0.33)          (0.27)          (0.27)
                                                 --------------------------------------------
Net asset value, end of period ................   $    14.37      $    14.38      $    14.37
                                                 ============================================

Total return(b) ...............................         5.02%           4.63%           4.55%
Ratios/Supplemental Data
Net assets, end of period (000 omitted) .......   $   81,944      $   53,115      $   51,419
Average net assets (000 omitted) ..............   $   40,750      $   26,153      $   24,113
Ratio of expenses to average net assets .......         0.94%*          1.65%*          1.65%*
Ratio of net investment income to average
  net assets ..................................         3.42%*          2.75%*          2.71%*
Portfolio turnover rate .......................        21.85%          21.85%          21.85%

See footnote summary on page 134.


--------------------------------------------------------------------------------
                                ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 133

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                  Intermediate New York Municipal Portfolio
                                                 ------------     ------------    -----------
                                                   Class A          Class B         Class C
                                                    Shares           Shares          Shares
                                                 ------------     ------------    -----------
                                                  February 1,      February 1,    February 1,
                                                   2002(a) to       2002(a) to     2002(a) to
                                                    September        September      September
                                                     30, 2002         30, 2002       30, 2002
                                                 --------------------------------------------
Net asset value, beginning of period ..........   $    13.82      $    13.82      $    13.82
                                                 --------------------------------------------
Income From Investment Operations:
Investment income, net ........................         0.32            0.26            0.26
Net realized and unrealized gain on investments
  and futures .................................         0.40            0.40            0.40
                                                 --------------------------------------------
Total from investment operations ..............         0.72            0.66            0.66
                                                 --------------------------------------------
Less Distributions:
Dividends from taxable net investment income ..           -0-             -0-             -0-
Dividends from tax-exempt net investment income        (0.32)          (0.26)          (0.26)
                                                 --------------------------------------------
Total distributions ...........................        (0.32)          (0.26)          (0.26)
                                                 --------------------------------------------
Net asset value, end of period ................   $    14.22      $    14.22      $    14.22
                                                 ============================================
Total return(b) ...............................         5.30%           4.82%           4.89%
Ratios/Supplemental Data
Net assets, end of period (000 omitted) .......   $   36,760      $   25,635      $   17,847
Average net assets (000 omitted) ..............   $   19,608      $   12,577      $    8,277
Ratio of expenses to average net assets .......         0.95%*          1.67%*          1.66%*
Ratio of net investment income to average
  net assets ..................................         3.39%*          2.69%*          2.65%*
Portfolio turnover rate .......................        36.56%          36.56%          36.56%

*     Annualized.

(a)   Commenced distribution on February 1, 2002.

(b) Total investment return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not to reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.


--------------------------------------------------------------------------------
134 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                            ------------------------------------
                                            REPORT OF PRICEWATERHOUSECOOPERS LLP
                                            INDEPENDENT ACCOUNTANTS
                                            ------------------------------------

REPORT OF PRICEWATERHOUSECOOPERS LLP
INDEPENDENT ACCOUNTANTS

To the Board of Directors and Intermediate Class Shareholders of Sanford C. Bernstein Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of California Municipal Portfolio, Diversified Municipal Portfolio, and New York Municipal Portfolio (three of the twelve portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the "Fund") at September 30, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the Intermediate Class shares for the period February 1, 2002 (commencement of distribution) through September 30, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with accounting standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 15, 2002


--------------------------------------------------------------------------------
                                ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 135

---------------
TAX INFORMATION
---------------

TAX INFORMATION
(Unaudited)

In accordance with Federal tax law, the following table represents each portfolio's designation of "exempt-interest dividends" as a percentage of total dividends paid during the fiscal year ended September 30, 2002.

As required by Federal tax law rules, shareholders will receive notification of their portion of each portfolio's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2002 calendar year on Form 1099-DIV, which will be mailed by January 31, 2003.

                                                   Exempt-Interest Dividends
                                                        as a Percentage
                                                      of Total Dividends
--------------------------------------------------------------------------------
California Municipal                                         99.81%
Diversified Municipal                                        99.93
New York Municipal                                           99.03


--------------------------------------------------------------------------------
136 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

credit rating

Credit ratings are issued by independent organizations, such as Standard & Poor's Ratings group or Moody's Investors Services. These groups attempt to assess the likelihood that the issuer of the bond will be able to make timely payments of principal and interest on the bond, based on such factors as the issuer's financial condition and any collateral securing these obligations. Ratings typically range from AAA which is the highest rating, to D, which is the lowest rating.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a Fund's or an investor's investments.


--------------------------------------------------------------------------------
                                ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 137

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $369 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 600 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/02.


--------------------------------------------------------------------------------
138 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 7:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Web Site at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 139

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

Roger Hertog, President and Treasurer
Andrew S. Adelson, Senior Vice President
Irwin Engelman(1)
Peter W. Huber
William Kristol
Rosalie J. Wolf(1)


OFFICERS

Kathleen A. Corbet, Senior Vice President
Edmund P. Bergan, Jr., Secretary

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Distributor+

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent+

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520

Legal Counsel

Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

(1)   Member of the Audit Committee.

+     For the Intermediate Municipal Portfolios, Class A, B and C shares only.


--------------------------------------------------------------------------------
140 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                         PORTFOLIOS
                                                                           IN FUND          OTHER
 NAME, AGE OF DIRECTOR,                   PRINCIPAL                        COMPLEX      DIRECTORSHIPS
         ADDRESS                        OCCUPATION(S)                    OVERSEEN BY       HELD BY
   (YEARS OF SERVICE*)               DURING PAST 5 YEARS                  DIRECTOR        DIRECTOR
-------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS**
Roger Hertog,**, 61           President and Treasurer, Vice                  12         None
1345 Avenue of the            Chairman and Director - Alliance
Americas                      Capital Management Corporation
New York, NY 10105            ("ACMC"), the General Partner of
(14)                          Alliance Capital Management L.P.
                              ("Alliance") since 2000; prior thereto
                              President, Chief Operating Officer
                              and Director - Sanford C. Bernstein
                              & Co., Inc. ("Bernstein") since prior
                              to 1997.

Andrew S. Adelson,**, 47      Executive Vice President and Chief             12         None
1345 Avenue of the            Investment Officer International
Americas                      Value Equities - ACMC since 2000;
New York, NY 10105            prior thereto Senior Vice President,
(5)                           Chief Investment Officer- International
                              Equities and Director - Bernstein
                              since prior to 1997.


DISINTERESTED DIRECTORS
Irwin Engelman,#, 68          Business Consultant Director of WellGen        12         WellGen Inc.;
936 Fifth Avenue,             Inc.; Baruch College; Long Wharf Theatre;                 Baruch College
New York, NY 10021            National Corporate Theatre Fund and                       Fund;
(2)                           Temple Shaaray Tefila. Formerly he was                    Long Wharf
                              Executive Vice President and Chief                        Theatre;
                              Financial Officer, Youth Stream Media                     National
                              Networks; Vice Chairman and Chief                         Corporate
                              Administrative Officer of Revlon, Inc.                    Theatre Fund;
                              and Executive Vice President and Chief                    Temple Shaaray
                              Financial Officer,  MacAndrews and                        Tefila; 936
                              Forbes Holdings Inc. since prior to 1997.                 Fifth Avenue
                                                                                        Corporation.

Peter W. Huber, 50            Partner-Kellogg Huber Hansen                   12             None
1301 K Street NW,             Todd & Evans (law firm) since prior
Washington, DC 20814          to 1997; Senior Fellow-Manhattan
(2)                           Institute for Policy Research; Chairman,
                              Telecom Policy and Analysis: a Kellog,
                              Huber Consulting Group; Columnist-
                              Forbes Magazine;  Co-Founder-Digital
                              Power Group.


--------------------------------------------------------------------------------
                                ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 141

----------------------
MANAGEMENT OF THE FUND
----------------------

                                                                         PORTFOLIOS
                                                                           IN FUND          OTHER
 NAME, AGE OF DIRECTOR,                   PRINCIPAL                        COMPLEX      DIRECTORSHIPS
         ADDRESS                        OCCUPATION(S)                    OVERSEEN BY       HELD BY
   (YEARS OF SERVICE*)               DURING PAST 5 YEARS                  DIRECTOR        DIRECTOR
-------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)
William Kristol, 49           Editor, The Weekly Standard                    12             None
1150 17th Street NW,          since prior to 1997.
5th Floor,
Washington, DC 20036
(8)

Rosalie J. Wolf,, 61          Managing Director, Offit Hall Capital          12         Airborne, Inc.;
65 East 55th Street,          Management since January 2001; prior                      TIAA-CREFF;
New York, NY 10022            thereto, Managing Partner - Botanica                      North European
(2)                           Capital Partners LLC from June 2000                       Oil Royalty
                              through January 2001; prior thereto,                      Trust.
                              Managing Partner, Botanica Capital
                              Partners LLC; Treasurer and Chief
                              Investment Officer, The Rockefeller
                              Foundation since prior to 1997.

*     There is no stated term of office for the Directors.

** Mr. Hertog and Mr. Adelson are "interested persons", as defined in the 1940 Act, of the Fund because of an affiliation with Alliance.

#     Member of the Audit Committee.


--------------------------------------------------------------------------------
142 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

Officer Information

Certain information concerning the Fund's Officers is set forth below.

                                 Principal Position(s)              Principal Occupation
 Name, Address* and Age              Held with Fund                  During Past 5 Years
-----------------------------------------------------------------------------------------------------
Roger Hertog, 61              President and Treasurer            See biography above.

Andrew S. Adelson, 47         Senior Vice President              See biography above

Kathleen A. Corbet, 42        Senior Vice President              Executive Vice President of ACMC,
                                                                 with which she has been associated
                                                                 since prior to 1997.

Edmund P. Bergan, Jr.,        Secretary                          Senior Vice President and
52                                                               General Counsel of Alliance Fund
                                                                 Distributors, Inc. ("AFD")** and
                                                                 Alliance Global Investor Services,
                                                                 Inc. ("AGIS")**, with which he has
                                                                 been associated since prior to 1997.

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**    AFD and AGIS are affiliates of the Fund.

      The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


--------------------------------------------------------------------------------
                                ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS o 143

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

AllianceBernstein Blended Style Series

U.S. Large Cap Portfolio

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
144 o ALLIANCE INTERMEDIATE MUNICIPAL PORTFOLIOS

Alliance Intermediate Municipal Portfolios
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

INTMUNIAR0902